EXECUTION COPY

GUARANTEE AND COLLATERAL AGREEMENT

made by

ICONIX BRAND GROUP, INC.

and certain of its Subsidiaries

in favor of

LEHMAN COMMERCIAL PAPER INC.,

as Administrative Agent

Dated as of March 30, 2007

TABLE OF CONTENTS

Page

Schedules

Annexes

GUARANTEE AND COLLATERAL AGREEMENT, dated as of March 30, 2007, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of LEHMAN COMMERCIAL PAPER INC., as Administrative Agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the "Lenders") from time to time parties to the Credit Agreement, dated as of March 30, 2007 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among ICONIX BRAND GROUP, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), LEHMAN BROTHERS INC., as advisor, sole lead arranger and sole book manager (in such capacity, the "Arranger"), and the Administrative Agent.

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to finance the acquisition of assets of certain Guarantors and to pay related fees and expenses;

WHEREAS, the Borrower and any other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent, for the benefit of the Secured Parties, as follows:

SECTION 1. DEFINED TERMS

1.1 Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Farm Products, General Intangibles, Goods, Instruments, Inventory, Letter-of-Credit Rights and Supporting Obligations.

The following terms shall have the following meanings:

"Agreement": this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

"Borrower Collateral": as defined in Section 3.2.

"Borrower Obligations": (i) the collective reference to the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent or to any Lender or any Qualified Counterparty, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, any Specified Hedge Agreement or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise; provided, that (x) obligations of the Borrower or any Subsidiary under any Specified Hedge Agreement shall be secured and guaranteed pursuant to the Security Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed and (y) any release of Collateral or Guarantors effected in the manner permitted by this Agreement shall not require the consent of holders of obligations under Specified Hedge Agreements, and (ii) all other obligations and liabilities of the Borrower, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, in each case, whether on account of reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Secured Parties that are required to be paid by the Borrower pursuant to the terms of this Agreement).

"Collateral": as defined in Section 3.2.

"Collateral Account": any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4.

"Contracts": the contracts and agreements listed in Schedule 6, as the same may be amended, supplemented or otherwise modified from time to time, including, without limitation, (i) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Grantor to damages arising thereunder and (iii) all rights of any Grantor to perform and to exercise all remedies thereunder.

"Copyrights": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, in any media, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 5), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

"Copyright Licenses": any written or oral agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule 5), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

"Deposit Account": as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

"Excluded Assets": the collective reference to (i) any contract, General Intangible, Copyright License, Patent License or Trademark License ("Intangible Assets"), in each case to the extent the grant by the relevant Grantor of a security interest pursuant to this Agreement in such Grantor's right, title and interest in such Intangible Asset (A) is prohibited by legally enforceable provisions of any contract, agreement, instrument or indenture governing such Intangible Asset, (B) would give any other party to such contract, agreement, instrument or indenture a legally enforceable right to terminate its obligations thereunder or (C) is permitted only with the consent of another party, if the requirement to obtain such consent is legally enforceable and such consent has not been obtained; provided, that in any event any Receivable or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture shall not be Excluded Assets to the extent that any of the foregoing is (or if it contained a provision limiting the transferability or pledge thereof would be) subject to Section 9-406 of the New York UCC, and (ii) Foreign Subsidiary Voting Stock excluded from the definition of "Pledged Stock" set forth in this Section 1.1.

"Foreign Subsidiary": any Subsidiary organized under the laws of any jurisdiction outside the United States of America.

"Foreign Subsidiary Voting Stock": the voting Capital Stock of any Foreign Subsidiary.

"Guarantor Collateral": as defined in Section 3.1.

"Guarantor Obligations": with respect to any Guarantor, the collective reference to all obligations and liabilities of such Guarantor, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to any Secured Party that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

"Guarantors": the collective reference to each Grantor other than the Borrower.

"Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, copyrights, copyright licenses, software, databases, patents, patent licenses, trademarks, trademark licenses, trademark applications, service marks, service mark licenses, service mark applications, trade names, brand names, domain names, mask works, mask work licenses, technology and related improvements, know-how and processes, trade secrets, all registrations and applications related to any of the above, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

"Intercompany Note": any promissory note evidencing loans made by any Grantor to the Borrower or any of its Subsidiaries.

"Investment Property": the collective reference to (i) all "investment property" as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of "Pledged Stock" in this Section 1.1) and (ii) whether or not constituting "investment property" as so defined, all Pledged Notes and all Pledged Stock.

"Issuers": the collective reference to each issuer of any Investment Property.

"New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

"Obligations": (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

"Patents": all (i) letters patent of the United States, any other country or any political subdivision thereof, (ii) applications for letters patent of the United States or any other country, and (iii) reissues, divisions, continuations and continuations-in-part, or extensions thereof, including, without limitation, any of the foregoing listed in Schedule 5 and (iii) all rights to obtain any reissues or extensions of the foregoing.

"Patent License": all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to make, have made, use, sell (directly or indirectly), offer to sell, import or dispose of any invention or practice any method or process covered in whole or in part by a Patent, including, without limitation, any of the foregoing listed in Schedule 5.

"Pledged Notes": all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Guarantor and all other promissory notes issued to or held by any Guarantor (other than promissory notes issued in connection with extensions of trade credit by any Guarantor in the ordinary course of business).

"Pledged Securities": the collective reference to the Pledged Notes and the Pledged Stock.

"Pledged Stock": the shares of Capital Stock listed on Schedule 2, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect (it being understood that Pledged Stock shall not include a pledge of the Capital Stock of any Unrestricted Subsidiary); provided that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be required to be pledged hereunder.

"Proceeds": all "proceeds" as such term is defined in Section 9-102(a)(64) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, including, without limitation, all dividends or other income from the Investment Property that is Collateral, collections thereon or distributions or payments with respect thereto.

"Receivable": any right of a Guarantor to payment for goods sold, leased, licensed, assigned or otherwise disposed of, or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

"Secured Parties": the collective reference to the Administrative Agent and the Lenders.

"Securities Act": the Securities Act of 1933, as amended.

"Trademarks": (i) all trademarks, trade names, brand names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, domain names, service marks, logos and other source or business identifiers, and all goodwill associated therewith or symbolized thereby, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing listed in Schedule 5, and (ii) the right to obtain all renewals thereof.

"Trademark License": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing listed in Schedule 5.

"Vehicles": all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing.

1.2 Other Definitional Provisions. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

SECTION 2. GUARANTEE

2.1 Guarantee. (a) The Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantee to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at stated maturity, by acceleration or otherwise) of the Borrower Obligations to the extent not paid by the Borrower.

(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to fraudulent conveyances or transfers or the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

(c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee of such Guarantor contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Secured Party hereunder.

(d) Subject to Section 8.15 hereof, the guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by full and final payment in cash.

(e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Borrower or any Guarantor under this Section 2 which shall, notwithstanding any such payment (other than any payment made by the Borrower or such Guarantor in respect of the Borrower Obligations or any payment received or collected from the Borrower or such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of the Borrower or such Guarantor hereunder until the Borrower Obligations are fully and finally paid in cash.

2.2 Right of Contribution. (a) Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment.

(b) Each Subsidiary Guarantor's right of contribution under this Section 2.2 shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Administrative Agent and the Secured Parties, and each Subsidiary Guarantor shall remain liable to the Administrative Agent and the Secured Parties for the full amount guaranteed by such Subsidiary Guarantor hereunder.

2.3 Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Secured Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Secured Parties by the Borrower on account of the Borrower Obligations are fully and finally paid in cash. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been fully and finally paid in cash, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

2.4 Amendments, etc. with respect to the Borrower Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent or any Secured Party may be rescinded by the Administrative Agent or such Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or

released by the Administrative Agent or any Secured Party (with the consent of such of the Borrower and the Guarantor as shall be required thereunder), and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may (with the consent of such of the Borrower and the Guarantor as shall be required thereunder) deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Secured Party for the payment of the Borrower Obligations may (with the consent of such of the Borrower and the Guarantor as shall be required thereunder) be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Secured Party shall, except to the extent set forth in and as required by any Requirement of Law (other than Organizational Documents), and for the benefit of the parties to, the agreements and instruments governing such Lien or guarantee, have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantees contained in this Section 2 or any property subject thereto.

2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee of such Guarantor contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Administrative Agent or any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee of such Guarantor contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability under this Section 2, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Secured Party against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7 Payments. Each Guarantor hereby guarantees that payments by it hereunder will be paid to the Administrative Agent without set-off or counterclaim in the case of obligations in respect of Borrower Obligations arising under the Credit Agreement or any other Loan Document in Dollars at the Payment Office specified in the Credit Agreement.

SECTION 3. GRANT OF SECURITY INTEREST

3.1 Grant of Security Interest by Guarantors. Each Guarantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Guarantor or in which such Guarantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Guarantor Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Guarantor's Obligations:

(a) all Accounts;

(b) all Chattel Paper;

(c) all Contracts;

(d) all Deposit Accounts;

(e) all Documents (other than title documents with respect to Vehicles);

(f) all Equipment;

(g) all General Intangibles;

(h) all Instruments;

(i) all Intellectual Property;

(j) all Inventory;

(k) all Investment Property;

(l) all Letter-of-Credit Rights;

(m) all Goods and other property not otherwise described above;

(n) all books and records pertaining to the Collateral; and

(b) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing, all Supporting Obligations in respect of any of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, that the Collateral shall not include any Excluded Assets.

3.2 Grant of Security Interest by Borrower. The Borrower hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of the following property now owned or at any time hereafter acquired by Borrower or in which Borrower now has or at any time in the future may acquire any right, title or interest (collectively, the "Borrower Collateral", and together with the Guarantor Collateral, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of its Obligations:

(a) all Pledged Stock;

(b) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing, all Supporting Obligations in respect of any of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

(c) all payments of principal or interest, dividends, cash, instruments and other property from time to time received or otherwise distributed, in respect of, in exchange for or upon the conversion of the Capital Stock referred to in clause (a) above;

(d) all rights and privileges of Borrower with respect to the Capital Stock referred to in clause (a) above; and

(e) all Proceeds of any of the foregoing.

For the avoidance of doubt, it is agreed that Collateral shall not include a pledge of the Capital Stock of Unrestricted Subsidiaries.

SECTION 4. REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that:

4.1 Representations in Credit Agreement. In the case of each Guarantor, the representations and warranties set forth in Section 3 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Administrative Agent and each Lender shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower's knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor's knowledge.

4.2 Title; No Other Liens. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens

permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement. For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, grant licenses in the ordinary course of business to third parties to use Intellectual Property owned by, licensed to or developed by a Grantor. For purposes of this Agreement and the other Loan Documents, such licensing activity shall not constitute a "Lien" on such Intellectual Property. Each of the Administrative Agent and each Secured Party understands that any such licenses may be exclusive to the applicable licensees, and such exclusivity provisions may limit the ability of the Administrative Agent to utilize, sell, lease or transfer the related Intellectual Property or otherwise realize value from such Intellectual Property pursuant hereto.

4.3 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral (other than Intellectual Property Collateral located or registered outside the United States) in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral (other than Intellectual Property Collateral located or registered outside the United States) in existence on the date hereof except for unrecorded Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law.

4.4 Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Grantor's jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor's chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 4. Such Grantor has furnished to the Administrative Agent a certified charter, certificate of incorporation or other organization document and long-form good standing certificate as of a date which is recent to the date hereof.

4.5 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

4.6 Investment Property. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.

(b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

(c) To the best of such Grantor's knowledge, each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and except for unrecorded Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law.

4.7 Contracts. (a) No consent of any party (other than such Grantor) to any Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Agreement.

(b) To the best of such Grantor's knowledge, each Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(c) No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Contracts by any Grantor thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Contract to any material adverse limitation, either specific or general in nature.

(d) Neither such Grantor nor (to the best of such Grantor's knowledge) any of the other parties to the Contracts is in default in the performance or observance of any of the terms thereof in any manner that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(e) The right, title and interest of such Grantor in, to and under the Contracts are not subject to any defenses, offsets, counterclaims or claims that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(f) Such Grantor has delivered to the Administrative Agent a complete and correct copy of each Contract, including all amendments, supplements and other modifications thereto.

(g) No amount payable to such Grantor under or in connection with any Contract is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

(h) None of the parties to any Contract is a Governmental Authority.

4.8 Intellectual Property. (a) Schedule 5 lists all registrations and applications included in Intellectual Property owned by such Guarantor in its own name on the date hereof. Schedule 5 also indicates which licenses with respect to such Intellectual Property are exclusive licenses.

(b) Each Guarantor owns or has the right to use all Intellectual Property that is material to its business as currently conducted or as proposed to be conducted free and clear of all Liens.

(c) On the date hereof, all material Intellectual Property of such Guarantor described on Schedule 5 is valid, subsisting, unexpired and enforceable, has not been abandoned and to such Guarantor's knowledge, does not infringe, impair, misappropriate, dilute or otherwise violate ("Infringe") the intellectual property rights of any other Person, or is being Infringed by any other Person.

(d) Except as set forth in Schedule 5, on the date hereof, none of the Intellectual Property of such Guarantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

(e) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or challenge the validity, enforceability, ownership or use of, or such Guarantor's rights in, any Intellectual Property in any respect, and such Guarantor knows of no valid basis for same, that could reasonably be expected to have a Material Adverse Effect.

(f) No action or proceeding is pending, or, to the knowledge of such Guarantor, threatened, on the date hereof (i) seeking to limit, cancel or challenge the validity, enforceability, ownership or use of any material Intellectual Property of any Guarantor or such Guarantor's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property to such Guarantor.

SECTION 5. COVENANTS

Each Grantor covenants and agrees with the Administrative Agent and the Secured Parties that, from and after the date of this Agreement until the Obligations shall have been paid in full:

5.1 Covenants in Credit Agreement. In the case of each Guarantor, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

5.2 Delivery of Instruments and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement; provided, that the Grantors shall not be obligated to deliver to the Administrative Agent any Instruments or Chattel Paper held by any Grantor at any time to the extent that the aggregate face amount of all such Instruments and Chattel Paper held by all Grantors at such time does not exceed $750,000.

5.3 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

5.4 Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever other than such claims or demands permitted by the Credit Agreement.

(b) Such Grantor will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

(c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Deposit Accounts and Letter-of-Credit Rights that is or is required to be Collateral, taking any actions necessary to enable the Administrative Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

5.5 Changes in Locations, Name, etc. Such Grantor will not, except upon 15 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein:

(i) change its jurisdiction of organization or the location of its chief executive office or sole place of business or principal residence from that referred to in Section 4.4; or

(ii) change its name.

5.6 Notices. Such Grantor will advise the Administrative Agent and the Lenders promptly, in reasonable detail, of:

(a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and

(b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

5.7 Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer of any Pledged Stock (provided that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be required to be pledged hereunder), whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the Secured Parties, hold the same in trust for the Administrative Agent and the Secured Parties and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Investment Property that is or is required to be Collateral upon the liquidation or dissolution of any Issuer

thereof shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of such Investment Property, or any property shall be distributed upon or with respect to such Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer thereof or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property that is or is required to be Collateral shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Grantor as additional collateral security for the Obligations. Notwithstanding the foregoing, the Grantors shall not be required to pay over to the Administrative Agent or deliver to the Administrative Agent as Collateral any proceeds of any liquidation or dissolution of any Issuer of any Pledged Stock, or any distribution of capital or property in respect of any Investment Property that is or is required to be Collateral, to the extent that (i) such liquidation, dissolution or distribution, if treated as a Disposition of the relevant Issuer, would be permitted by the Credit Agreement and (ii) the proceeds thereof are applied toward prepayment of Loans and reduction of Commitments to the extent required by the Credit Agreement.

(b) Without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer of any Pledged Stock to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of such Issuer, unless such securities are delivered to the Administrative Agent, concurrently with the issuance thereof, to be held by the Administrative Agent as Collateral (provided that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be required to be pledged hereunder), (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property that is or is required to be Collateral or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property that is or is required to be Collateral or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Pledged Securities or Proceeds thereof.

(c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) with respect to the Pledged Securities issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Pledged Securities issued by it.

5.8 Contracts. (a) In the case of each Grantor, such Grantor will perform and comply in all material respects with all its obligations under the Contracts to which it is a party.

(b) In the case of each Grantor, such Grantor will not amend, modify, terminate or waive any provision of any Contract to which it is a party (other than the Wal-Mart License Agreement) in any manner which could reasonably be expected to materially adversely affect the value of such Contract as Collateral.

(c) In the case of each Grantor, such Grantor will exercise promptly and diligently each and every material right which it may have under each Contract to which it is a party (other than any right of termination).

(d) In the case of each Grantor, such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it relating in any way to any Contract to which it is a party that questions the validity or enforceability of such Contract.

5.9 Intellectual Property. (a) In the case of each Guarantor, such Guarantor (either itself or through licensees) will (i) continue to use each material Trademark on each and every trademark class of goods or services applicable to its current business, including, without limitation, as reflected in its current service offerings, catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of all products and services offered under such Trademark, (iii) use such Trademark with all appropriate notices of registration and other legends required by applicable Requirements of Law, (iv) not adopt or use any new mark, or any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

(b) In the case of each Guarantor, such Guarantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

(c) In the case of each Guarantor, such Guarantor (either itself or through licensees) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. Such Guarantor will not (either itself or through licensees) do any act whereby any material portion of a Copyrights may fall into the public domain.

(d) In the case of each Guarantor, such Guarantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to Infringe the intellectual property rights of any other Person.

(e) In the case of each Guarantor, such Guarantor will notify the Administrative Agent and the Lenders immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Guarantor's rights in, or the validity, enforceability, ownership or use of, any material Intellectual Property, including, without limitation, such Guarantor's right to register or to maintain the same.

(f) In the case of each Guarantor, such Guarantor, whenever such Guarantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property (other than Copyrights) with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Guarantor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Whenever such Guarantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Copyright with the United States Copyright Office or any similar office or

agency in any other country or any political subdivision thereof, such Guarantor shall report such filing to the Administrative Agent within 20 Business Days. Upon request of the Administrative Agent, such Guarantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Secured Parties' security interest in any Copyright, Patent or Trademark located or registered in the United States.

(g) In the case of each Guarantor, such Guarantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application relating to any material Intellectual Property (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(h) In the case of each Guarantor, in the event that any material Intellectual Property is Infringed by a third party, such Guarantor shall (i) take such actions as such Guarantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and sue for Infringement, to seek injunctive relief where appropriate and to recover any and all damages for such Infringement.

5.10 Commercial Tort Claims. In the case of each Guarantor, if any Guarantor shall at any time commence a suit, action or proceeding with respect to any Commercial Tort Claim held by it with a value which such Guarantor reasonably believes to be of $1,000,000 or more, such Guarantor shall promptly notify the Administrative Agent thereof in a writing signed by such Guarantor and describing the details thereof and shall grant to the Administrative Agent for the benefit of the Secured Parties in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 6. REMEDIAL PROVISIONS

6.1 Certain Matters Relating to Receivables. (a) The Administrative Agent shall have the right, at any time after the occurrence and during the continuance of an Event of Default, to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. At any time and from time to time after the occurrence and during the continuance of an Event of Default, upon the Administrative Agent's request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

(b) The Administrative Agent hereby authorizes each Grantor to collect such Grantor's Receivables, subject to the Administrative Agent's direction and control after the occurrence and during the continuance of an Event of Default, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole

dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Secured Parties only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(c) At the Administrative Agent's request, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

(d) At any time after the occurrence and during the continuance of an Event of Default, each Grantor will cooperate with the Administrative Agent to establish a system of lockbox accounts, under the sole dominion and control of the Administrative Agent, into which all Receivables shall be paid and from which all collected funds will be transferred to a Collateral Account.

6.2 Communications with Obligors; Grantors Remain Liable. (a) The Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to the Contracts to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Receivables or Contracts.

(b) Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables and parties to the Contracts that the Receivables and the Contracts have been assigned to the Administrative Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Administrative Agent.

(c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables (or any agreement giving rise thereto) and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Secured Party of any payment relating thereto, nor shall the Administrative Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

6.3 Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Securities; provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Administrative Agent's

reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

(b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, as the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in the order set forth in Section 6.5, and any or all of the Pledged Securities shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and such Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Administrative Agent.

6.4 <u>Proceeds to be Turned Over To Administrative Agent</u>. In addition to the rights of the Administrative Agent and the Secured Parties specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and Instruments shall be held by such Grantor in trust for the Administrative Agent and the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

6.5 <u>Application of Proceeds</u>. If an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations in the following order:

<u>First</u>, to pay incurred and unpaid fees and expenses of the Administrative Agent under the Loan Documents;

Second, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then due and owing and remaining unpaid to the Secured Parties;

Third, to the Administrative Agent, for application by it towards prepayment of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then held by the Secured Parties; and

Fourth, any balance of such Proceeds remaining after the Obligations shall have been paid in full shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

6.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6 with respect to any Grantor's Collateral, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral of such Grantor or in any way relating to the Collateral of such Grantor or the rights of the Administrative Agent and the Secured Parties hereunder with respect thereto, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations of such Grantor, in the order specified in Section 6.5, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

6.7 Pledged Stock. (a) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to

one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, consents to such private sale. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(b) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Administrative Agent and the Secured Parties, that the Administrative Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

6.8 Deficiency. Subject to Section 2.1(b) hereof, the Borrower and each other Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Borrower Collateral, in the case of the Borrower, and the Guarantor Collateral, in the case of each Guarantor, are insufficient to pay the Borrower Obligations, in the case of the Borrower, and the Guarantor Obligations, in the case of each Guarantor, and the fees and disbursements of any attorneys employed by the Administrative Agent or any Secured Party to collect such deficiency.

SECTION 7. THE ADMINISTRATIVE AGENT

7.1 Administrative Agent's Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor without notice to or assent by such Grantor, to do any or all of the following:

(i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or contract or with respect to any other Collateral whenever payable;

(ii) in the case of any Intellectual Property that is or is required to be Collateral, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's and the

Secured Parties' security interest in such Intellectual Property, other than Trademarks, Copyrights or Patents located or registered outside the United States;

(iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv) execute, in connection with any sale provided for in Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral;

(v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark, throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as Parent or such Grantor might do; and

(vi) license or sublicense whether on an exclusive or non-exclusive basis, any Intellectual Property for such term and on such conditions and in such manner as the Administrative Agent shall in its sole judgment determine and, in connection therewith, such Grantor hereby grants to the Administrative Agent for the benefit of the Secured Parties a royalty-free, world-wide irrevocable license of its Intellectual Property.

Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

(b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor shall be payable by such Grantor to the Administrative Agent on demand.

(d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

7.2 Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Secured Parties hereunder are solely to protect the Administrative Agent's and the Secured Parties' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Secured Party to exercise any such powers. The Administrative Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

7.3 Execution of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral (but with respect to any Copyright, Patent or Trademark, only those located or registered in the United States) without the signature of such Grantor in such form and in such offices as the Administrative Agent determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. Each Grantor authorizes the Administrative Agent to use the collateral description "all personal property" or "all assets" in any such financing statements. Each Grantor hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement with respect to the Collateral made prior to the date hereof.

7.4 Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

SECTION 8. MISCELLANEOUS

8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 9.1 of the Credit Agreement.

8.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 9.2 of the Credit

Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

8.4 Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay, or reimburse each Secured Party and the Administrative Agent for, all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements and other charges of one counsel to the Administrative Agent and the other Secured Parties and, if reasonably necessary, one local counsel in any relevant jurisdiction.

(b) Each Guarantor agrees to pay, and to save the Administrative Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c) Each Guarantor agrees to pay, and to save the Administrative Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 9.5 of the Credit Agreement.

(d) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the Secured Parties and their successors and assigns permitted pursuant to Section 9.6 of the Credit Agreement; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

8.6 Set-Off. Each Grantor hereby irrevocably authorizes the Administrative Agent and each Secured Party at any time and from time to time following an Event of Default, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Secured Party to or for the credit or the account of such Grantor or any

part thereof in such amounts as the Administrative Agent or such Secured Party may elect, against and on account of the obligations and liabilities of such Grantor to the Administrative Agent or such Secured Party hereunder and claims of every nature and description of the Administrative Agent or such Secured Party against such Grantor in any currency, whether arising hereunder, under the Credit Agreement or, any other Loan Document, as the Administrative Agent or such Secured Party may elect, whether or not the Administrative Agent or any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Secured Party shall notify such Grantor promptly of any such set-off and the application made by the Administrative Agent or such Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Secured Party under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Secured Party may have.

8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Administrative Agent and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

8.11 **GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.**

8.12 Submission To Jurisdiction; Waivers. Each Grantor, and by acceptance of the benefits hereof, the Administrative Agent and each Secured Party, hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in

any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

8.13 Acknowledgements. Each Grantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) neither the Administrative Agent nor any Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

8.14 Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 5.10 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

8.15 Releases. (a) At such time as the Loans and the other Obligations shall have been paid in full, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Borrower shall have delivered to the Administrative Agent, at least ten Business Days prior to the

date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

8.16 WAIVER OF JURY TRIAL. EACH GRANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, THE ADMINISTRATIVE AGENT AND EACH SECURED PARTY, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

ICONIX BRAND GROUP, INC.

By: ____________________
Title:

STUDIO IP HOLDINGS LLC

By: STUDIO HOLDINGS AND MANAGEMENT CORPORATION

By: ____________________
Title:

STUDIO HOLDINGS AND MANAGEMENT CORPORATION

By: ____________________
Title:

OP HOLDINGS LLC

By: OP HOLDINGS AND MANAGEMENT CORPORATION

By: ____________________
Title:

OP HOLDINGS AND MANAGEMENT CORPORATION

By: ____________________
Title:

Omitted Schedule

Schedule	Description
6	Contracts

SCHEDULE 1

NOTICE ADDRESSES OF GUARANTORS

OP Holdings and Management Corporation	Studio Holdings and Management Corporation
103 Foulk Road, Suite 200 Wilmington, DE 19803 Copy to: Iconix Brand Group, Inc. 1450 Broadway, 4th Floor New York, NY 10018	103 Foulk Road, Suite 200 Wilmington, DE 19803 Copy to: Iconix Brand Group, Inc. 1450 Broadway, 4th Floor New York, NY 10018
OP Holdings LLC	**Studio IP Holdings LLC**
103 Foulk Road, Suite 200 Wilmington, DE 19803 Copy to: Iconix Brand Group, Inc. 1450 Broadway, 4th Floor New York, NY 10018	103 Foulk Road, Suite 200 Wilmington, DE 19803 Copy to: Iconix Brand Group, Inc. 1450 Broadway, 4th Floor New York, NY 10018

SCHEDULE 2

DESCRIPTION OF PLEDGED SECURITIES

Pledged Capital Stock:

Issuer	Class of Capital Stock	Certificate No.	Ownership Interest
OP Holdings LLC	Limited Liability Company Interests	3	100%
OP Holdings and Management Corporation	Common	1	100 shares
Studio IP Holdings LLC	Limited Liability Company Interests	5	100%
Studio Holdings and Management Corporation	Common	1	100 shares
		2	285 shares

Pledged Notes: None

SCHEDULE 3

FILINGS AND OTHER ACTIONS REQUIRED TO PERFECT SECURITY INTEREST

Uniform Commercial Code Filings

UCC-1 Financing Statements naming each of the Borrower and the Guarantors as Debtor and Lehman Commercial Paper Inc. as Secured Party to be filed with the Office of the Secretary of State of the State of Delaware

Patent and Trademark Filings

Grantor	Filing Office
Studio IP Holdings LLC OP Holdings LLC	United States Patent and Trademark Office

Patent and Trademark Filings

Grantor	Filing Office
OP Holdings LLC	United States Copyright Office

Actions with respect to Pledged Stock

Delivery of certificates representing the Pledged Stock to the Administrative Agent in the State of New York

Other Actions

None

SCHEDULE 4

JURISDICTION OF ORGANIZATION, IDENTIFICATION NUMBER AND LOCATION OF CHIEF EXECUTIVE OFFICE

Grantor	Jurisdiction of Organization	Identification Number	Location of Chief Executive Office
Iconix Brand Group, Inc.	Delaware	11-2481903	1450 Broadway, 4th Floor New York, NY 10018
OP Holdings LLC	Delaware	20-5824617	103 Foulk Road, Suite 200 Wilmington, DE 19803
OP Holdings and Management Corporation	Delaware	20-5823821	103 Foulk Road, Suite 200 Wilmington, DE 19803
Studio IP Holdings LLC	Delaware	20-8587309	103 Foulk Road, Suite 200 Wilmington, DE 19803
Studio IP Holdings and Management Corporation	Delaware	20-8584631	103 Foulk Road, Suite 200 Wilmington, DE 19803

SCHEDULE 5

INTELLECTUAL PROPERTY

I. Copyrights – See Annex A to Schedule 5.

II. Copyright Licenses – None.

III. Patents and Patent Licenses – None.

IV. Trademarks – See Annex B to Schedule 5.

V. Trademark Licenses – See Annex C to Schedule 5.

ANNEX A TO SCHEDULE 5

Owner	**Copyright**	**Registration**
Ocean Pacific Apparel Corporation	Core Design	# VA 1-046-882

ANNEX B TO SCHEDULE 5

Exhibit A

See Attached U.S. Trademark Summary Report (8 Pages)

See Attached Foreign Trademark Summary Report (21 Pages)

Exhibit A

Case Tracking System

U.S. Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Mark	Class	Filing Date Serial #	Date Issued Registration #	ROA Due SOU Due	Status § 8 Due § 15 Due Renewal Due
RW-01	RW (Block Letters)	25	11/8/2002 76/465,489		ROA: SOU:	Abandoned
RW-02	ROCA	25	5/10/1999 75/701,875	8/13/2002 2,607,833	ROA: SOU:3/19/2002	Registered 8/13/2008 8/13/2008 8/13/2012
RW-03	ROCAWEAR plus Design	25	7/21/1999 75/757409	10/21/1999	ROA: SOU:	Abandoned
RW-04	Miscellaneous Design	25	7/21/1999 75/757292	5/30/2000	ROA: SOU:	Abandoned
RW-05	ROCA BABY	3,9,14,25	1/6/2000 75/889198		ROA: SOU:12/17/2003	Abandoned
RW-06	ROCA	25	1/23/1989 73/776,391	2/6/1990 1581629	ROA: SOU:	Abandoned 2/6/1996 2/6/1996 2/7/2000
RW-07	ROCA	9,14,25	1/6/2000 75/889677		ROA: SOU:	Abandoned
RW-08	ROCAWEAR plus Design	14	1/27/2000 76/023,483	10/18/2005 3,007,571	ROA: SOU:5/9/2005	Registered 10/18/2011 10/18/2011 10/19/2015

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

U.S. Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Mark	Class	Filing Date Serial #	Date Issued Registration #	ROA Due SOU Due	Status § 8 Due § 15 Due Renewal Due
RW-09	ROCA SPORT	25	12/13/2002 76/476040		ROA: SOU:12/8/2004	Abandoned
RW-10						
RW-11	ROCA	25	3/13/2000 75/942609	6/11/2002 2,579,733	ROA: SOU:1/31/2002	Registered 6/11/2008 6/11/2008 6/11/2012
RW-12	ROCAWEAR	18	1/23/2001 76/198,637	1/28/2003 2,681,721	ROA: SOU:6/25/2002	Registered 1/28/2009 1/28/2009 1/28/2013
RW-13	ROCAWEAR	25	4/6/1999 75/676,741	3/6/2001 2,434,124	ROA: SOU:	Registered 3/6/2007 3/6/2007 3/7/2011
RW-14	ROCAWEAR plus Design	3	8/21/2001 76/301,744		ROA: SOU:2/28/2007	Abandoned
RW-15	ROCAWEAR plus Design	14	8/21/2001 76/301742		ROA: SOU:	Abandoned
RW-16	ROCAWEAR plus Design	5	8/21/2001 76/301746		ROA: SOU:6/25/2003	Abandoned

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

U.S. Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Mark	Class	Filing Date Serial #	Date Issued Registration #	ROA Due SOU Due	Status § 8 Due § 15 Due Renewal Due
RW-17	**ROCAWEAR plus Design**	9	8/21/2001 76/301740	3/15/2005 2,933,532	**ROA**: **SOU**:12/18/2004	Registered 3/15/2011 3/15/2011 3/16/2015
RW-18	**ROCAWEAR plus Design**	12	8/21/2001 76/301743		**ROA**: **SOU**:7/9/2004	Abandoned
RW-19	**ROCAWEAR plus Design**	21	8/21/2001 76/301745		**ROA**: **SOU**:7/23/2004	Abandoned
RW-20	**ROCAWEAR plus Design**	18	8/21/2001 76/301741	11/4/2003 2,780,202	**ROA**: **SOU**:6/18/2003	Registered 11/4/2009 11/4/2009 11/4/2013
RW-21	**Rocawear plus Design**	24	4/24/2003 76/514,875		**ROA**: **SOU**:9/25/2006	Abandoned
RW-23	**Rocawear plus Design**	25	1/27/2000 75/982139	10/15/2002 2,633,943	**ROA**: **SOU**:	Registered 10/15/2008 10/15/2008 10/15/2012
RW-24						
RW-25						

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

U.S. Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Mark	Class	Filing Date Serial #	Date Issued Registration #	ROA Due SOU Due	Status § 8 Due § 15 Due Renewal Due
RW-26						
RW-27						
RW-28						
RW-29	RW Flame Design	25	11/8/2002 76/465490	11/11/2003 2,781,618	ROA: SOU:	Registered 11/12/2009 11/12/2009 11/12/2013
RW-30	RW Flame Design	14	7/3/2003 76/527454		ROA: SOU:	Abandoned
RW-31	R Stitch Design	25	9/11/2003 76/546,855	12/28/2004 2,914,980	ROA: SOU:2/24/2005	Registered 12/28/2010 12/28/2010 12/29/2014
RW-32	Rocawear plus RW Design	35	9/26/2003 76/552,369		ROA: SOU:3/21/2007	Pending
*RW-33	Team Roc plus Design	25	12/9/2003 76/566008	7/26/2005 2,977,920	ROA: SOU:9/22/2005	Registered 7/26/2011 7/26/2011 7/27/2015
RW-34						

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

U.S. Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Mark	Class	Filing Date Serial #	Date Issued Registration #	ROA Due SOU Due	Status § 8 Due § 15 Due Renewal Due
RW-35	ROC plus Design (purchased)	25,28	3/11/1999 75/658,205	10/22/2002 2,640,040	ROA: SOU:	Registered 10/22/2008 10/22/2008 10/22/2012
RW-36	Neck Label Placement	25	3/31/2004 76/584189		ROA: SOU:	Abandoned
RW-37	Rocawear Muse	25	5/17/2004 76/592517		ROA: SOU:	Abandoned
RW-38						
RW-39						
RW-39						
RW-40						
RW-41						
RW-43	Rocawear plus RW Design	28	9/16/2004 76/612,241	11/8/2005 3,012,787	ROA: SOU:	Registered 11/8/2011 11/8/2011 11/9/2015

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

U.S. Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Mark	Class	Filing Date Serial #	Date Issued Registration #	ROA Due SOU Due	Status § 8 Due § 15 Due Renewal Due
RW-44	Rocawear plus RW Design	9	9/16/2004 76/612,239		ROA: SOU:5/22/2007	Pending
RW-45	Team Roc plus Design	9	9/16/2004 76/612,240		ROA: SOU:	Pending
RW-46	Rocawear plus RW Design	12	11/15/2004 76/620,454		ROA: SOU:11/22/2006	Pending
RW-47	ROC	9	2/8/2005 78/562,436	2/21/2006 3,060,218	ROA: SOU:	Registered 2/21/2012 2/21/2012 2/22/2016
RW-48	R Shield Design	25	5/2/2005 76/637,577	11/14/2006 3,170,436	ROA:6/1/2006 SOU:	Registered 11/14/2012 11/14/2012 11/14/2016
RW-49	R Knit Design	25	5/2/2005 76/637,576		ROA:6/2/2006 SOU:	Pending
RW-49	R Knit Design	25	5/2/2005 76/637,576		ROA:3/27/2007 SOU:	Pending
RW-50	R Stylized (Left)	25	8/2/2005 78/683,661		ROA:5/7/2007 SOU:10/25/2006	Pending

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

U.S. Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Mark	Class	Filing Date Serial #	Date Issued Registration #	ROA Due SOU Due	Status § 8 Due § 15 Due Renewal Due
RW-51	R Stylized (Right)	25	8/2/2005 78/683,689		ROA:5/7/2007 SOU:10/25/2006	Pending
RW-52	Rock For Life	25	1/6/2006 78/786,690		ROA: SOU:	Pending
RW-53	Bella Roc	25	2/6/2006 78/807,854		ROA: SOU:	Pending
RW-54	We Run The Strip	25	2/27/2006 78/824,046	12/5/2006 3,180,987	ROA: SOU:	Registered 12/5/2012 12/5/2012 12/5/2016
RW-55	R Rope Design	25	5/30/2006 78/895,985		ROA: SOU:	Pending
RW-56	Rocawear plus Skull & Bones	25	5/30/2006 78/894,136		ROA: SOU:	Pending
RW-57	Rocawear plus Skull & Bones	18	5/30/2006 78/895,515		ROA: SOU:	Pending
RW-58	Rocawear plus Skull & Bones	14	5/30/2006 78/895,554		ROA: SOU:	Pending

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

U.S. Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Mark	Class	Filing Date Serial #	Date Issued Registration #	ROA Due SOU Due	Status § 8 Due § 15 Due Renewal Due
RW-59	Sleep RW Sexy	25	5/30/2006 78/896,314		ROA:2/28/2007 SOU:	Pending
RW-60	ROCABEAR plus RW Design	28	7/20/2006 78/933,507		ROA: SOU:	Pending
*RW-61	TEAM ROC	25	4/6/1999 75/674,783		ROA: SOU:3/19/2007	Pending
RW-62	Rocawear plus RW Design	3	1/5/2007 77/077,235		ROA: SOU:	Pending

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

Foreign Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Country	Mark	Class	Filing Date Serial #	Date Issued Registration #	Status Renewal Due
RW-AR-01	Argentina	**Rocawear plus RW Design**	25	6/16/2004 2,521,777		Pending
***RW-AR-02**	Argentina	**Team Roc plus Design**	25	7/26/2004 2530850	3/9/2006 2.071.339	Registered *3/9/2016*
RW-AU-01	Australia	**ROCAWEAR**	25	1/31/2000 821727	1/31/2000 821727	Registered *1/31/2010*
RW-AU-02	Australia	**ROCAWEAR plus Design**	9,14,18	8/30/2001 887591	8/30/2001 887591	Registered *8/30/2011*
RW-AU-03	Australia	**ROCAWEAR plus Design**	3	12/31/2003 983527	12/31/2003 983527	Registered *12/31/2013*
RW-BA-01	Bahrain	**Rocawear plus RW Design**	25	2/25/2004 40789	5/8/2005 TM40789	Registered *2/25/2014*

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

Foreign Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Country	Mark	Class	Filing Date Serial #	Date Issued Registration #	Status Renewal Due
RW-BO-01	Botswana	**Rocawear plus RW Design**	25			New
RW-BR-01	Brazil	**Rocawear plus Design**	25	3/5/2002 824411790		Pending
RW-CA-01	Canada	**ROCA Design**	25	6/26/1991 068476200	3/26/1993 TMA410070	Registered *3/26/2007*
RW-CA-02	Canada	**ROCAWEAR**	25	5/5/2000 1057949	3/13/2003 TMA577443	Registered *3/13/2018*
RW-CA-03	Canada	**ROCAWEAR plus Design**	3,9,14,18	9/6/2001 1115021	7/8/2004 TMA614,353	Registered *7/8/2019*
RW-CA-04	Canada	**R Stitch Design**	25	5/4/2005 1256296		Pending

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

Foreign Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Country	Mark	Class	Filing Date Serial #	Date Issued Registration #	Status Renewal Due
RW-CA-05	Canada	**R Knit Design**	25	5/4/2005 1256297		Pending
RW-CA-06	Canada	**R Shield Design**	25	5/4/2005 1256298		Pending
RW-CA-07	Canada	**ROC**	18,25			Pending
RW-CH-01	China	**ROCAWEAR**	25	3/6/2000 2000024641	4/7/2001 1549404	Registered *4/6/2011*
RW-CH-02	China	**ROCAWEAR plus RW Design**	3	3/5/2003 3475160	12/28/2004 3475160	Registered *12/27/2014*
RW-CH-03	China	**Rocawear plus RW Design**	25	3/11/2003 3481960	9/21/2006 3,481,960	Registered *9/20/2016*

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

Foreign Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Country	Mark	Class	Filing Date Serial #	Date Issued Registration #	Status Renewal Due
RW-CH-04	China	**Rocawear plus RW Design**	18	3/21/2003 3495476	9/21/2006 3,495,476	Registered *9/20/2016*
RW-CH-05	China	**ROCAWEAR plus RW Design**	9	3/5/2003 3475159		Pending
RW-CH-06	China	**ROCAWEAR plus RW Design**	14	3/5/2003 3475158	10/28/2004 3475158	Registered *10/27/2014*
***RW-CH-07**	China	**Team Roc plus Design**	25	2/24/2004 3924509		Pending
RW-CH-08	China	**R Stitch Design**	25	5/16/2005 4658746		Pending
RW-CH-09	China	**R Knit Design**	25	5/16/2005 4658745		Pending

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

Foreign Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Country	Mark	Class	Filing Date Serial #	Date Issued Registration #	Status Renewal Due
RW-CH-10	China	**R Shield Design**	25	5/16/2005 4658744		Pending
RW-CL-01	Chile	**Rocawear plus RW Design**	25	5/9/2003 606.989	12/11/2003 680.706	Registered *12/11/2013*
RW-CM-01	Cambodia	**Rocawear plus RW Design**	25	5/13/2004 20531/04	9/9/2004 20246/04	Registered *5/13/2014*
RW-CO-01	Colombia	**Rocawear plus Design**	25	2/14/2002 2012586		Pending
***RW-CO-02**	Colombia	**Team Roc plus Design**	25	7/28/2004 04072769	2/22/2005 294861	Registered *2/22/2015*
RW-CR-01	Costa Rica	**Rocawear plus Design**	25	4/22/2003 2293-2003	12/4/2003 142894	Registered

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

Foreign Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Country	Mark	Class	Filing Date Serial #	Date Issued Registration #	Status Renewal Due
RW-CTM-01	CTM	ROCAWEAR plus RW Design	3,9,14,18,25	8/31/2001 2360238	1/31/2003 2360238	Registered *8/31/2011*
*RW-CTM-02	CTM	Team Roc plus Design	9,18,25	3/10/2004 3702743	3/10/2004 3702743	Registered *3/10/2014*
RW-CTM-04	CTM	R Knit Design	14,18,25	5/5/2005 4426061	5/5/2005 4426061	Registered *5/5/2015*
RW-CTM-05	CTM	R Shield Design	14,18,25	5/5/2005 4426441	5/5/2005 4426441	Registered *5/5/2015*
RW-CTM-06	CTM	R Stitch Design	14,18,25	5/5/2005 4426482	5/5/2005 4426482	Registered *5/5/2015*
RW-CTM-07	CTM	ROC	9,18,25	6/20/2005 4,497,186		Pending

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

Foreign Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Country	Mark	Class	Filing Date Serial #	Date Issued Registration #	Status Renewal Due
RW-CTM-08	CTM	**BELLA ROC**	14,18,25	5 605 498		Pending
RW-CU-01	Cuba	**Rocawear**	25	7/12/2002 2002-0585	11/2/2004 2002-0585	Registered *7/12/2012*
RW-CU-02	Cuba	**Rocawear plus RW Design**	25	4/16/2003 2003-0250	2/8/2005 2003-0250	Registered *7/12/2012*
RW-CY-01	Cyprus	**Rocawear plus RW Design**	25	12/21/2005 71957		Pending
RW-DR-01	Dominican Republic	**Rocawear plus Design**	25	4/21/2003 2003-25383	6/30/2003 135828	Registered *6/30/2013*
RW-EC-01	Ecuador	**Rocawear plus RW Design**	25	4/16/2003 133096	12/15/2003 27460	Registered *12/15/2013*

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

Foreign Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Country	Mark	Class	Filing Date Serial #	Date Issued Registration #	Status Renewal Due
RW-EG-01	Egypt	**Rocawear plus RW Design**	25	9/13/2003 161976		Pending
RW-EL-01	El Salvador	**Rocawear plus RW Design**	25	4/22/2003 20030036550	6/18/2004 87/15/175-176	Registered *6/18/2014*
RW-GR-01	Germany	**Rocawear plus Design**	25 & 35		6/29/2000 399 71 608	Registered
RW-GR-02	Germany	**Rocawear**	25		399 38 087	Registered
RW-GU-01	Guatemala	**Rocawear plus RW Design**	25	4/21/2003 2570-2003	10/27/2003 126559	Registered *10/27/2013*
RW-HK-01	Hong Kong	**ROCAWEAR**	25	1/27/2000 2000/01597	1/27/2000 2001/00547	Registered *1/27/2010*

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

Foreign Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Country	Mark	Class	Filing Date Serial #	Date Issued Registration #	Status Renewal Due
RW-HK-02	Hong Kong	**ROCAWEAR plus Design**	3	9/3/2001 2001/14334	9/3/2001 2003/08802	Registered *9/3/2008*
RW-HK-03	Hong Kong	**ROCAWEAR plus Design**	9	9/3/2001 2001/14335	9/3/2001 07653/2004	Registered *9/3/2008*
RW-HK-04	Hong Kong	**ROCAWEAR plus Design**	14	9/3/2001 2001/14336	9/3/2001 00019/2003	Registered *9/3/2008*
RW-HK-05	Hong Kong	**ROCAWEAR plus Design**	18	9/3/2001 2001/14337	9/3/2001 00020/2003	Registered *9/3/2008*
RW-HK-06	Hong Kong	**ROCAWEAR plus RW Design**	25	3/13/2003 2003/03718	3/13/2003 06451/2004	Registered *3/13/2010*
***RW-HK-07**	Hong Kong	**Team Roc plus Design**	25	2/20/2004 300162053	2/20/2004 300162053	Registered *2/20/2014*

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

Foreign Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Country	Mark	Class	Filing Date Serial #	Date Issued Registration #	Status Renewal Due
RW-HO-01	Honduras	Rocawear plus RW Design	25	4/24/2003 10195/2003	4/17/2004 91739	Registered *4/17/2014*
RW-ID-01	Indonesia	Rocawear plus Design	25	10/14/2002 D00/2002/23690/23954		Pending
RW-IN-01	India	Rocawear plus RW Design	25	7/22/2003 1216651		Pending
RW-IS-01	Israel	Rocawear plus RW Design	25	7/16/2003 165716	7/16/2004 165716	Registered *7/16/2010*
RW-IV-01	Ivory Coast	Rocawear plus RW Design	25	7/30/2003 3200301074	7/30/2003 48380	Registered *7/30/2013*
RW-JA-01	Japan	ROCAWEAR	25	2/4/2000 2000-8305		Pending

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

Foreign Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Country	Mark	Class	Filing Date Serial #	Date Issued Registration #	Status Renewal Due
RW-JA-02	Japan	**ROCAWEAR plus Design**	3,9,14,18	11/2/2001 2001-98387	5/3/2006 4932403	Registered *5/3/2016*
RW-JA-03	Japan	**Rocawear plus RW Design**	18 & 25	1/22/2001 2001-4009		Pending
RW-JA-05	Japan	**Team Roc plus Design**	25	2/20/2004 2004-15440	9/17/2004 4,802,979	Registered *9/17/2014*
RW-JA-06	Japan	**R Stitch Design**	25	5/6/2005 2005-39519	11/18/2005 4,908,723	Registered *11/18/2015*
RW-JA-07	Japan	**R Shield Design**	25	5/6/2005 2005-39520	11/18/2005 4,908,724	Registered *11/18/2015*
RW-JA-08	Japan	**R Knit Design**	25	5/6/2005 2005-39521	11/18/2005 4,908,725	Registered *11/18/2015*

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

Foreign Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Country	Mark	Class	Filing Date Serial #	Date Issued Registration #	Status Renewal Due
RW-JM-01	Jamaica	**Rocawear plus RW Design**	25	4/29/2003 43823	11/23/2004 43823	Registered *4/29/2013*
RW-JO-01	Jordan	**Rocawear plus RW Design**	25	2/19/2006 84103	2/19/2006 84103	Registered *2/19/2016*
RW-KE-01	Kenya	**Rocawear plus RW Design**	25	4/10/2003 54394	4/10/2003 54394	Registered *4/10/2013*
RW-KO-01	Korea	**ROCAWEAR**	25	3/7/2001 40-2000-0009901		Abandoned
RW-KO-02	Korea	**ROCAWEAR plus Design**	3	9/1/2001 40-2001-38859	12/26/2003 569920	Registered *12/26/2013*
RW-KO-03	Korea	**ROCAWEAR plus Design**	25	2/22/2002 2002-8712		Pending

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

Foreign Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Country	Mark	Class	Filing Date Serial #	Date Issued Registration #	Status Renewal Due
RW-KO-04	Korea	**ROCAWEAR plus Design (divisional application)**	18	11/8/2001 40-2002-0051484	7/11/2003 553577	Registered *7/11/2013*
RW-KO-05	Korea	**ROCAWEAR**	25	4/26/2003 40-2003-19036	8/20/2004 590803	Registered *8/20/2014*
RW-KO-06	Korea	**ROCAWEAR plus Design (divisional application)**	9 & 14	5/2/2003 40-2003-20159	12/24/2003 569779	Registered *12/24/2013*
RW-KO-07	Korea	**RW Design (purchased)**	25		494248	Registered
***RW-KO-08**	Korea	**Team Roc plus Design**	25	2/20/2004 40-2004-7507	6/8/2005 620660	Registered *6/8/2015*
RW-KO-09	Korea	**R Knit Design**	25	5/3/2005 40-2005-19836		Pending

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

Foreign Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Country	Mark	Class	Filing Date Serial #	Date Issued Registration #	Status Renewal Due
RW-KO-10	Korea	**R Shield Design**	25	5/3/2005 40-2005-19834	2/6/2006 650011	Registered *2/6/2016*
RW-KO-11	Korea	**R Stitch Design**	25	5/3/2005 40-2005-19835	4/27/2006 40-660199	Registered *4/27/2016*
RW-KU-01	Kuwait	**Rocawear plus RW Design**	25	1/23/2006 74744		Pending
RW-LB-01	Lebanon	**Rocawear plus RW Design**	25	12/30/2005 6909	1/4/2006 104992	Registered *1/4/2021*
RW-LE-01	Lesotho	**Rocawear plus RW Design**	25	4/22/2003 LS/M/03/00169	5/3/2004 LS/M/03/00169	Registered *4/22/2013*
RW-M0-01	Morocco	**Rocawear plus RW Design**	25	1/5/2006 101394	1/5/2006 101394	Registered *1/5/2016*

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

Foreign Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Country	Mark	Class	Filing Date Serial #	Date Issued Registration #	Status Renewal Due
RW-MA-01	Malaysia	**Rocawear plus RW Design**	25	5/28/2004 2004/07269	5/28/2004 2004/07269	Registered *5/28/2014*
RW-MX-01	Mexico	**Rocawear plus RW Design**	3	11/14/2001 517199	11/14/2001 732672	Registered *11/14/2011*
RW-MX-02	Mexico	**Rocawear plus RW Design**	9	11/14/2001 517200		Pending
RW-MX-03	Mexico	**Rocawear plus RW Design**	14	11/14/2001 517201	11/14/2001 734816	Registered *11/14/2011*
RW-MX-04	Mexico	**Rocawear plus RW Design**	18	11/14/2001 517202	11/14/2001 732673	Registered *11/14/2011*
RW-MX-05	Mexico	**Rocawear plus RW Design**	25	11/14/2001 517203	11/14/2001 736507	Registered *11/14/2011*

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

Foreign Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Country	Mark	Class	Filing Date Serial #	Date Issued Registration #	Status Renewal Due
*RW-MX-06	Mexico	**Team Roc plus Design**	25	6/7/2004 660208	9/13/2004 849791	Registered *6/7/2014*
RW-MX-07	Mexico	**R Stitch Design**	25	5/2/2005 715308	8/31/2005 898359	Registered *5/2/2015*
RW-MX-08	Mexico	**R Knit Design**	25	5/2/2005 715309	8/31/2005 898360	Registered *5/2/2015*
RW-MX-09	Mexico	**R Shield Design**	25	5/2/2005 715307	8/31/2005 898358	Registered *5/2/2015*
RW-NA-01	Netherlands Antilles	**Rocawear plus RW Design**	25	5/6/2003 D-300284	6/10/2003 09840	Registered *5/6/2013*
RW-NI-01	Nicaragua	**Rocawear plus RW Design**		4/21/2003 2003/01200	10/30/2003 59229LM	Registered *10/30/2013*

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

Foreign Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Country	Mark	Class	Filing Date Serial #	Date Issued Registration #	Status Renewal Due
RW-NO-01	Norway	**Rocawear**	25	7/12/2002 200206476	1/3/2005 225328	Registered *1/3/2015*
RW-NZ-01	New Zealand	**Rocawear plus RW Design**	25	10/8/2004 719648	10/8/2004 719648	Registered *10/8/2014*
RW-OM-01	Oman	**Rocawear plus RW Design**	25	1/21/2006 38741		Pending
RW-PA-01	Panama	**Rocawear plus Design**	25	4/3/2002 120370-01		Pending
***RW-PA-02**	Panama	**Team Roc plus Design**	25	9/21/2004 137649	1/31/2006 137649 01	Registered *9/21/2014*
RW-PE-01	Peru	**Rocawear plus RW Design (purchased)**	25	144318-2002	81422	Registered

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

Foreign Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Country	Mark	Class	Filing Date Serial #	Date Issued Registration #	Status Renewal Due
RW-PH-01	Philippines	**Rocawear plus RW Design**	25	5/7/2004 4-2004-0004143		Pending
RW-PK-01	Pakistan	**Rocawear plus RW Design**	25	9/20/2003 187893		Pending
RW-PO-01	Poland	**Rocawear**	25	8/5/2002 Z-253744	8/5/2002 R-173508	Registered *8/5/2012*
RW-QA-01	Qatar	**Rocawear plus RW Design**	25	2/6/2006 38562		Pending
RW-RU-01	Russia	**Rocawear**	3,9,18	7/22/2002 2002714092	6/9/2003 248441	Registered *7/23/2012*
RW-RU-02	Russia	**Rocawear plus RW Design**	25 & 42	8/22/2001 2001/726040	9/1/2005 294849	Registered *8/28/2011*

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

Foreign Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Country	Mark	Class	Filing Date Serial #	Date Issued Registration #	Status Renewal Due
RW-SA-01	South Africa	**Rocawear plus RW Design**	25	4/1/2003 2003/05309	10/20/2004 19/749	Registered *6/11/2014*
RW-SAR-01	Saudi Arabia	**Rocawear plus RW Design**	25	10/7/2003 85610	10/20/2004 19/749	Registered *6/11/2014*
RW-SW-01	Switzerland	**Rocawear**	25	7/12/2002 06150/2002	10/16/2002 504117	Registered
***RW-SW-02**	Switzerland	**Team Roc plus Design**	25	6/2/2004 01932/2004	8/3/2004 524357	Registered *6/2/2014*
RW-TH-01	Thailand	**ROCAWEAR plus RW Design**	25	10/8/2003 532647		Pending
***RW-TH-02**	Thailand	**TEAM ROC plus Design**	25	4/1/2004 549122	3/14/2005 Kor214923	Registered *3/31/2014*

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

Foreign Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Country	Mark	Class	Filing Date Serial #	Date Issued Registration #	Status Renewal Due
RW-TU-01	Turkey	**ROCAWEAR**	3 & 9	8/1/2002 83746	8/1/2002 2002 19333	Registered *8/1/2012*
RW-TU-02	Turkey	**Rocawear plus RW Design**	25	2002/19333		Pending
RW-TW-01	Taiwan	**ROCAWEAR**	25	7/15/2002 91029058	12/1/2003 1077253	Registered *11/30/2013*
RW-TW-02	Taiwan	**Rocawear plus RW Design**	18	91025930	9/16/2003 1058128	Registered *9/15/2013*
RW-TW-03	Taiwan	**Rocawear plus RW Design**	25	6/24/2002 91025929	4/16/2005 01148799	Registered *4/15/2015*
***RW-TW-04**	Taiwan	**Team Roc plus Design**	25	3/24/2004 93012855	5/1/2005 01151603	Registered *4/30/2015*

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

Case Tracking System

Foreign Trademark Summary Report

ROCAWEAR LICENSING LLC

Date: February 28, 2007

Case Number	Country	Mark	Class	Filing Date Serial #	Date Issued Registration #	Status Renewal Due
RW-UAE-01	United Arab Emirates	**Rocawear plus RW Design**	25	9/28/2003 56149	6/14/2004 47209	Registered *6/13/2014*
RW-UK-01	Ukraine	**Rocawear plus RW Design**	25	9/27/2005 200511267		Pending
RW-VE-01	Venezuela	**Rocawear plus Design**	25	2/21/2002 2556-2002		Pending
***RW-VE-02**	Venezuela	**Team Roc plus Design**	25	7/27/2004 11736-2004		Abandoned
RW-VI-01	Vietnam	**Rocawear plus RW Design**	25	5/14/2004 4-2004-04540	8/4/2005 65547	Registered *5/14/2014*
RW-ZW-01	Zimbabwe	**Rocawear plus RW Design**	25	6/18/2003 380/2003	6/18/2003 380/2003	Registered *6/18/2013*

*** Pursuant to an agreement with Damon Dash it was agreed that the use of the TEAM ROC trademark would be discontinued as of 12/31/07**

DANSKIN INC. – UNITED STATES AND INTERNATIONAL TRADEMARKS

MLB File No.	Jurisdiction	Trademark	Status	App. No.	Filing Date	Reg. No.	Reg. Date	Next Deadline Date	Goods	Opposition proceedings
024777.01.0 101.0194	African Union Territories (OAPI)	DANSKIN Plus Ballerina Design	Registered		21-Aug-80	20636	21-Aug-90	21-Aug-10	Articles of clothing, in Class 25.	
024777.01.0 101.0050	Algeria	DANSKIN (Stylized)	Registered	950277	15-Mar-95	48782	15-Mar-95	15-Mar-15	Hosiery for ladies, stockings for lady, hosiery for the dance, stockings for the dance, panty hose for the dance, in Class 25.	
024777.01.0 101.0150	Antigua and Barbuda	DANSKIN Plus Ballerina Design	Registered			2299	18-Aug-80	17-Aug-08	Articles of clothing, in local class 38.	
024777.01.0 101.0124	Argentina	DANSKIN	Registered	2058075	21-Nov-96	1787408	10-Apr-00	10-Apr-10	All goods, in Class 25.	Opposition filed on 1 Sep 06 against DANSKO (Stylized) in the name of Dansko Inc. in Class 25. Currently in negotiations for settlement agreement.
024777.01.0 101.0125	Argentina	DANSKIN	Registered	1849668	16-Jul-92	1706754	27-Nov-98	27-Nov-08	Shirts, underclothes and stockings, excepting those specially designed for practicing sports, in Class 25.	Opposition filed on 1 Sep 06 against DANSKO (Stylized) in the name of Dansko Inc. in Class 25. Currently in negotiations for settlement agreement.
024777.01.0 101.0126	Argentina	DANSKIN	Registered	1849669	16-Jul-92	1706755	27-Nov-98	27-Nov-08	All items in the class, expecting shirts, underclothes and stockings, footwear and clothes specially designed for the practice of sports, ready made clothes of natural or imitation fur, in Class 25.	Opposition filed on 1 Sep 06 against DANSKO (Stylized) in the name of Dansko Inc. in Class 25. Currently in negotiations for settlement agreement.
024777.01.0 101.0151	Argentina	DANSKIN Plus Ballerina Design	Registered	1840940	04-May-92	1706753	27-Nov-98	27-Nov-08	Shirts, underclothes and stockings, excepting those specially designed for practicing sports, in Class 25.	Opposition filed on 1 Sep 06 against DANSKO (Stylized) in the name of Dansko Inc. in Class 25. Currently in negotiations for settlement agreement.

MLB File No.	Jurisdiction	Trademark	Status	App. No.	Filing Date	Reg. No.	Reg. Date	Next Deadline Date	Goods	Opposition proceedings
024777.01.0 101.0152	Argentina	DANSKIN Plus Ballerina Design	Registered	2058066	21-Nov-96	1787409	10-Apr-00	10-Apr-10	All goods, in Class 25.	Opposition filed on 1 Sep 06 against DANSKO (Stylized) in the name of Dansko Inc. in Class 25. Currently in negotiations for settlement agreement.
024777.01.0 101.0153	Armenia	DANSKIN Plus Ballerina Design	Registered	2119 (68620 SU)	20-May-96	2150	14-Jul-97	20-May-06	Clothing, in Class 25.	
024777.01.0 101.0053	Australia	DANSKIN	Registered	270866	31-Jul-73	A270866	31-Jul-73	31-Jul-08	Ballet tights and leotards, in Class 25.	
024777.01.0 101.0054	Australia	DANSKIN	Registered	664809	26-Jun-95	664809	26-Jun-95	26-Jun-15	Clothing, footwear and headgear, in Class 25.	
024777.01.0 101.0127	Austria	DANSKIN	Registered	AM178279	02-Jul-79	92824	10-Jan-80	31-Jan-10	Clothing, in Class 25.	
024777.01.0 101.0128	Bahamas	DANSKIN	Registered	9489	27-Jun-79	9489	27-Jun-79	27-Jun-07	All goods, in local class 38.	
024777.01.0 101.0117	Benelux	Ballerina Design	Registered	0644860	01-Sep-81	375036	01-Sep-81	01-Sep-11	Fabric, in Class 24. Leisure wear; dance clothing; neatly fitting tricots (leotards), bathing suits, shirts (above), sweaters, absorbent seize (sweatsuits), brassieres, night clothing; tricots, socks, leisure wear and footwear, in Class 25. Sporting articles (except clothing) and games, in Class 28.	
024777.01.0 101.0129	Benelux	DANSKIN	Registered	505490	05-Feb-71	4295	05-Feb-71	05-Feb-11	Ballet clothing, sports jerseys, scene stockings, scene footwear, sweaters, bathing suits, bathing trunks, ladies trousers, belts, sports, gymnastics and acrobatics clothing, stockings, socks, under goods, skirts and trousers, in Class 25.	
024777.01.0 101.0154	Bermuda	DANSKIN Plus Ballerina Design	Registered	9313	03-Apr-81	9313	03-Apr-81	03-Apr-16	Articles of clothing, in Class 25.	

MLB File No.	Jurisdiction	Trademark	Status	App. No.	Filing Date	Reg. No.	Reg. Date	Next Deadline Date	Goods	Opposition proceedings
024777.01.0 101.0155	Bolivia	DANSKIN Plus Ballerina Design	Registered	38903C	01-Sep-80	38903C5795 5A	26-Feb-81	26-Feb-11	Clothes, dresses, shirts, hats, caps, shoes, gloves, boots, and slippers, in Class 25.	
024777.01.0 101.0156	Bosnia and Herzegovina	DANSKIN Plus Ballerina Design	Registered	BAZR96247	22-Mar-96	BAZR96247	01-Dec-00	30-Aug-14	Articles of clothing, clothes, footwear; boots and indoor footwear, in Class 25.	
024777.01.0 101.0157	Brazil	DANSKIN Plus Ballerina Design	Registered	810887223	11-Jun-1982	810887223	26-Aug-1997	26-Aug-2007	Clothes and clothing accessories of common use; clothes and clothing accessories for practice of sport; clothes and clothing accessories for professional use, in Class 25.	Opposition filed on 4 Nov 06 against DANSKO (Stylized) in the name of Dansko Inc. in Class 25. Currently in negotiations for settlement agreement.
024777.01.0 101.0158	Bulgaria	DANSKIN Plus Ballerina Design	Registered	00994	27-Aug-80	12838	28-Mar-81	27-Aug-10	Clothing, in Class 25.	
024777.01.0 101.0055	Canada	Ballerina Design	Registered	508453	23-Aug-83	TMA317181	08-Aug-86	08-Aug-16	Leotards, tights, socks, bras, girdles, panties, slips, hosiery, pantyhose, sweatsuits, sweatshirts, shirts, sweaters, shirts and swimwear; carrying cases for clothes. (NC No Class).	
024777.01.0 101.0056	Canada	DANSKIN	Registered	228673	31-Jan-55	TMA101275	26-Aug-55	26-Aug-15	Garments of the nature of tights, leotards, foot protectors and the like; theatrical stockings, sweaters, bathing suits, panties, girdles, foot socks, hosiery, skirts and slacks; trunks. (NC No Class).	
024777.01.0 101.0057	Canada	DANSKIN	Registered	252941	16-Sep-59	TMA118884	22-Jul-60	22-Jul-20	Women's hosiery and stocking, and opera hose and stockings, and opera tights. (NC No Class).	
024777.01.0 101.0058	Canada	DANSKIN Plus Ballerina Design	Registered	471324	12-Jun-81	TMA283999	05-Mar-82	05-Mar-12	Leotards, tights, socks, bras, girdles, panties, slips, hosiery, pantyhose, sweatsuits, sweatshirts, shirts, sweaters and skirts; swimwear; carrying cases for clothes; sleepwear, boots, shoes and slippers. (NC No Class).	

MLB File No.	Jurisdiction	Trademark	Status	App. No.	Filing Date	Reg. No.	Reg. Date	Next Deadline Date	Goods	Opposition proceedings
024777.01.0 101.0059	Canada	FREESTYLE	Registered	500807	24-Mar-83	TMA304857	19-Jul-85	19-Jul-15	Wares in the nature of leotards, tights and swimsuits. (NC No Class).	
024777.01.0 101.0062	Canada	PLAYSKIN	Registered	457659	19-Aug-80	TMA267147	05-Mar-82	05-Mar-12	Leotards, tights, hosiery, bathing suits, brassieres, panties, shorts, skirts, robes, socks, dresses and pants. (NC No Class).	
024777.01.0 101.0130	Chile	DANSKIN	Registered	607420		674725	02-Oct-03	02-Oct-13	All goods, in Class 25.	
024777.01.0 101.0131	China (Peoples Republic)	DANSKIN	Registered		28-Feb-84	215411	15-Nov-84	14-Nov-14	Men's and women's clothing; clothing; sporting clothing and clothing for children, in Class 25.	
024777.01.0 101.0159	Colombia	DANSKIN Plus Ballerina Design	Registered	305841		104711	12-Jul-84	12-Jul-09	Clothing, footwear, headgear, in Class 25.	
024777.01.0 101.0160	Costa Rica	DANSKIN Plus Ballerina Design	Registered	1900590552 5	20-Nov-80	59055	27-Jul-81	27-Jul-11	Clothing, in Class 25.	
024777.01.0 101.0161	Croatia	DANSKIN Plus Ballerina Design	Registered	Z930675	19-Mar-93	Z930675	16-Jun-95	30-Aug-13	Articles of clothing, clothes, footwear, boots and indoor footwear, in Class 25.	
024777.01.0 101.0162	Cuba	DANSKIN Plus Ballerina Design	Registered	219069	09-Aug-80	113537	30-Dec-82	09-Aug-10	Clothing, in Class 25.	
024777.01.0 101.0163	Czech Republic	DANSKIN Plus Ballerina Design	Registered	51862	13-Aug-80	164627	11-Dec-80	13-Aug-10	Clothing articles, in Class 25.	
024777.01.0 101.0165	Ecuador	DANSKIN Plus Ballerina Design	Registered	5260305	15-Aug-80	18581	27-Jan-81	27-Jan-16	Clothing, in Class 25.	

MLB File No.	Jurisdiction	Trademark	Status	App. No.	Filing Date	Reg. No.	Reg. Date	Next Deadline Date	Goods	Opposition proceedings
024777.01.0 101.0166	Egypt	DANSKIN Plus Ballerina Design	Registered	58008	15-Sep-80	58008	29-May-85	29-May-15	Clothing, in Class 25.	
024777.01.0 101.0167	El Salvador	DANSKIN Plus Ballerina Design	Registered	89280	25-Sep-80	123	28-Jul-83	28-Jul-13	Clothes for sport and dance, including leotards, stalkings, bathing suites, socks, shirts, sweaters, complete sweater-shirts, brassier, sleeping clothes, clothes for rest, in Class 25.	
024777.01.0 101.0168	Estonia	DANSKIN Plus Ballerina Design	Registered	9400516	28-Feb-94	18870	25-Mar-96	25-Mar-16	Clothing, in Class 25.	
024777.01.0 101.0118	European Community	Ballerina Design	Registered	85142	01-Apr-96	85142	05-Jan-99	01-Apr-16	Leather and imitations of leather, and goods made these materials and not included in other classes; trunks and traveling bags; umbrellas, parasols and d walking sticks, in Class 18 Clothing, footwear, headgear, in Class 25. Games and playthings; gymnastic and sporting articles not included in other classes; decorations for Christmas trees, in Class 28.	

MLB File No.	Jurisdiction	Trademark	Status	App. No.	Filing Date	Reg. No.	Reg. Date	Next Deadline Date	Goods	Opposition proceedings
024777.01.0101.0048	European Community	DANSKIN	Registered	004186102	10-Dec-04	004186102	24-Fev-06	10-Dec-14	Lip balm; bath products, namely, gels, oils, powders, and salts; body products, namely, creams, cleansing creams, cold creams, hand creams, lotions, moisturizer, oils and powders; bubble bath; facial scrubs and lotions; beauty masks; colognes; perfumes; deodorant soaps; hair products, namely, shampoos, conditioners and rinse; shaving products, namely, creams, gels and lotions; sun block; tooth paste; cosmetics, in Class 3. Candles, in Class 4. Eyeglasses; sunglasses; pre-recorded CD's, video tapes, laser disks and DVD's, in Class 9. Watches; watch bands; watch cases; jewelry, in Class 14. Athletic bags; beach bags; book bags; carry-on bags; clutch bags; cosmetic bags sold empty; diaper bags; duffel bags; garment bags; golf bags; gym bags; overnight bags; school bags; shoe bags; shoulder bags; sports bags; tote bags; travel bags, in Class 18. Women's and children's clothing-namely, knit hosiery, tights, leotards, stockings, underwear, sweaters, shorts, trunks, socks, girdles, bathing suits, pants, skirts, jackets, dresses, panty hose, turtlenecks, tops and sweaters, bodysuits, tank suits, body stockings, leg warmers, sweatshirts, sweatpants, warm-up suits and vests, pullovers, jazz pants, fleece vests, skating jumpers and dresses, sarongs, swim dresses, scarves, hats, caps, exercise slippers, and footwear. in Class 25. Hair bands, hair bows, hair ornaments in the nature of hair wraps, hair pieces, hair pins, hair ribbons, in Class 26. Straps, exercise benches, exercise mats, expansion cables and straps, in Class 28.	

MLB File No.	Jurisdiction	Trademark	Status	App. No.	Filing Date	Reg. No.	Reg. Date	Next Deadline Date	Goods	Opposition proceedings
024777.01.0 101.0132	European Community	DANSKIN	Registered	85209	01-Apr-96	85209	01-Dec-00	01-Apr-16	Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery, in Class 18. Clothing, footwear, headgear, in Class 25. Games and playthings; gymnastic and sporting articles not included in other classes; decorations for Christmas trees, in Class 28.	
024777.01.0 101.0212	European Community	DANSKIN Plus Ballerina Design	Registered	85233	01-Apr-96	85233	16-Apr-98	01-Apr-16	Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery, in Class 18. Clothing, footwear, headgear, in Class 25. Games and playthings; gymnastic and sporting articles not included in other classes; decorations for Christmas trees, in Class 28.	

MLB File No.	Jurisdiction	Trademark	Status	App. No.	Filing Date	Reg. No.	Reg. Date	Next Deadline Date	Goods	Opposition proceedings
024777.01.0 101.0049	European Community	MOJI GIRL Design	Published	004190203	13-Dec-04				Lip balm; bath products, namely, gels, oils, powders, and salts; body products, namely, creams, cleansing creams, cold creams, hand creams, lotions, moisturizer, oils and powders; bubble bath; facial scrubs and lotions; beauty masks; colognes; perfumes; deodorant soaps; hair products, namely, shampoos, conditioners and rinse; shaving products, namely, creams, gels and lotions; sun block; tooth paste; cosmetics, in Class 3. Candles, in Class 4. Eyeglasses; sunglasses; pre-recorded CD's, video tapes, laser disks and DVD's, in Class 9. Watches; watch bands; watch cases; jewelry, in Class 14. Athletic bags; beach bags; book bags; carry-on bags; clutch bags; cosmetic bags sold empty; diaper bags; duffel bags; garment bags; golf bags; gym bags; overnight bags; school bags; shoe bags; shoulder bags; sports bags; tote bags; travel bags, in Class 18. Women's and children's clothing-namely, knit hosiery, tights, leotards, stockings, underwear, sweaters, shorts, trunks, socks, girdles, bathing suits, pants, skirts, jackets, dresses, panty hose, turtlenecks, tops and sweaters, bodysuits, tank suits, body stockings, leg warmers, sweatshirts, sweatpants, warm-up suits and vests, pullovers, jazz pants, fleece vests, skating jumpers and dresses, sarongs, swim dresses, scarves, hats, caps, exercise slippers, and footwear, in Class 25. Hair bands, hair bows, hair ornaments in the nature of hair wraps, hair pieces, hair pins, hair ribbons, in Class 26. Straps, exercise benches, exercise mats, expansion cables and straps, in Class 28.	- Opposition to MOJI GIRL Design filed on 24 Oct 05 by Sport Thieme GmbH, based on Sport Thieme's Design for sport equipment and sportswear. Cooling off period extension request filed until 13 Jan 07. - Opposition against BODY MED Plus Design in the name of BODYMED AG filed on 13 Mar 06. Cooling off period expires 31-Mar-08. - Opposition filed on 15 May 06 against FREDDY and Design trademark application in the name of FREDDY S.P.A. Cooling off period expires 12-Aug-08.
024777.01.0 101.0133	Finland	DANSKIN	Registered	197903345	28-Jun-79	81347	20-Apr-82	20-Apr-12	Clothing articles, in Class 25.	

MLB File No.	Jurisdiction	Trademark	Status	App. No.	Filing Date	Reg. No.	Reg. Date	Next Deadline Date	Goods	Opposition proceedings
024777.01.0 101.0064	France	Ballerina Design	Registered	1681212	13-Mar-01	1681212	13-Mar-01	18-Jul-11	Sports, clothes, dancewear; tights, bathing suits, shirts, sweaters, tracksuits, brassieres, sleepwear; tights, socks, clothing interior and well fitting articles, in Class 25.	
024777.01.0 101.0066	France	DANSKIN	Registered	1325891	03-Aug-95	1325891	03-Aug-95	07-Oct-15	Ladies hosiery; ladies stockings; hosiery for dance; stockings for dance; dance tights, in Class 25.	
024777.01.0 101.0067	France	DANSKIN (Stylized)	Registered	736105	15-Mar-85	1302562	15-Mar-85	15-Mar-15	Ladies hosiery; ladies stockings; hosiery for dance; stockings for dance; dance tights, in Class 25.	
024777.01.0 101.0169	Georgia	DANSKIN Plus Ballerina Design	Registered	006978/03	11-Jun-93	7369	04-Nov-97	04-Nov-07	Clothes, in Class 25.	
024777.01.0 101.0119	Germany	Ballerina Design	Registered	D36606	02-Sep-81	1092937	25-Jun-86	30-Sep-11	Clothing (including knitted clothing as well as outerwear and underwear); leisurewear and sportswear, ballet and dance clothes; leotards, swimwear and beach clothes shirts, blouses, t-shirts, pullovers, sweaters, sweat suits, corsetry, namely bodices, corsets, corselets, girdles for clothing purposes, suspender belts, panty girdles for clothing purposes suspender belts, bras, body suits, panties and slips; underclothes and nightwear; panty hoses gymnastic tights, stockings, socks, legwarmers, jerseys, gymnastic leotards, homewear, shoes and footwear, in Class 25.	
024777.01.0 101.0134	Germany	DANSKIN	Registered	W65426	28-Sep-90	DD653112	07-May-93	30-Sep-10	Clothing, footwear, headgear, in Class 25.	
024777.01.0 101.0135	Germany	DANSKIN	Registered	D12098	02-Dec-60	785111	09-Mar-64	31-Dec-10	Leotards for artists, shorts, bodices and belts, sweaters, swimsuits, pantyhose, theatre stockings and women's hosiery, in Class 25.	

MLB File No.	Jurisdiction	Trademark	Status	App. No.	Filing Date	Reg. No.	Reg. Date	Next Deadline Date	Goods	Opposition proceedings
024777.01.0 101.0136	Germany	DANSKIN	Registered	D11416	01-Apr-60	746606	10-Mar-61	30-Apr-10	Hosiery, knitted clothing, in Class 25.	
024777.01.0 101.0170	Germany	DANSKIN Plus Ballerina Design	Registered	W53658	12-Aug-80	DD643382	20-May-81	31-Aug-10	Clothing, namely, underwear and outerwear for women, men and children, in particular sportswear and dancewear including trousers, shorts, shirts, blouses, jackets, gymnastic leotards, artists and dance leotards, in Class 25.	
024777.01.0 101.0171	Gibraltar	DANSKIN Plus Ballerina Design	Registered	1143574	14-Mar-89	1143574	14-Mar-89	10-Nov-11	Articles of sports clothing, articles of clothing for use in dancing, leotards, swimsuits, sweatshirts, brassieres and sleeping garments; tights and socks, all for wear; all made of textile materials; but not including sports clothing in the nature of gloves, and not including any of the aforesaid goods made in imitation of furs or of skins, in Class 25.	
024777.01.0 101.0172	Guatemala	DANSKIN Plus Ballerina Design	Registered	65666	02-Oct-80	42520	21-Dec-81	21-Dec-11	Articles of clothing, in Class 25.	
024777.01.0 101.0069	Guernsey	DANSKIN	Registered		29-Mar-60	803864	10-May-95	29-Mar-15	Articles of clothing made of textile materials, none being in imitation of furs or of skins, in Class 25.	
024777.01.0 101.0173	Haiti	DANSKIN Plus Ballerina Design	Registered			30691	05-Jun-91	05-Jun-11	Clothing articles, in Class 25.	
024777.01.0 101.0070	Honduras	DANSKIN Plus Ballerina Design	Registered		05-Jun-94	43265	05-Jun-94	05-Jun-14	Clothing including boots, shoes and sandals, in Class 25.	
024777.01.0 101.0137	Hong Kong	DANSKIN	Registered	19631091	27-Nov-61	10911963	08-Nov-63	27-Nov-10	Tights, theatrical stockings, sweaters, bathing suits, trunks, panties, girdles, leotards, foot socks, hosiery, skirts and slacks, in Class 25.	

MLB File No.	Jurisdiction	Trademark	Status	App. No.	Filing Date	Reg. No.	Reg. Date	Next Deadline Date	Goods	Opposition proceedings
024777.01.0 101.0174	Hungary	DANSKIN Plus Ballerina Design	Registered	M800124	16-Aug-80	122739	18-May-81	16-Aug-10	Clothing articles, in Class 25.	
024777.01.0 101.0175	Iceland	DANSKIN Plus Ballerina Design	Registered	2781980	11-Aug-80	601981	07-May-81	07-May-2011	Articles of clothing, in Class 25.	
024777.01.0 101.0176	India	DANSKIN Plus Ballerina Design	Registered		22-Aug-80	365259	22-Aug-80	22-Aug-08	Articles of clothing and ballet slipper, in Class 25.	
024777.01.0 101.0138	Iran	DANSKIN	Registered	77470	23-Dec-80	57274	09-Oct-83	23-Dec-10	Clothes, in Class 25.	
024777.01.0 101.0177	Ireland	DANSKIN Plus Ballerina Design	Registered	101981	11-Aug-80	101981	11-Aug-80	30-Apr-11	Articles of clothing, in Class 25.	
024777.01.0 101.0139	Israel	DANSKIN	Registered	48175	27-Jun-79	48175	06-Jan-82	27-Jun-14	Articles of clothing, in Class 25.	Opposition filed in April 06 against DANSKO (Stylized) in the name of Dansko Inc. in Class 25. Currently in negotiations for settlement agreement.
024777.01.0 101.0120	Italy	Ballerina Design	Registered	3483281	15-Sep-81	441968	25-Aug-86	15-Sep-11	Articles of clothing, including boots, shoes and slippers, in Class 25.	
024777.01.0 101.0140	Italy	DANSKIN	Registered	RM6566200 0	03-Nov-00	902598	16-Jul-03	03-Nov-10	Stage knitted suits, knitted stage stockings, pullovers, bathing suits, bathing shorts, ladies pants, knitted track-suits, socks, hosiery, skirts and trousers, in Class 25.	
024777.01.0 101.0071	Jersey	DANSKIN	Registered			TM4974	29-Mar-95	29-Mar-15	Articles of clothing made of textile materials, none being imitation of furs or of skin, in Class 25.	
024777.01.0 101.0179	Kazakhstan	DANSKIN Plus Ballerina Design	Registered	3626	21-Oct-93	5588	07-Apr-97	21-Oct-13	Clothes, in Class 25.	

MLB File No.	Jurisdiction	Trademark	Status	App. No.	Filing Date	Reg. No.	Reg. Date	Next Deadline Date	Goods	Opposition proceedings
024777.01.0 101.0204	Korea, Republic of	DANSKIN Plus Ballerina Design	Registered	4019800009 298	14-Nov-80	77115	11-Jul-81	11-Jul-11	Children's clothing, brassiere, socks and garters, in Class 25.	
024777.01.0 101.0181	Kuwait	DANSKIN Plus Ballerina Design	Lapsed	14696	31-Aug-82	13647	31-Aug-82	31-Aug-2002	Clothing including boots, shoes and slippers, in Class 25	
024777.01.0 101.0182	Kyrgyz Republic	DANSKIN Plus Ballerina Design	Registered	89368/SU	15-Aug-80	1123	15-Aug-80	15-Aug-10	Clothes, in Class 25.	
024777.01.0 101.0183	Latvia	DANSKIN Plus Ballerina Design	Registered	M931730	15-Feb-93	M16091	15-Feb-93	15-Feb-13	Clothing, in Class 25.	
024777.01.0 101.0184	Lebanon	DANSKIN Plus Ballerina Design	Registered			67308	06-Nov-95	06-Nov-10	Articles of clothing, in Class 25.	
024777.01.0 101.0141	Liechtenstei n	DANSKIN	Registered	6633	02-Apr-84	6633	02-Apr-84	02-Apr-14	Tights (knitted), theatre-tights (without feet), unitard, leotard , stocking (with knitted slip), sweater, trunks, swimsuits, socks, girdle, shorts (knitted), trousers, and all other article of clothing excepting checked pattern clotting and clothing of materials, which are not woven of colored yarn or single-colored clothing of inelastic woven materials, in Class 25.	
024777.01.0 101.0185	Lithuania	DANSKIN Plus Ballerina Design	Registered	RL4674	24-Feb-93	8647	03-Nov-93	24-Feb-13	Clothes, in Class 25.	

MLB File No.	Jurisdiction	Trademark	Status	App. No.	Filing Date	Reg. No.	Reg. Date	Next Deadline Date	Goods	Opposition proceedings
024777.01.0 101.0186	Macao	DANSKIN Plus Ballerina Design	Registered	P003777	22-Dec-87	3648M	23-Mar-92	23-Mar-09	Articles of clothing for sports or gymnastics; articles of underclothing; sweatshirts, T-shirts, tights, swimming costumes; jeans, leg-warmers, belts, and headbands; shoes; but not including such goods being specifically for use for ballroom or ballet dancing, in Class 25.	
024777.01.0 101.0187	Macedonia	DANSKIN Plus Ballerina Design	Registered	PZ061493	05-Jul-93	03109	28-May-96	30-Aug-14	Articles of clothing, clothes, footwear; boots, and indoor footwear, in Class 25.	
024777.01.0 101.0188	Malaysia	DANSKIN Plus Ballerina Design	Registered	M087566	21-Aug-80	M087566	13-Jun-88	21-Aug-11	Articles of clothing, in Class 25.	
024777.01.0 101.0189	Malta	DANSKIN Plus Ballerina Design	Registered			14599	20-Nov-81	22-Jan-09	Articles of clothing, in Class 25.	
024777.01.0 101.0074	Mexico	DANSKIN	Registered	38139	25-Feb-95	156480	11-May-70	25-Feb-15	Only purses and animal clothing, in Class 18. All kind of clothing, (excluding protection clothing and animal clothing), in Class 25.	
024777.01.0 101.0082	Monaco	DANSKIN Plus Ballerina Design	Registered		08-Aug-80	R9516436	08-Aug-95	08-Aug-15	Clothing including boots, shoes and slippers, in Class 25.	
024777.01.0 101.0190	Morocco	DANSKIN Plus Ballerina Design	Registered			76212	10-Feb-85	2-Feb-21	Clothings.	
024777.01.0 101.0191	Netherlands Antilles	DANSKIN Plus Ballerina Design	Registered	D-6945	03-Sep-02	9075		24-Jan-19	Underclothing, upper clothes, sport and swimming clothes for men, women and children, including stockings, socks and pantyhose, in Class 25.	

MLB File No.	Jurisdiction	Trademark	Status	App. No.	Filing Date	Reg. No.	Reg. Date	Next Deadline Date	Goods	Opposition proceedings
024777.01.0 101.0142	New Zealand	DANSKIN (Stylized)	Registered	69919	21-Nov-61	69919	22-Jan-63	21-Nov-10	Tights, theatrical stockings, sweaters, bathing suits, trunks, panties, girdles, leotards, foot socks, hosiery, skirts, and slacks, in Class 25.	
024777.01.0 101.0192	Nicaragua	DANSKIN Plus Ballerina Design	Registered			12511CC	16-Mar-81	16-Mar-11	Clothing articles, in Class 25.	
024777.01.0 101.0193	Norway	DANSKIN Plus Ballerina Design	Registered	19802213	06-Aug-80	108917	23-Jul-81	23-Jul-11	Clothing, in Class 25.	
024777.01.0 101.0195	Pakistan	DANSKIN Plus Ballerina Design	Registered	723458	20-Aug-80	72348	22-Aug-80	20-Aug-17	Articles of clothing, in Class 25.	
024777.01.0 101.0143	Panama	DANSKIN	Registered	24482	20-Aug-79	24472	21-Mar-80	21-Mar-10	Knit hosiery, tights, opera tights, footless tights, leotards, combination leotard and tights, combination panty stockings, pants, sweaters, form-fitting trunks, leotard-type swimsuits, foot socks, girdles, and except of check or plaid patterns, knitted shorts, pants, trunks, bathing suits, and any other knitted fabric garments, and, except on any colored yard, woven fabric garments or solid colors, non-stretch, woven fabric garments, in Class 25.	
024777.01.0 101.0084	Peru	DANSKIN	Registered	283107	26-Oct-95	31469	22-Jan-05	22-Jul-15	Made dresses, shoes, slippers; Women's and children's clothing-namely, knit hosiery, tights, leotards, stockings, underwear, sweaters, shorts, trunks, socks, girdles, bathing suits, pants, skirts, jackets, dresses, panty hose, turtleneck tops and sweaters, bodysuits, tank suits, body stockings, leg warmers, sweatshirts,sweatpants, warm-up suits and vests, pullover tops, jazz pants, fleece vests, skating jumpers and dresses, sarongs, swim dresses, scarves, hats,caps, exercise slippers, and footwear, in Class 25.	

MLB File No.	Jurisdiction	Trademark	Status	App. No.	Filing Date	Reg. No.	Reg. Date	Next Deadline Date	Goods	Opposition proceedings
024777.01.0 101.0196	Philippines	DANSKIN Plus Ballerina Design	Registered	40941	21-Mar-80	035373	21-Feb-86	21-Feb-16	Leotards, tights, socks, bras, panties, slips, hosiery, pantyhose, sweatsuits, shirts, sweaters, skirts, swimwear, sleepwear, shoes and slippers, in Class 25.	
024777.01.0 101.0197	Poland	DANSKIN Plus Ballerina Design	Registered	Z79391	04-Sep-80	58407	04-Sep-80	04-Sep-10	Clothing articles, in Class 25.	
024777.01.0 101.0198	Portugal	DANSKIN Plus Ballerina Design	Registered	208110	21-Aug-1980	208110	11-Apr-1988	11-Apr-2008	Clothing, in Class 25.	
024777.01.0 101.0199	Puerto Rico	DANSKIN Plus Ballerina Design	Registered	24050	04-Nov-81	24050	27-Mar-82	27-Mar-12	Leotards, tights, swimsuits, socks, shirts, sweat suits, bras, sleepwear, loungewear and footwear, in Class 25.	
024777.01.0 101.0200	Romania	DANSKIN Plus Ballerina Design	Registered	M7539	15-Sep-80	12541	15-Sep-80	15-Sep-10	Clothes articles for sport, clothes articles for dancing, ballet tights , swimming suits, shirts, suits for work, brassieres, sleeping clothes, T-shirts, common clothes and footwear, in Class 25.	
024777.01.0 101.0201	Russian Federation	DANSKIN Plus Ballerina Design	Registered	89638	15-Aug-80	68620	20-Apr-81	15-Aug-10	Clothing, in Class 25.	
024777.01.0 101.0144	Singapore	DANSKIN	Registered	T8700229C	16-Jan-87	T8700229C	16-Jan-87	16-Jan-14	Articles of clothing made of textile materials, none being in imitation of furs or of skins, in Class 25.	
024777.01.0 101.0203	Slovakia	DANSKIN Plus Ballerina Design	Registered	51862	13-Aug-80	164627	11-Dec-80	13-Aug-10	Clothing articles, in Class 25	

MLB File No.	Jurisdiction	Trademark	Status	App. No.	Filing Date	Reg. No.	Reg. Date	Next Deadline Date	Goods	Opposition proceedings
024777.01.0 101.0121	South Africa	Ballerina Design	Registered	1984/09231	17-Oct-84	923184	27-Nov-85	17-Oct-14	Articles of sports clothing, clothing for dance, leotards, swimsuits, shirts, sweaters, sweatsuits, bras, sleeping garments, tights, hosiery, loungewear and footwear, in Class 25.	
024777.01.0 101.0145	South Africa	DANSKIN	Registered	1960/03936	11-Nov-60	393660	15-Nov-63	11-Nov-10	Theatrical tights, theatrical stockings, sweaters, bathing suits, trunks, panties, girdles, leotards, foot socks, hosiery; skirts and slacks, in Class 25.	
024777.01.0 101.0122	Spain	Ballerina Design	Registered	987264	26-Oct-81	987264	26-Oct-81	26-Oct-11	Clothing including boots, shoes and slippers, in Class 25.	
024777.01.0 101.0146	Spain	DANSKIN	Registered	914011	06-Jul-79	914011	06-Jul-79	06-Jul-09	Articles of clothing, in Class 25.	
024777.01.0 101.0205	Spain	DANSKIN Plus Ballerina Design	Registered	977076	02-Jun-81	977076	02-Jun-81	02-Jun-11	Clothing including boots, shoes and slippers, in Class 25.	
024777.01.0 101.0206	Sri Lanka	DANSKIN Plus Ballerina Design	Registered		05-Sep-80	41927	05-Sep-80	05-Sep-10	Articles of clothing, in Class 25.	
024777.01.0 101.0087	Sweden	DANSKIN	Registered	428361	03-May-63	106031	03-May-63	03-May-13	Clothes, including boots, shoes and slippers, in Class 25.	
024777.01.0 101.0123	Switzerland	Ballerina Design	Registered	314615	07-Sep-81	316415	07-Sep-81	07-Sep-11	Sports clothing; dance clothing, leotards, swim suits, shirts, sweaters, tracksuits, brassieres, pajamas, jerseys suits, socks, leisure clothing and footwear, in Class 25.	
024777.01.0 101.0147	Switzerland	DANSKIN	Registered	311269	20-Oct-80	311269	20-Oct-80	20-Oct-10	Theatre jerseys, theatre stockings, sweaters, bathing suits, hosiery, panties, belts, acrobatic suits, footwear, socks, skirts and walking trousers, in Class 25.	
024777.01.0 101.0207	Tangier	DANSKIN Plus Ballerina Design	Registered			17999	2-Feb-81	8-Aug-20	Clothing, footwear and headgear.	

MLB File No.	Jurisdiction	Trademark	Status	App. No.	Filing Date	Reg. No.	Reg. Date	Next Deadline Date	Goods	Opposition proceedings
024777.01.0 101.0148	Thailand	DANSKIN	Registered	398198	20-Sep-89	KOR10271	20-Sep-89	19-Sep-09	Shoes (not being sports shoes); sports shoes; upper outer garments (not being upper inner garments and sports upper outer garments); upper inner garments; sports upper outer garments; outer pants (not being under pants and sports pants); under pants; sports pants; neckties; socks; stockings; leggings; underwear; hats/caps; sportwears; swimwear; skirts; dresses; suits; sweaters; jackets; belts; scarves; shawls; jeans; braces; coats; pajamas; inner soles; layettes (clothing); uniforms; bibs (not of paper); headbands; wristbands; gloves; tights and leotards, in Class 25.	
024777.01.0 101.0208	Trinidad & Tobago	DANSKIN Plus Ballerina Design	Registered	12481	12-Jan-81	12481	17-Jan-84	12-Jan-09	Articles of clothing, in Class 38.	
024777.01.0 101.0209	Turkey	DANSKIN Plus Ballerina Design	Registered	1990/00965 4	25-Aug-90	122916	25-Aug-90	25-Aug-10	Sports clothes, woman's socks, beach clothing, bras, underwear, shorts, skirts, bath robes, slippers, clothing and pants, in Class 25.	
024777.01.0 101.0210	Ukraine	DANSKIN Plus Ballerina Design	Registered	89638SU	15-Aug-80	5991	30-Jun-94	15-Aug-10	Clothing, in Class 25.	
024777.01.0 101.0089	United Kingdom	Ballerina Design	Registered	1160557	02-Sep-81	1160557	02-Sep-81	02-Sep-12	Swimsuits, shirts, sweaters, sweatsuits, brassieres, sleeping garments; tights, socks and footwear, all being articles of clothing, but not including theatrical footwear, in Class 25.	
024777.01.0 101.0093	United Kingdom	DANSKIN	Registered	803864	29-Mar-60	803864	10-May-95	29-Mar-15	Articles of clothing made of textile materials, none being imitation of furs or of skin, in Class 25.	

MLB File No.	Jurisdiction	Trademark	Status	App. No.	Filing Date	Reg. No.	Reg. Date	Next Deadline Date	Goods	Opposition proceedings
024777.01.0 101.0094	United Kingdom	DANSKIN Plus Ballerina Design	Registered	1143574	10-Nov-80	1143574	10-Nov-80	10-Nov-11	Articles of sports clothing, articles of clothing for use in dancing, leotards, swimsuits, sweatshirts, brassieres and sleeping garments; tights and socks, all for wear; all made of textile materials; but not including sports clothing in the nature of gloves, and not including any of the aforesaid goods made in imitation of furs or of skins, in Class 25.	
024777.01.0 101.0021	United States of America	DANCE FRANCE	Registered	73360112	16-Apr-82	1250445	06-Sep-83	Renewal due 06-Sep-13	Clothing-namely, leotards, unitards, tights, shoes, leg warmers, pants, sweatsuits, belts and headbands, in Class 25.	
024777.01.0 101.0013	United States of America	DANCE FRANCE (Stylized)	Registered	73427720	26-May-83	1297710	25-Sep-84	Renewal due 25-Sep-14	Clothing-namely, leotards, unitards, tights, shoes and leg warmers, in Class 25.	
024777.01.0 101.0017	United States of America	DANSKIN	Registered	75042587	16-Jan-96	2017878	19-Nov-96	Renewal due 19-Nov-06, end of grace period 19-May-07	Footwear, in Class 25.	
024777.01.0 101.0018	United States of America	DANSKIN	Registered	72199973	17-Aug-64	859730	05-Nov-68	Renewal due 05-Nov-08	Knit hosiery, tights, opera tights, footless tights, leotards combination leotard and tights, combination panty stockings, panties, sweaters, form-fitting trunks, leotard-type swimsuits, foot socks, girdles, and except of check or plaid patterns, knitted shorts, pants, trunks, bathing suits, and any other knitted fabric garments and except on any colored yarn, woven fabric garments or solid colors, non-stretch, woven fabric garments, in Class 25.	
024777.01.0 101.0019	United States of America	DANSKIN	Registered	72108031	08-Nov-60	772356	30-Jun-64	Renewal due 30-Jun-14	Knit hosiery, including women's hosiery and stockings, foot socks, including women's and children's foot socks, tights, Including opera tights, women's, children's form fitting trunks, panties, leotard type swim suits, and sweaters, in Class 25.	

MLB File No.	Jurisdiction	Trademark	Status	App. No.	Filing Date	Reg. No.	Reg. Date	Next Deadline Date	Goods	Opposition proceedings
024777.01.0 101.0026	United States of America	DANSKIN NOW	Notice of Allowance Issued	78443676	30-Jun-04			Statement of Use/3rd Extension of Time due February 28, 2007.	Lip balm; bath products, namely, gels, oils, powders, and salts; body products, namely, creams, cleansing creams, cold creams, hand creams, lotions, moisturizer, oils and powders; bubble bath; facial scrubs and lotions; beauty masks; colognes; perfumes; deodorant soaps; hair products, namely, shampoos, conditioners and rinse; shaving products, namely, creams, gels and lotions; sun block; tooth paste; cosmetics, in Class 03.	
024777.01.0 101.0027	United States of America	DANSKIN NOW	Notice of Allowance Issued	78443678	30-Jun-04			Statement of Use/3rd Extension of Time due February 28, 2007.	Candles, in Class 04.	
024777.01.0 101.0028	United States of America	DANSKIN NOW	Notice of Allowance Issued	78443680	30-Jun-04			Statement of Use/3rd Extension of Time due June 13, 2007	Eyeglasses; sunglasses; pre-recorded CD's, videotapes, laser disks and DVD's all relating to health, nutrition, fitness, exercise, and an active lifestyle not relating to software or music, in Class 09.	
024777.01.0 101.0029	United States of America	DANSKIN NOW	Notice of Allowance Issued	78444368	01-Jul-04			Statement of Use/3rd Extension of Time due April 18, 2007	Watches; watch bands; watch cases; jewelry, in Class 14.	
024777.01.0 101.0030	United States of America	DANSKIN NOW	Registered	78443681	30-Jun-04	3088609	02-May-06	Declaration of Use under Section 8 due between May 2, 2011 and May 2, 2012.	Athletic bags; beach bags; book bags; carry-on bags; clutch bags; cosmetic bags sold empty; diaper bags; duffel bags; garment bags; golf bags; gym bags; overnight bags; school bags; shoe bags; shoulder bags; sports bags; tote bags; travel bags, in Class 18.	

MLB File No.	Jurisdiction	Trademark	Status	App. No.	Filing Date	Reg. No.	Reg. Date	Next Deadline Date	Goods	Opposition proceedings
024777.01.0 101.0031	United States of America	DANSKIN NOW	Registered	78443686	30-Jun-04	2994891	13-Sep-05	Declaration of Use under Section 8 due between September 13, 2010 and September 13, 2011.	Women's and children's clothing-namely, knit hosiery, tights, leotards, stockings, underwear, sweaters, shorts, trunks, socks, girdles, bathing suits, pants, skirts, jackets, dresses, panty hose, turtlenecks, tops and sweaters, bodysuits, tank suits, body stockings, leg warmers, sweatshirts, sweatpants, warm-up suits and vests, pullovers, jazz pants, fleece vests, skating jumpers and dresses, sarongs, swim dresses, scarves, hats, caps, exercise slippers, and footwear, in Class 28.	
024777.01.0 101.0032	United States of America	DANSKIN NOW	Notice of Allowance Issued	78443683	30-Jun-04			Statement of Use/3rd Extension of Time due March 13, 2007.	Hair bands, hair bows, hair ornaments in the nature of hair wraps, hair pieces, hair pins, hair ribbons, in Class 26.	
024777.01.0 101.0033	United States of America	DANSKIN NOW	Registered	78443684	30-Jun-04	3088610	02-May-06	Declaration of Use under Section 8 due between May 2, 2011 and May 2, 2012.	Body building, physical fitness and exercise equipment, namely, bars, barbells, dumbbell bars, dumbbells, weighted balls, stability balls, stretch chords, hand grippers, jump ropes, head straps, exercise benches, personal exercise mats, yoga mats, expansion cables and straps, in Class 28.	
024777.01.0 101.0020	United States of America	DANSKIN PLUS	Registered	75069602	08-Mar-96	2052400	15-Apr-97	Renewal due 15-Apr-07	Leotards, unitards, skirts, jumpsuits, sweatshirts, sweatpants, tops, trunks, pants, T-shirts, swimsuits, knit hosiery, tights, footless tights, legwarmers, socks, accessory items, namely, belts for clothing, headbands and wristbands, in Class 25.	
024777.01.0 101.0015	United States of America	DANSKIN Plus Motion Girl Design	Registered	73307046	23-Apr-81	1210609	28-Sep-82	Renewal due 28-Sep-12	Men's, women's and children's clothing-namely, sportswear tops and sweaters, turtleneck shirts and sweaters, underwear, leotards, body stockings, leg warmers, thermal tights, toe tights, sweatshirts, sweatpants, warm-up suits and vests, jazz pants, opera stockings, fleece vests, teddies, bras, skating jumpers and dresses, sarongs, shortalls, swim dresses, scarves, hats, and dance slippers, in Class 25.	

MLB File No.	Jurisdiction	Trademark	Status	App. No.	Filing Date	Reg. No.	Reg. Date	Next Deadline Date	Goods	Opposition proceedings
024777.01.0 101.0016	United States of America	DANSKIN Plus Motion Girl Design	Registered	73305677	13-Apr-81	1194476	27-Apr-82	Renewal due 27-Apr-12	Retail store services for the sale of men's, women's and children's clothing, in Class 42.	
024777.01.0 101.0022	United States of America	FREESTYLE	Registered	73382808	30-Aug-82	1313524	08-Jan-85	Renewal due 08-Jan-15	Leotards, tights and swimsuits, in Class 25.	
024777.01.0 101.0040	United States of America	Moji Girl Design	Notice of Allowance Issued	78443701	30-Jun-04			Statement of Use/ 3rd Extension of Time due February 23, 2007.	Lip balm; bath products, namely, gels, oils, powders, and salts; body products, namely, creams, cleansing creams, cold creams, hand creams, lotions, moisturizer, oils and powders; bubble bath; facial scrubs and lotions; beauty masks; colognes; perfumes; deodorant soaps; hair products, namely, shampoos, conditioners and rinse; shaving products, namely, creams, gels and lotions; sun block; tooth paste; cosmetics, in Class 03.	
024777.01.0 101.0041	United States of America	Moji Girl Design	Notice of Allowance Issued	78443702	30-Jun-04			Statement of Use/ 3rd Extension of Time due February 23, 2007.	Candles, in Class 04.	
024777.01.0 101.0042	United States of America	Moji Girl Design	Notice of Allowance Issued	78443704	30-Jun-04			Statement of Use/ 2nd Extension of Time due January 10, 2007.	Eyeglasses; sunglasses; pre-recorded CD's, videotapes, laser disks and DVD's all relating to health, nutrition, fitness, exercise, and an active lifestyle not relating to software or music, in Class 09.	
024777.01.0 101.0043	United States of America	Moji Girl Design	Notice of Allowance Issued	78443707	30-Jun-04			Statement of Use/3rd Extension of Time due February 23, 2007.	Watches; watch bands; watch cases; jewelry, in Class 14.	

MLB File No.	Jurisdiction	Trademark	Status	App. No.	Filing Date	Reg. No.	Reg. Date	Next Deadline Date	Goods	Opposition proceedings
024777.01.0 101.0044	United States of America	Moji Girl Design	Registered	78443710	30-Jun-04	3101838	06-Jun-06	Declaration of Use under Section 8 due between June 6, 2011 and June 6, 2012.	Athletic bags; beach bags; book bags; carry-on bags; clutch bags; cosmetic bags sold empty; diaper bags; duffel bags; garment bags; golf bags; gym bags; overnight bags; school bags; shoe bags for travel; shoulder bags; sports bags; tote bags; travel bags, in Class 18.	
024777.01.0 101.0045	United States of America	Moji Girl Design	Registered	78443711	30-Jun-04	2992283	06-Sep-05	Declaration of Use under Section 8 due between 06-Sep-10 and 06-Sep-11.	Women's and children's clothing-namely, knit hosiery, tights, leotards, stockings, underwear, sweaters, shorts, trunks, socks, girdles, bathing suits, pants, skirts, jackets, dresses, panty hose, turtlenecks, tops and sweaters, bodysuits, tank suits, body stockings, leg warmers, sweatshirts, sweatpants, warm-up suits and vests, pullovers, jazz pants, fleece vests, skating jumpers and dresses, sarongs, swim dresses, scarves, hats, caps, exercise slippers, and footwear, in Class 28.	
024777.01.0 101.0046	United States of America	Moji Girl Design	Notice of Allowance Issued	78443712	30-Jun-04			Statement of Use/1st Extension of Time due March 6, 2007.	Hair bands, hair bows, hair ornaments in the nature of hair wraps, hair pieces, hair pins, hair ribbons, in Class 26.	
024777.01.0 101.0047	United States of America	Moji Girl Design	Registered	78443715	30-Jun-04	3154882	10-Oct-06	Declaration of Use under Section 8 due between 10-Oct-11 and 10-Oct-12	Body building, physical fitness and exercise equipment, namely, bars, barbells, dumbbell bars, dumbbells, weighted balls, stability balls, stretch chords, hand grippers, jump ropes, head straps, exercise benches, personal exercise mats, yoga mats, expansion cables and straps, in Class 28.	

MLB File No.	Jurisdiction	Trademark	Status	App. No.	Filing Date	Reg. No.	Reg. Date	Next Deadline Date	Goods	Opposition proceedings
024777.01.0 101.0012	United States of America	Motion Girl Design	Registered	73346834	25-Jan-82	1248430	16-Aug-83	Renewal due 16-Aug-13	Women's and children's clothing-namely, knit hosiery, tights, leotards, stockings, underwear, sweaters, shorts, trunks, socks, girdles, bathing suits, pants, skirts, jackets, dresses, panty hose, turtleneck tops and sweaters, bodysuits, tank suits, body stockings, leg warmers, sweatshirts, sweatpants, warm-up suits and vests, pullover tops, jazz pants, fleece vests, support undergarments for male dancers, skating jumpers and dresses, sarongs, swim dresses, scarves, hats, and exercise slippers, in Class 25.	
024777.01.0 101.0034	United States of America	NOW	Notice of Allowance Issued	78443691	30-Jun-04			Statement of Use/3rd Extension of Time due March 6, 2007.	Candles, in Class 04.	
024777.01.0 101.0035	United States of America	NOW	Published	78443692	30-Jun-04			Statement of Use/3rd Extension of Time due June 13, 2007.	Eyeglasses; sunglasses; pre-recorded CD's, videotapes, laser disks and DVD's all relating to health, nutrition, fitness, exercise, and an active lifestyle not relating to software or music, in Class 09.	
024777.01.0 101.0036	United States of America	NOW	Pending	78443694	30-Jun-04				Athletic bags; beach bags; book bags; carry-on bags; clutch bags; cosmetic bags sold empty; diaper bags; duffel bags; garment bags; golf bags; gym bags; overnight bags; school bags; shoe bags; shoulder bags; sports bags; tote bags; travel bags, in Class 18.	
024777.01.0 101.0037	United States of America	NOW	Pending	78443695	30-Jun-04				Women's and children's clothing, namely, knit hosiery, tights, leotards, stockings, underwear, sweaters, shorts, socks, girdles, pants, skirts, jackets, dresses, panty hose, turtlenecks, tops and sweaters, bodysuits, tank suits, body stockings, leg warmers, sweatshirts, sweatpants, warm-up suits and vests, pullovers, jazz pants, fleece vests, skating jumpers and dresses, sarongs, scarves, hats, caps, exercise slippers, and footwear, in Class 25.	

MLB File No.	Jurisdiction	Trademark	Status	App. No.	Filing Date	Reg. No.	Reg. Date	Next Deadline Date	Goods	Opposition proceedings
024777.01.0 101.0038	United States of America	NOW	Abandoned	78443698	30-Jun-04				Hair bands, hair bows, hair pins, hair ribbons, in Class 26.	
024777.01.0 101.0039	United States of America	NOW	Published	78443700	30-Jun-04				Body building, physical fitness and exercise equipment, namely, bars, barbells, dumbbell bars, dumbbells, weighted balls, stability balls, stretch chords, hand grippers, jump ropes, head straps, exercise benches, personal exercise mats, yoga mats, expansion cables and straps, in Class 28.	
024777.01.0 101.0105	United States of America	PARKLANE	Registered	73703883	04-Jan-88	1519327	03-Jan-89	Renewal due 03-Jan-09	Retail store services selling women's and children's leotards, tights, hosiery, socks, panty hose, legwarmers, bathing suits, T-shirts, sweat shirts, sweat pants, jogging suits, shorts, skirts and body suits, in Class 42.	
024777.01.0 101.0211	Uruguay	DANSKIN Plus Ballerina Design	Registered	178993	23-Nov-84	358036	22-Feb-05	23-Nov-14	All goods except flags, table covers, rugs, curtains - of textile materials, upholstery fabrics, imitation leather fabrics, in Class 24. All goods except rope-soled sandals, boots, booties, footwear - excluding orthopedic, ankle-boots, toecaps, heel-pads, canvas cuts for rope-soled sandals, inner soles, leggings, sandals, soles slippers, shoes, clogs, in Class 25. All goods except mattress needles, hairnets, stitch booties, shoelaces-strings, shoemaking buckles, shoemaking buttonholes, buttons for shirts, tassels, passementerie buttons, upholster straps, passementrerie cords, sewing boxes, fringes, coat-stands, wool or wool and silk rosettes, in Class 26.	
024777.01.0 101.0149	Venezuela	DANSKIN	Registered	69005662	01-Jan-69	F064311	06-Apr-71	06-Apr-11	Garments, hats and shoes; mainly, garments, blouses and slippers for dancing and gymnastics, in Class 25.	

Trademark List by Country

Country: Andorra

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00038/	Registered 25 Int.	2054 18-Dec-1996	1333 18-Dec-1996

Related Case:

Old Client Code:

Goods: Class : 25 Int.
Clothing, footwear, headgear.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00039/	Registered 25 Int.	1891 19-Dec-1996	1544 19-Dec-1996

Related Case:

Old Client Code:

Goods: Class : 25 Int.
Clothing, footwear, headgear.

Country: Argentina

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00049/	Registered 25 Int.	1,500,126 15-Aug-1985	1,748,618 17-Aug-1999

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
ALL GOODS INCLUDED IN CLASS 25.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00043/	Registered 03 Int.	1,535,279 16-Apr-1986	1,783,893 29-Mar-2000

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
PERFUMERY, ESSENTIAL OILS, COSMETICS, HAIR LOTIONS, DENTIFRICES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00052/	Registered 14 Int.	2,264,922 28-Jan-2000	1,835,889 03-Jul-2001

Related Case:

Old Client Code: WAOP

Goods: Class : 14 Int.
ALL GOODS IN CLASS 14.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00051/	Registered 03 Int.	2,323,904 16-Jan-2001	1,908,337 17-Dec-2002

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODYSPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANTS, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER- SUNTANNING LOTION, FACE AFTER-SUNTANNING LOTION, POTPOURIS AND SACHETS

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00054/	Registered 25 Int.	2,264,924 28-Jan-2000	1,835,887 03-Jul-2001

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
ALL GOODS INCLUDED IN CLASS 25.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00053/	Registered 18 Int.	2,264,923 28-Jan-2000	1,835,888 03-Jul-2001

Related Case:
Old Client Code: WAOP
Goods: Class : 18 Int.
ALL GOODS INCLUDED IN CLASS 18.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP & OCEAN PACIFIC (SCRIPT)	332964-00048/	Registered 41 Int.		1,772,020 26-Jan-2000

Related Case:
Old Client Code: WAOP
Goods: Class : 41 Int.
ALL GOODS INCLUDED IN CLASS 41.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00045/	Registered 03 Int.	2219948 15-Aug-1985	1,748,619 17-Aug-1999

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.
ALL GOODS INCLUDED IN CLASS 3.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00042/	Registered 18 Int.	1,500,126 15-Aug-1985	1,748,617 17-Aug-1999

Related Case:
Old Client Code: WAOP
Goods: Class : 18 Int.
ALL GOODS INCLUDED IN CLASS 18.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00050/	Registered 25 Int.	2291949 15-Aug-1985	1,748,620 17-Aug-1999

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
ALL GOODS INCLUDED IN CLASS 25.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00047/	Registered 18 Int.	2219934 15-Aug-1985	1,748,609 17-Aug-1999

Related Case:
Old Client Code: WAOP
Goods: Class : 18 Int.
ALL GOODS INCLUDED IN CLASS 18.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP SUNWEAR OCEAN PACIFIC (STYLIZED)	332964-00040/	Registered 24 Int.	1,671,005 09-Nov-1988	1,939,467 03-Jul-2003

Related Case:

Old Client Code: WAOP

Goods: Class : 24 Int.
TEXTILES IN GENERAL, EXCEPT FOR SAIL; KNITTED FABRIC, HANDKERCHIEFS, TABLE CLOTHS, TABLE NAPKINS AND TOWELS (EXCEPT OF PAPER); SHEETS AND PILLOW CASES; EXCEPT: NON-ELECTRIC BLANKETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
PACIFIC	332964-00046/	Registered 25 Int.	1,500,125 15-Aug-1985	1,748,616 17-Aug-1999

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
ALL GOODS INCLUDED IN CLASS 25.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00055/	Registered	IM-01021311	21088
		03 Int.	09-Feb-2001	02-Mar-2001

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; NAIL POLISH, LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTION; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00061/	Registered 28 Int.	A413741 20-Aug-1984	413741 20-Aug-1984

Related Case:

Old Client Code: WAOP

Goods: Class : 28 Int.
GAMES, PLAYTHINGS AND SPORTING ARTICLES, INCLUDING SURFBOARDS INCLUDED IN THIS CLASS, AND ACCESSORIES THEREOF INCLUDED IN THIS CLASS, AND ALL OTHER GOODS IN THIS CLASS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00066/	Registered 03 Int.	863269 18-Jan-2001	863269 05-Aug-2002

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH, SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKEUP AND EYE MAKEUP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00067/	Registered 18 Int., 28 Int.	813398 11-Nov-1999	813398 26-Feb-2002

Related Case:

Old Client Code: WAOP

Goods: Class : 18 Int.
ATHLETIC BAGS, BACKPACKS, ALL PURPOSE ATHLETIC BAGS, ALL PURPOSE SPORT BAGS, BEACH BAGS, BOOK BAGS, CARRY-ON BAGS, CLUTCH BAGS, DUFFEL BAGS, GYM BAGS, OVERNIGHT BAGS, SCHOOL BOOK BAGS, SCHOOL BAGS, SHOULDER BAGS, TOTE BAGS, TRAVEL BAGS, BEACH UMBRELLAS, CHANGE PURSES, GOLF UMBRELLAS, HANDBAGS, LUGGAGE, FANNY PACKS, RUCKSACKS, SATCHELS, WALLETS AND PURSES.

Class : 28 Int.
SPORTING GOODS, SURFBOARDS, BODY BOARDS, SNOWBOARDS, SKATEBOARDS AND TOYS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00056/	Registered 25 Int.	551995 13-Mar-1991	551995 13-Mar-1991

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, FOOTWEAR, HEADGEAR; INCLUDING SHIRTS, T-SHIRTS,SWEATSHIRTS, SWEATPANTS, TANK TOPS, COATS, JACKETS, SWEATERS, DRESSES, SKIRTS, BLOUSES, PULLOVERS, SHORTS, PANTS, SWIM TRUNKS, BATHING SUITS, WETSUITS, SURFING VESTS, SURFING SHORTS, SOCKS, HATS, VISORS, SHOES, BEACH FOOTWEAR, SANDALS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00057/	Registered 25 Int.	399301 01-Nov-1983	399301 01-Nov-1983

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING AND WEARING APPAREL INCLUDED IN CLASS 25 BUT EXCLUDING WOMEN'S FROCKS, SUITS AND COATS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED-STRETCHED)	332964-00060/	Registered 14 Int., 18 Int., 25 Int., 28 Int.	790934 12-Apr-1999	790934 12-Apr-1999

Related Case:

Old Client Code: WAOP

Goods: Class : 14 Int.
JEWELRY, INCLUDING WATCHES, WATCH BANDS, WATCH CASES, CLOCKS, PARTS FOR CLOCKS, RADIO CLOCKS, CHRONOMETRIC INSTRUMENTS, HOROLOGICAL INSTRUMENTS, CONTROL CLOCKS, ALARM CLOCKS, WRISTWATCHES, RINGWATCHES, JEWELRY PIN WATCHES, WATCHES CONTAINING A GAME FUNCTION, WRIST ROPES, STOP WATCHES, BRACELETS, ANKLETS, ANKLE BRACELETS, ARM BANDS, RINGS, SURF BANDS, NECKLACES, CHOKERS, EAR CLIPS, EARRINGS, NOSE RINGS, BROOCHES, PENDANTS, JEWELRY CHAINS, JEWELRY CHARMS, ORNAMENTAL LAPEL PINS, TIE PINS, CIGARETTE CASES, CIGARETTE LIGHTERS, TIE CLIPS, TIE FASTENERS, TIE TACKS, CUFF LINKS, SHOE ORNAMENTS, DECORATIVE BOXES MADE OF PRECIOUS METAL, PRECIOUS METAL JEWELRY, IMITATION JEWELRY, COSTUME JEWELRY, JEWELRY OF PRECIOUS STONES, PRECIOUS METAL MONEY CLIPS, PRECIOUS METAL BADGES, PRECIOUS METAL BUCKLES, TROPHIES OF PRECIOUS METALS, STATUETTES OF PRECIOUS METAL, SCULPTURES MADE OF PRECIOUS METAL

Class : 18 Int.
LEATHER GOODS AND IMITATION LEATHER GOODS, INCLUDING BAGS, DUFFLE BAGS, ALL-PURPOSE SPORTS BAGS, ORGANIZER BAGS, HANDBAGS, SHOULDER BAGS, TOTE BAGS, PURSES, CHANGE PURSES, CLUTCH PURSES, COIN PURSES, BACKPACKS, HIP PACKS, LUGGAGE, BAGS FOR TRAVEL, BABY BAGS, CARRY-ALL BAGS, GARMENT BAGS, TRUNKS, POUCHES, OVERNIGHT BAGS, OVERNIGHT CASES, ACCESSORY BAGS, TRAVEL CASES, STRAPS FOR LUGGAGE, LUGGAGE TAGS, WALLETS, UMBRELLAS, BEACH BAGS, BEACH UMBRELLAS, PATIO UMBRELLAS.

Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR FOR MEN, WOMEN AND CHILDREN, INCLUDING SHORTS, WALKSHORTS, LONG PANTS, KNIT SHIRTS, WOVEN SHIRTS, T-SHIRTS, TANK TOPS, SWEATSHIRTS, SWEATPANTS, COATS, JACKETS, SWEATERS, VESTS, SWIMWEAR, SWIMWEAR COVERUPS, DRESSES, SKIRTS, ROMPERS, BLOUSES, VISORS, BASEBALL CAPS, ROLLUP CAPS, WIDEBRIM HATS, CASUAL AND ATHLETIC FOOTWEAR, BOOTS, SANDALS, BEACH FOOTWEAR, SLIPPERS, SOCKS, SLEEPWEAR, ROBES, UNDERWEAR, LOUNGEWEAR.

Class : 28 Int.
GAMES, TOYS AND SPORTING GOODS, INCLUDING SURFBOARDS, SKATEBOARDS, SNOWBOARDS, BODY BOARDS, FLYING DISKS, SOFT SCULPTURE TOYS, TOSS TOYS, TOSS FIGURINES, TOY FIGURINES, PLAY SETS, BACKBOARD SETS, DOLLS, TOY ACCESSORIES, SPORT ACCESSORIES, RECREATIONAL FLOATING LOUNGE DEVICES, WATER GLOBES, EDUCATIONAL TOYS, SPORT TOYS, HOBBYCRAFTS, BOARD GAMES, SPORT BALLS, SPORTING EQUIPMENT, INFLATABLE BALLS, INFLATABLE DISCS, INFLATABLE EQUIPMENT, INFLATABLE TOYS, BATH DISCS, BATH TUB TOYS, WATER TOYS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED-STRETCHED))	332964-00062/	Registered 09 Int.	774859 02-Oct-1998	774859 28-Jan-2000

Related Case:
Old Client Code: WAOP
Goods: Class : 09 Int.
OPTICAL APPARATUS AND INSTRUMENTS, EYEWEAR, EYEGLASSES, SUNGLASSES, SPECTACLES, SPECTACLE CASES, CORDS, FRAMES AND CHAINS; EYEGLASS CASES, CORDS, FRAMES AND CHAINS, CONTACT LENSES AND CONTAINERS FOR CONTACT LENSES, EYEPIECES, GOGGLES AND LENSES; PARTS AND FITTINGS FOR THE FOREGOING INCLUDED IN THIS CLASS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP PRO	332964-00058/	Registered 25 Int.	551994 13-Mar-1991	551994 13-Mar-1991

Related Case:
Old Client Code:
Goods: Class : 25 Int.
CLOTHING, FOOTWEAR, HEADGEAR; INCLUDING SHIRTS, T-SHIRTS, SWEATSHIRTS, SWEATPANTS, TANK TOPS, COATS, JACKETS, SWEATERS, DRESSES, SKIRTS, BLOUSES, PULLOVERS, SHORTS, PANTS, SWIM TRUNKS, BATHING SUITS, WETSUITS, SURFING VESTS, SURFING SHORTS, SOCKS, HATS, VISORS, SHOES, BEACH FOOTWEAR, SANDALS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP SPORT	332964-00059/	Registered 25 Int.	790933 12-Apr-1999	790933 12-Apr-1999

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR FOR MEN, WOMEN AND CHILDREN, INCLUDING SHORTS, WALKSHORTS, LONG PANTS, KNIT SHIRTS, WOVEN SHIRTS, T-SHIRTS, TANK TOPS, SWEATSHIRTS, SWEATPANTS, COATS, JACKETS, SWEATERS, VESTS, SWIMWEAR, SWIMWEAR COVERUPS, DRESSES, SKIRTS, ROMPERS, BLOUSES, VISORS, BASEBALL CAPS, ROLLUP CAPS, WIDEBRIM HATS, CASUAL AND ATHLETIC FOOTWEAR, SANDALS, BEACH FOOTWEAR, SLIPPERS, SOCKS, SLEEPWEAR, ROBES, UNDERWEAR, LOUNGEWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
SEVEN 2	332964-00068/	Registered 25 Int.	928104 24-Sep-2002	928104 13-Aug-2003

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
TORNADO MAN LOGO DESIGN	332964-00064/	Registered 25 Int.	478090 09-Dec-1987	478090 09-Dec-1987

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, INCLUDING SHIRTS AND SWIMSUITS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00070/	Registered 25 Int.	222781 15-Sep-1981	99117 31-Mar-1992

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CASUAL WEARING APPAREL, NAMELY, SHIRTS, PANTS, SHORTS, SWIMMING SUITS AND SHOES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00071/	Registered 28 Int.	251684 16-Aug-1984	110150 27-Aug-1985

Related Case:
Old Client Code: WAOP
Goods: Class : 28 Int.
SPORTING GOODS, SURFBOARDS AND WINDSURFERS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP & SURFER DESIGN	332964-00069/	Registered 28 Int.	251784 16-Aug-1984	110234 02-Sep-1985

Related Case:
Old Client Code: WAOP
Goods: Class : 28 Int.
SPORTING GOODS, SURFBOARDS AND WINDSURFERS.

Country: Bahamas

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC (Stylized)	332964-00073/	Registered 25 Int.	11542 01-Mar-1985	11542 01-Mar-1985

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CASUAL WEARING APPAREL, NAMELY, SHIRTS, PANTS, SHORTS, DRESSES, SWIMMING SUITS AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00074/	Registered 03 Int.	23,654 19-Feb-2001	23,654 19-Feb-2001

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION, HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRESUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS; AND ALL OTHER GOODS INCLUDED IN CLASS 3.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00072/	Registered 25 Int.	11541 01-Mar-1985	11541 01-Mar-1985

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CASUAL WEARING APPAREL, NAMELY, SHIRTS, PANTS, SHORTS, SKIRTS, DRESSES, SWIMMING SUITS AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00515/	Pending 25 Int.	44335 09-May-2005	

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00522/	Pending 25 Int.	44334 09-May-2005	

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00076/	Pending 25 Int.	43245 28-Mar-1995	

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR, INCLUDING CASUAL, LEISURE, SPORTS AND BEACH CLOTHING; SURFWEAR CLOTHING FOR BICYCLING; SHIRTS, T-SHIRTS, SWEATSHIRTS, TANK TOPS, BLOUSES, COATS, JACKETS, SWEATERS, PULLOVERS, SKIRTS, DRESSES, PANTS, SWEATPANTS, SHORTS, SHOES, ATHLETIC SHOES, SANDALS, BEACH FOOTWEAR, SOCKS, BELTS, HATS, VISORS, SWIMTRUNKS, BATHING SUITS, WETSUITS, SURFING VESTS, SURFING SHORTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00075/	Registered 25 Int.	43244 28-Mar-1995	43244 01-Aug-2000

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR, INCLUDING CASUAL, LEISURE, SPORTS AND BEACH CLOTHING; SURFWEAR CLOTHING FOR BICYCLING; SHIRTS, T-SHIRTS, SWEATSHIRTS, TANK TOPS, BLOUSES, COATS, JACKETS, SWEATERS, PULLOVERS, SKIRTS, DRESSES, PANTS, SWEATPANTS, SHORTS, SHOES, ATHLETIC SHOES, SANDALS, BEACH FOOTWEAR, SOCKS, HATS, VISORS, SWIMTRUNKS, BATHING SUITS, WETSUITS, SURFING VESTS, SURFING SHORTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00077/	Registered 25 Int.	81/806 15-Jan-1986	81/806 15-Jan-1986

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CASUAL WEARING APPAREL, NAMELY SHIRTS, PANTS, SHORTS, SKIRTS, DRESSES, SWIMMING SUITS AND SHOES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00078/	Registered 03 Int.	81/13591 15-Feb-2001	81/13591 17-Dec-2001

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS, BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTION, POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00552/	Pending 25 Int.	13-Jan-2006	

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CASUAL WEARING APPAREL, NAMELY, SHIRTS, PANTS, SKIRTS, DRESSES, SWIMMING SUITS AND SHOES

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP AND SURFER DESIGN	332964-00079/	Registered 25 Int.	81/807 15-Jan-1986	81/807 15-Jan-1986

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CASUAL WEARING APPAREL, NAMELY, SHIRTS, PANTS, SHORTS, SKIRTS, DRESSES, SWIMMING SUITS AND INCLUDING SHOES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00080/	Registered 25 Int.	44239 21-Aug-1980	368706 21-Aug-1980

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
LEISURE WEAR, NAMELY SHIRTS, PANTS, SHORTS, SWIMSUITS AND SHOES

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00082/	Registered 25 Int., 28 Int.	51827 17-Aug-1984	404953 17-Aug-1984

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
SPORTS CLOTHING

Class : 28 Int.
SPORTING GOODS NOT INCLUDED IN OTHER CLASSES, NAMELY SURFBOARDS AND WINDSURFERS

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00084/	Registered 09 Int., 16 Int., 18 Int.	754117 26-Oct-1990	493779 04-Nov-1991

Related Case:

Old Client Code: WAOP

Goods: Class : 09 Int.
PROTECTIVE EYEWEAR, SPECTACLES, GOGGLES, ANTI-GLARE GLASSES AND SUNGLASSES AND THEIR PARTS AND ACCESSORIES, INCLUDING REPLACEMENT LENSES AND EARSTEMS; CASES SPECIALLY ADAPTED FOR SPECTACLES AND SUNGLASSES AND THEIR PARTS AND ACCESSORIES, WETSUITS, HOODS, JACKETS, PANTS AND FEET COVERINGS FOR DIVING

Class : 16 Int.
PAPER GOODS AND PRINTED MATTER, INCLUDING STATIONERY, BUSINESS CARDS, PENS, DECALS, BUMPER STICKERS, CALENDARS, POSTERS, IRON-ON HEAT TRANSFERS, NOTEBOOKS AND BINDERS

Class : 18 Int.
LEATHER AND IMITATIONS OF LEATHER, AND GOODS MADE OF THESE MATERIALS AND NOT INCLUDING IN OTHER CLASSES; ANIMAL SKINS, HIDES; TRUNKS AND TRAVELING BAGS; UMBRELLAS, PARASOLS AND WALKING STICKS; WHIPS, HARNESS AND SADDLERY; LUGGAGE, BAGS, BACKPACKS, HIPPACKS, WALLETS, PURSES, BEACH UMBRELLAS AND KEY HOLDERS

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00081/	Registered 25 Int., 28 Int.	51828 17-Aug-1984	406015 17-Aug-1984

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
SPORTS CLOTHING.

Class : 28 Int.
SPORTING GOODS NOT INCLUDED IN OTHER CLASSES, NAMELY, SURFBOARDS AND WINDSURFERS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP JUICE	332964-00086/	Registered 03 Int.	1028263 28-Feb-2003	747193 28-Feb-2003

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS; FRAGRANCES; PERSONAL CARE PRODUCTS; INCLUDING PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE; SCENTED BODY SPRAYS; SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL; BUBBLE BATH; HAND LOTION; BODY LOTION; FACE LOTION; HAND SOAP; BODY SOAP; FACE SOAP; SKIN MOISTURIZER; BODY GLITTER LOTION; HAIR SHAMPOO; HAIR CONDITIONER; HAIR STYLING GEL; HAIR SPRAY; HAIR COLOR AND DYES; HAIR RINSES; NAIL POLISH; LIP BALM; LIP GLOSS; LIPSTICK; FACIAL MAKE-UP AND EYE MAKE-UP; BODY CREAM; FACE CLEANSER; BATH OIL; BATH BEADS; BODY POWDER; TALCUM POWDER; SHAVING CREAM; DEODORANT; SCENTED BATH BEADS; BODY SUNTAN LOTION; FACE SUNTAN LOTION; BODY SUNLESS TANNING LOTION; FACE SUNLESS TANNING LOTION; BODY PRE-SUNTANNING LOTION; FACE PRE-SUNTANNING LOTION; BODY AFTER SUNTANNING LOTION; FACE AFTER SUNTANNING LOTIONS; POTPOURRI; SCENTED SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OPBLEND	332964-00085/	Registered 03 Int., 18 Int., 35 Int.	1028262 28-Feb-2003	731382 28-Feb-2003

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE, LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME, SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; NAIL POLISH, LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTION; POTPOURRI AND SACHETS.

Class : 18 Int.
BAGS, INCLUDING, ATHLETIC BAGS, BACKPACKS, ALL PURPOSE ATHLETIC BAGS, ALL PURPOSE SPORT BAGS, BEACH BAGS, BOOK BAGS, CARRY-ON BAGS, CLUTCH BAGS, DUFFEL BAGS, GYM BAGS, OVERNIGHT BAGS, SCHOOL BOOK BAGS, SCHOOL BAGS, SHOULDER BAGS, TOTE BAGS, TRAVEL BAGS, PURSES, HANDBAGS, SHOPPING BAGS, FANNY PACKS, RUCKSACKS, SATCHELS; ATTACHÉ CASES, GARMENT BAGS, LUGGAGE, KEY CASES, BRIEFCASES, SUITCASES, HIP PACKS, COMPUTER CASES, TRUNKS, VALISES, CANES, WALLETS AND BEACH UMBRELLAS

Class : 35 Int.
RETAIL STORE SERVICES

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC (Stylized)	332964-00087/	Registered	B10360	B10360
		25 Int.	04-Oct-1984	04-Oct-1984

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CASUAL WEARING APPAREL, NAMELY, SHIRTS, PANTS, SHORTS, SKIRTS, DRESSES, SWIMMING SUITS AND SHOES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP & SURFER DESIGN	332964-00089/	Registered		B10361
		25 Int.	02-Oct-1984	04-Oct-1984

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CASUAL WEARING APPAREL, NAMELY, SHIRTS, PANTS, SHORTS, SKIRTS, DRESSES, SWIMMING SUITS AND SHOES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00088/	Registered	32920	32920
		03 Int.	19-Feb-2001	19-Feb-2001

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH, SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION, HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; NAIL POLISH, LIP BALM, LIP GLOSS, LIPSTICK, FACE MAKE-UP, AND EYE MAKE-UP, BODY CREAM FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS, BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS, POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC OP (AND WATER DROP DESIGN)	332964-00090/	Registered 25 Int.	C47059 15-Jun-1987	53217-A 15-Mar-1988

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, DRESSES, SHORTS, COATS FOR MEN, WOMEN AND CHILDREN.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00091/	Registered 25 Int.	05888 06-May-1998	97495 13-Dec-2004

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, NAMELY, PANTS, SHORTS, KNIT SHIRTS, WOVEN SHIRTS, T-SHIRTS, SWEATSHIRTS, JACKETS, SWEATERS, SWIMWEAR, DRESSES, SKIRTS, HEADWEAR AND FOOTWEAR FOR MEN, WOMEN AND CHILDREN.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00093/	Registered 03 Int.	20278 25-Jan-2001	88238 30-Sep-2002

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH, SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION, HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES, LIP BALM, LIP GLOSS, LIPSTICK, FACE MAKE-UP, AND EYE MAKE-UP, BODY CREAM FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS, BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRESUNTANNING LOTION, FACE PRESUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS, POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP OCEAN PACIFIC (AND WATER DROP DESIGN)	332964-00092/	Registered 25 Int.	C47060 15-Jun-1987	53218-A 15-Mar-1988

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, DRESSES, SHORTS, COATS FOR MEN, WOMEN AND CHILDREN.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP OCEAN PACIFIC AND DESIGN	332964-00094/	Registered 25 Int.	80/0092 07-Mar-1980	80/0092 20-Jan-1982

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
ARTICLES OF CLOTHING INCLUDING FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED)	332964-00096/	Registered 25 Int.	BAZR961281A 27-Nov-1996	BAZR961281 16-Feb-1998

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
ARTICLES OF CLOTHING INCLUDING FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED)	332964-00095/	Registered 25 Int.	BAZR961280A 27-Nov-1996	BAZR961280 16-Feb-1998

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
MEN'S AND WOMEN'S EVERYDAY CLOTHES, INCLUDING SHIRTS, TROUSERS, SHORTS, SWIMMING SUITS AND SHOES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
HL LOGO	332964-00320/	Registered		22637 15-Sep-1991

Related Case:
Old Client Code: WAOP

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00097/	Published 03 Int.	823529312 26-Jan-2001	

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP DESIGN	332964-00100/	Pending 41 Int.	824081137 04-Jul-2001	824081137

Related Case:
Old Client Code: WAOP
Goods: Class : 41 Int.
PROMOTIONAL EVENTS, INCLUDING, ARRANGING AND CONDUCTING SPORTING EVENTS AND SURFING CONTESTS

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP DESIGN	332964-00099/	Pending 25 Int.	824081145 04-Jul-2001	824081145

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP DESIGN	332964-00098/	Pending 18 Int.	824081153 04-Jul-2001	824081153

Related Case:
Old Client Code: WAOP
Goods: Class : 18 Int.
BAGS, INCLUDING, ATHLETIC BAGS, BACKPACKS, ALL PURPOSE ATHLETIC BAGS, ALL PURPOSE SPORT BAGS, BEACH BAGS, BOOK BAGS, CARRY-ON BAGS, CLUTCH BAGS, DUFFEL BAGS, GYM BAGS, OVERNIGHT BAGS, SCHOOL BOOK BAGS, SCHOOL BAGS, SHOULDER BAGS, TOTE BAGS, TRAVEL BAGS, PURSES, HANDBAGS, LUGGAGE, FANNY PACKS, RUCKSACKS, SATCHELS; WALLETS AND BEACH UMBRELLAS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
SEVEN2	332964-00104/	Published 25 Int.	825.934.958 19-Sep-2003	

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
SEVEN2	332964-00102/	Published 14 Int.	826250459 11-Feb-2004	

Related Case:
Old Client Code: WAOP
Goods: Class : 14 Int.
JEWELRY, NAMELY, WATCHES, WATCH BANDS, ANKLE BRACELETS, LAPEL PINS, PINS, WRISTWATCHES, WRIST ROPES AND SURFBANDS AND CLOCKS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
SEVEN2	332964-00101/	Published 09 Int.	826250475 11-Feb-2004	

Related Case:
Old Client Code: WAOP
Goods: Class : 09 Int.
SUNGLASSES AND SUNGLASS CASES; OPTICAL EYEGLASS FRAMES AND RELATED EYEGLASS ACCESSORIES, EARSTEMS FOR EYEGLASS FRAMES, NOSEPIECES FOR EYEGLASS FRAMES, AND FOAM STRIPS FOR EYEGLASS FRAMES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
SEVEN2	332964-00103/	Published 18 Int.	826250467 11-Feb-2004	

Related Case:
Old Client Code: WAOP
Goods: Class : 18 Int.
BAGS, INCLUDING, ATHLETIC BAGS, BACKPACKS, ALL PURPOSE ATHLETIC BAGS, ALL PURPOSE SPORT BAGS, BEACH BAGS, BOOK BAGS, CARRY-ON BAGS, CLUTCH BAGS, DUFFEL BAGS, GYM BAGS, OVERNIGHT BAGS, SCHOOL BOOK BAGS, SCHOOL BAGS, SHOULDER BAGS, TOTE BAGS, TRAVEL BAGS, PURSES, HANDBAGS, SHOPPING BAGS, FANNY PACKS, RUCKSACKS, SATCHELS; ATTACHÉ CASES, GARMENT BAGS, LUGGAGE, KEY CASES, BRIEFCASES, SUITCASES, HIP PACKS, COMPUTER CASES, TRUNKS, VALISES, CANES, WALLETS AND BEACH UMBRELLAS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
TORNADO MAN LOGO DESIGN	332964-00105/	Registered 28 Int.	815.223.951 24-Nov-1989	815.223.951 31-Dec-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 28 Int.
SPORTING GOODS

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
WINTERSURF	332964-00106/	Registered 25 Int.	818330937 17-Feb-1995	818330937 17-Oct-2000

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
BLOUSES, BELTS, HATS, CAPS, FOOTWEAR (SHOES, SANDALS, BEACH FOOTWEAR) SURFWEAR MADE WITH RUBBER AND OTHER TYPES OF MATERIAL AND FOR SYNTHETIC MATERIAL AND FABRICS

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
FIRST WAVE	332964-00321/	Registered	312847	398683 19-Jul-1990

Related Case:
Old Client Code: WAOP

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00110/	Registered 28 Int.	527017 17-Aug-1984	308383 15-Nov-1985

Related Case:
Old Client Code: WAOP
Goods: Class : 28 Int.
SPORTING GOODS, NAMELY, SURFBOARDS, SAILBOARDS AND PARTS THEREOF.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00558/	Pending 24 Int.	1288977 07-Feb-2006	

Related Case:
Old Client Code: WAOP
Goods: Class : 24 Int.
HOUSEHOLD LINENS AND TEXTILES, NAMELY, BATH TOWELS, SHOWER CURTAINS, BED BLANKETS, BED SHEETS, BED SPREADS, COMFORTERS AND DUVETS, DUST RUFFLES, SHAMS, PILLOW CASES, QUILTS, CURTAINS, DRAPERIES, BLANKET THROWS, AND BEACH TOWELS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00108/	Pending 03 Int.	1189698 03-Sep-2003	

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, NAMELY, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUN-TANNING LOTIONS; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00109/	Registered 25 Int.	494957 17-Nov-1982	286,541 06-Jan-1984

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
MEN'S AND WOMEN'S CASUAL WEARING APPAREL, NAMELY SHIRTS, PANTS, SHORTS, SWIMMING SUITS AND INCLUDING SHOES

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00115/	Pending 14 Int.	1046589 15-Feb-2000	

Related Case:

Old Client Code: WAOP

Goods: Class : 14 Int.
JEWELRY, NAMELY, WATCHES, WATCH BANDS, WRIST ROPES, PINS AND CLOCKS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00114/	Registered 03 Int.	1089074 15-Jan-2001	629912 11-Jan-2005

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, NAMELY, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUN-TANNING LOTIONS; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00111/	Registered 25 Int.	461147 06-Nov-1980	258633 08-May-1981

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
MEN'S AND WOMEN'S APPAREL, NAMELY, PANTS, SHORTS, SHIRTS AND SHOES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00557/	Pending 24 Int.	1288978 07-Feb-2006	

Related Case:

Old Client Code: WAOP

Goods: Class : 24 Int.
HOUSEHOLD LINENS AND TEXTILES, NAMELY, BATH TOWELS, SHOWER CURTAINS, BED BLANKETS, BED SHEETS, BED SPREADS, COMFORTERS AND DUVETS, DUST RUFFLES, SHAMS, PILLOW CASES, QUILTS, CURTAINS, DRAPERIES, BLANKET THROWS, AND BEACH TOWELS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP & SURFER DESIGN	332964-00113/	Registered 25 Int.	461107 05-Nov-1980	264160 13-Nov-1981

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
MEN'S AND WOMEN'S APPAREL, NAMELY, PANTS, SHORTS, SHIRTS AND SHOES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED)	332964-00107/	Registered 28 Int.	527016 17-Aug-1984	309909 27-Dec-1985

Related Case:

Old Client Code: WAOP

Goods: Class : 28 Int.
SPORTING GOODS, NAMELY, SURFBOARDS, SAILBOARDS AND PARTS THEREOF.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED)	332964-00112/	Registered 25 Int.	516593 08-Feb-1984	308268 15-Nov-1985

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
MEN'S AND WOMEN'S CASUAL WEARING APPAREL, NAMELY SHIRTS, PANTS, SHORTS, SWIMMING SUITS AND SHOES; CASUAL WEARING APPAREL, NAMELY, MEN'S AND BOY'S SWIM TRUNKS, SHIRTS, PANTS AND WALKING SHORTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
SEVEN2	332964-00116/	Registered	1156114	602941
		03 Int., 09 Int., 18 Int., 25 Int., 35 Int.	18-Oct-2002	23-Feb-2004

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.

COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE, LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; NAIL POLISH, LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS.

Class : 09 Int.

OPTICAL EYEGLASS FRAMES, EYEGLASS CASES, AND RELATED EYEGLASS ACCESSORIES, NAMELY, EARSTEMS FOR EYEGLASS FRAMES, NOSEPIECES FOR EYEGLASS FRAMES, AND FOAM STRIPS FOR EYEGLASS FRAMES, AND SUNGLASSES.

Class : 18 Int.

BAGS, INCLUDING, ATHLETIC BAGS, BACKPACKS, ALL PURPOSE ATHLETIC BAGS, ALL PURPOSE SPORT BAGS, BEACH BAGS, BOOK BAGS, CARRY-ON BAGS, CLUTCH BAGS, DUFFEL BAGS, GYM BAGS, OVERNIGHT BAGS, SCHOOL BOOK BAGS, SCHOOL BAGS, SHOULDER BAGS, TOTE BAGS, TRAVEL BAGS, PURSES, HANDBAGS, LUGGAGE, FANNY PACKS, RUCKSACKS, SATCHELS; WALLETS AND BEACH UMBRELLAS.

Class : 25 Int.

CLOTHING, NAMELY, SHIRTS, T-SHIRTS, SWEATSHIRTS, TANK TOPS, COATS, JACKETS, SWEATERS, DRESSES, SKIRTS, BLOUSES, PULLOVERS, SWEATPANTS, SHORTS, PANTS, SWIMWEAR, WETS SUITS, SOCKS, VESTS, BODYSUITS, JUMPSUITS, UNDERWEAR, PAJAMAS, ROBES, JUMPERS, SLEEPERS, JUMPSUITS, BOOTIES, SLIPPERS; HEADWEAR, NAMELY, HATS, CAPS AND VISORS; AND FOOTWEAR, NAMELY, SHOES, SANDALS, BOOTS AND SNEAKERS.

Class : 35 Int.

ON-LINE RETAIL STORE SERVICES FEATURING COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, OPTICAL WEAR AND RELATED ACCESSORIES, BAGS, CLOTHING AND ACCESSORIES, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
VACATIONLAND	332964-00542/	Registered	283146	370109
				25-May-1988

Related Case:

Old Client Code: WAOP

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00117/	Registered 25 Int.	1409608 04-Nov-1996	1409608 10-Jan-1997

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
ARTICLES OF OUTERCLOTHING; ARTICLES OF LEISUREWEAR AND SPORTSWEAR; BEACHWEAR; ARTICLES OF CLOTHING FOR SURFING; ARTICLES OF CLOTHING FOR CYCLING; SHIRTS, T-SHIRTS, SWEATSHIRTS, TANK TOPS, BLOUSES, COATS, JACKETS, SWEATERS, PULLOVERS, SKIRTS, DRESSES, TROUSERS, TRACKSUITS, SHORTS, SHOES, SHOES FOR ATHLETES, SANDALS, BEACH FOOTWEAR, SOCKS, BELTS, HATS, CAPS, VISORS, SWIMWEAR AND WETSUITS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00118/	Registered 25 Int.	B1047488 15-Apr-1996	B1047488 13-May-1996

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
SHIRTS, SHORTS, AND SWIMWEAR BEING ARTICLES OF CLOTHING.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP DESIGN	332964-00120/	Registered 25 Int.	553650 26-Dec-2001	638051 01-Aug-2002

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP DESIGN	332964-00119/	Registered 18 Int.	553649 26-Dec-2001	638050 01-Aug-2002

Related Case:

Old Client Code: WAOP

Goods: Class : 18 Int.
BAGS, INCLUDING, ATHLETIC BAGS, BACKPACKS, ALL PURPOSE ATHLETIC BAGS, ALL PURPOSE SPORT BAGS, BEACH BAGS, BOOK BAGS, CARRY-ON BAGS, CLUTCH BAGS, DUFFEL BAGS, GYM BAGS, OVERNIGHT BAGS, SCHOOL BOOK BAGS, SCHOOL BAGS, SHOULDER BAGS, TOTE BAGS, TRAVEL BAGS, PURSES, HANDBAGS, SHOPPING BAGS, FANNY PACKS, RUCKSACKS, SATCHELS; ATTACHÉ CASES, GARMENT BAGS, LUGGAGE, KEY CASES, BRIEFCASES, SUITCASES, HIP PACKS, COMPUTER CASES, TRUNKS, VALISES, CANES, WALLETS AND BEACH UMBRELLAS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
WINTERSURF	332964-00121/	Registered 25 Int.	301426 10-Mar-1995	587170 08-Jan-2001

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR; INCLUDING, CASUAL, LEISURE, SPORTS AND BEACH CLOTHING, SURFWEAR, CLOTHING FOR BICYCLING, SHIRTS, T-SHIRTS, SWEATSHIRTS, TANK TOPS, BLOUSES, COATS, JACKETS, SWEATERS, PULLOVERS, SKIRTS, DRESSES, PANTS, SWEATPANTS, SHORTS, SHOES, ATHLETIC SHOES, SANDALS, BEACH FOOTWEAR, SOCKS, BELTS, HATS, VISORS, SWIMTRUNKS, BATHING SUITS, WETSUITS, SURFING VESTS, SURFING SHORTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00127/	Registered	92029716	641701
		25 Int.	02-Jun-1992	14-May-1993

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, INCLUDING SHIRTS, SWIMSUITS, PANTS, SHORTS, SWEATERS, JACKETS, DRESSES, BLOUSES, SWEATSHIRTS, SWEATPANTS, SHOES AND SOCKS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00493/	Pending		
		35 Int.	13-Jan-2005	

Related Case:
Old Client Code: WAOP
Goods: Class : 35 Int.
RETAIL STORE SERVICES FOR CLOTHING, HEADWEAR, FOOTWEAR, SPORTING GOODS AND ACCESSORIES, COSMETICS, SUNGLASSES, SUNGLASS CASES, JEWELRY, BAGS, BACKPACKS AND WALLETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00122/	Registered	950106053	984270
		14 Int.	21-Aug-1995	20-Apr-1997

Related Case:
Old Client Code: WAOP
Goods: Class : 14 Int.
HOROLOGICAL AND CHRONOMETRIC INSTRUMENTS, AND PARTS AND FITTINGS THEREOF; JEWELRY; PRECIOUS STONES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00209/	Registered	Z1230063	820296
		03 Int.	12-Nov-2003	12-Nov-2003

Related Case:
Old Client Code:
Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, NAMELY, EAU DE COLOGNE, EAU DE TOILETTE, AFTER SHAVE, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME; SHOWER GEL, BUBBLE BATH; LOTIONS, NAMELY, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; NAIL POLISH, NON-MEDICATED LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED)	332964-00495/	Pending		
		35 Int.	13-Jan-2005	

Related Case:
Old Client Code: WAOP
Goods: Class : 35 Int.
RETAIL STORE SERVICES FOR CLOTHING, HEADWEAR, FOOTWEAR, SPORTING GOODS AND ACCESSORIES, COSMETICS, SUNGLASSES, SUNGLASS CASES, JEWELRY, BAGS, BACKPACKS AND WALLETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED)	332964-00124/	Registered 03 Int.	3222726 25-Jun-2002	3222726 14-Mar-2004

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE, LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; NAIL POLISH, LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED)	332964-00125/	Registered 14 Int.	95035700 03-Apr-1995	944344 13-Feb-1997

Related Case:

Old Client Code: WAOP

Goods: Class : 14 Int.
JEWELRY; PRECIOUS STONES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED)	332964-00126/	Registered 25 Int.	92029715 02-Jun-1992	641706 14-May-1993

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, INCLUDING SHIRTS, SWIMSUITS, PANTS, SHORTS, SWEATERS, JACKETS, DRESSES, BLOUSES, SWEATSHIRTS, SWEATPANTS, SHOES AND SOCKS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
WINTERSURF	332964-00123/	Registered 25 Int.	95035701 03-Apr-1995	933313 20-Jan-1997

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR; INCLUDING, CASUAL, LEISURE, SPORTS AND BEACH CLOTHING, SURFWEAR, CLOTHING FOR BICYCLING, SHIRTS, T-SHIRTS, SWEATSHIRTS, TANK TOPS, BLOUSES, COATS, JACKETS, SWEATERS, PULLOVERS, SKIRTS, DRESSES, PANTS, SWEATPANTS, SHORTS, SHOES, ATHLETIC SHOES, SANDALS, BEACH FOOTWEAR, SOCKS, BELTS, HATS, VISORS, SWIMTRUNKS, BATHING SUITS, WETSUITS, SURFING VESTS, SURFING SHORTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00129/	Registered 25 Int.	244436 09-May-1985	188987 19-Jan-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CASUAL WEARING APPAREL, INCLUDING, PANTS, SHORTS, SHIRTS AND SWIM SUITS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00130/	Registered 03 Int.	1006336 29-Jan-2001	251528 03-May-2002

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00131/	Registered 25 Int.	96030361 12-Jun-1996	233570 10-Nov-2000

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00132/	Registered 25 Int.	41039 10-Aug-1983	64440/11222 28-Sep-1984

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CASUAL WEARING APPAREL, PANTS, SHORTS, SHIRTS AND SWIMMING SUITS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00135/	Registered 18 Int.	1532390 16-May-2001	53597978 01-Nov-2001

Related Case:

Old Client Code: WAOP

Goods: Class : 18 Int.
BAGS, INCLUDING, ATHLETIC BAGS, BACKPACKS, ALL PURPOSE SPORT BAGS, BEACH BAGS, BOOK BAGS, CARRY-ON BAGS, CLUTCH BAGS, DUFFEL BAGS, GYM BAGS, OVERNIGHT BAGS, SCHOOL BOOK BAGS, SCHOOL BAGS, SHOULDER BAGS, TOTE BAGS, TRAVEL BAGS, PURSES, HANDBAGS, LUGGAGE, FANNY PACKS, RUCKSACKS, SATCHELS; WALLETS AND BEACH UMBRELLAS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00133/	Registered 18 Int.	1253724 11-May-2001	143934 03-Feb-2004

Related Case:

Old Client Code: WAOP

Goods: Class : 18 Int.
BAGS, INCLUDING, ATHLETIC BAGS, BACKPACKS, ALL PURPOSE ATHLETIC BAGS, ALL PURPOSE SPORT BAGS, BEACH BAGS, BOOK BAGS, CARRY-ON BAGS, CLUTCH BAGS, DUFFEL BAGS, GYM BAGS, OVERNIGHT BAGS, SCHOOL BOOK BAGS, SCHOOL BAGS, SHOULDER BAGS, TOTE BAGS, TRAVEL BAGS, PURSES, HANDBAGS, LUGGAGE, FANNY PACKS, RUCKSACKS, SATCHELS; WALLETS AND BEACH UMBRELLAS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00134/	Registered 25 Int.	5752-95 20-Aug-1996	96431 20-Aug-1996

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR, INCLUDING SHIRTS, T-SHIRTS, SWEATSHIRTS, SWEATPANTS, TANK TOPS, COATS, JACKETS, SWEATERS, DRESSES, SKIRTS, BLOUSES, PULLOVERS, SHORTS, PANTS, SWIMTRUNKS, BATHING SUITS, WETSUITS, SURFING VESTS, SURFING SHORTS, SOCKS, HATS, VISORS, SHOES, BEACH FOOTWEAR, SANDALS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00136/	Registered 25 Int.	Z950590N 24-Mar-1995	Z950590 09-Jan-1996

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
MEN'S AND WOMEN'S CASUAL WEARING APPAREL, NAMELY, SHIRTS, PANTS, SHORTS, SKIRTS, DRESSES, SWIMMING SUITS, JACKETS, COATS AND SHOES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00137/	Registered 25 Int.	Z950589N 24-Mar-1995	Z950589 09-Jan-1996

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
MEN'S AND WOMEN'S CASUAL WEARING APPAREL, NAMELY, SHIRTS, PANTS, SHORTS, SKIRTS, DRESSES, SWIMMING SUITS, JACKETS, COATS AND SHOES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC (Stylized-Uppercase)	332964-00403/	Registered 25 Int.	30338 13-Dec-1988	30338 30-Aug-1990

Related Case:

Old Client Code: waop

Goods: Class : 25 Int.
CLOTHING.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC (Stylized-Uppercase)	332964-00404/	Registered 25 Int.	30337 13-Dec-1988	30337 11-Sep-1991

Related Case:

Old Client Code: waop

Goods: Class : 25 Int.
CLOTHING.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00151/	Registered 25 Int.	53970 04-Dec-1984	166319 05-Dec-1984

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00152/	Registered 25 Int.	4098/1980 18-Sep-1980	2876/1981 16-Oct-1981

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CASUAL WEARING APPAREL, NAMELY, SHIRTS, PANTS, SHORTS, SWIMMING SUITS AND SHOES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00155/	Registered 25 Int.	25391991 08-Apr-1991	22081992 03-Apr-1992

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, HEADWEAR, FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00154/	Registered 25 Int.	4427/1984 14-Aug-1984	2813/1985 23-Aug-1985

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
SPORTING GOODS, NAMELY, WINDSURFERS AND SURFBOARDS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00157/	Registered		39743
		25 Int.	30-Nov-1985	30-Nov-1985

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
READY MADE CLOTHES, HATS, FEATHERS, ARTIFICIAL FLOWERS, EMBROIDERY, BRAID BUTTONS, AND CLOTHING ADORNMENTS IN GENERAL.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00160/	Registered	121779	121779
		25 Int.	01-Jul-2001	15-Sep-2001

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED)	332964-00159/	Registered	78374	78374
		25 Int.	21-Apr-1995	15-Jul-1995

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
READY MADE CLOTHES, HATS, FEATHERS, ARTIFICIAL FLOWERS, EMBROIDERY, BRAID BUTTONS, AND CLOTHING ADORNMENTS IN GENERAL.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00156/	Registered	78385	78385
		25 Int.	21-Apr-1995	15-Jul-1995

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
SHOES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
TORNADO MAN LOGO DESIGN (OUTLINE)	332964-00158/	Registered		44390
		25 Int.	16-Mar-1988	16-Mar-1988

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
READY MADE CLOTHES, HATS, FEATHERS, ARTIFICIAL FLOWERS, EMBROIDERY, BRAID BUTTONS, AND CLOTHING ADORNMENTS IN GENERAL.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00161/	Registered 03 Int.	110925 30-Jan-2001	13536-01 26-Sep-2001

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP OCEAN PACIFIC & WATER DROP DESIGN	332964-00164/	Registered 18 Int., 20 Int., 25 Int.	833 07-Jul-1988	68, BOOK 133 17-Jan-1992

Related Case:

Old Client Code: WAOP

Goods: Class : 18 Int.
PURSES

Class : 20 Int.
FURNITURE

Class : 25 Int.
SHOES, HATS, CAPS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP SUNWEAR AND SURFER DESIGN	332964-00163/	Registered 25 Int.	1001 19-May-1982	1181/5694 29-Jun-1983

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CASUAL WEARING APPAREL, NAMELY, SHIRTS, PANTS, SHORTS, SWIMMING SUITS, DRESSES AND SHOES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
TORNADO MAN LOGO DESIGN	332964-00162/	Registered 25 Int.	012281 08-Jun-1988	1505-95 11-Jan-1990

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00516/	Pending 25 Int.	175057 09-May-2005	

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00523/	Pending 25 Int.	175056 09-May-2005	

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00165/	Pending 25 Int.	423/91 28-Feb-1991	

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00166/	Registered 18 Int.	422/91 28-Feb-1991	63BOOK19/127 27-Aug-1993

Related Case:
Old Client Code: WAOP
Goods: Class : 18 Int.
BAGS AND PURSES, INCLUDING DUFFEL BAGS, BACKPACKS, CLUTCH BAGS, GARMENT BAGS, SPORT BAGS AND SHOULDER BAGS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00168/	Registered 25 Int.	93 06470 23-Jul-1993	18145 11-Jan-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00167/	Registered 25 Int.	95-1639 02-Aug-1995	22697 03-Mar-1997

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
MISCELLANEOUS DESIGN	332964-00138/	Registered	2310001	2310001
		18 Int., 25 Int., 41 Int.	20-Jul-2001	04-Sep-2002

Related Case:

Old Client Code: WAOP

Goods: Class : 18 Int.
BAGS, INCLUDING, ATHLETIC BAGS, BACKPACKS, ALL PURPOSE ATHLETIC BAGS, ALL PURPOSE SPORT BAGS, BEACH BAGS, BOOK BAGS, CARRY-ON BAGS, CLUTCH BAGS, DUFFEL BAGS, GYM BAGS, OVERNIGHT BAGS, SCHOOL BOOK BAGS, SCHOOL BAGS, SHOULDER BAGS, TOTE BAGS, TRAVEL BAGS, PURSES, HANDBAGS, LUGGAGE, FANNY PACKS, RUCKSACKS, SATCHELS; WALLETS AND BEACH UMBRELLAS.

Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Class : 41 Int.
PROMOTIONAL EVENTS, INCLUDING, ARRANGING AND CONDUCTING SPORTING EVENTS AND SURFING CONTESTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00141/	Registered	000180794	000180794
		09 Int., 14 Int., 18 Int., 25 Int.	01-Apr-1996	18-Nov-2004

Related Case:

Old Client Code: WAOP

Goods: Class : 09 Int.
SUN GLASSES, OPTICAL FRAMES AND THEIR CASINGS.

Class : 14 Int.
PRECIOUS METALS AND THEIR ALLOYS AND GOODS IN PRECIOUS METALS OR COATED THEREWITH, NOT INCLUDED IN OTHER CLASSES; JEWELRY, PRECIOUS STONES; HOROLOGICAL AND CHRONOMETRIC INSTRUMENTS, INCLUDING WATCHES.

Class : 18 Int.
LEATHER AND IMITATIONS OF LEATHER, AND GOODS MADE OF THESE MATERIALS AND NOT INCLUDED IN OTHER CLASSES, INCLUDING BAGS AND WALLETS; ANIMAL SKINS, HIDES; TRUNKS AND TRAVELLING BAGS; UMBRELLAS, PARASOLS AND WALKING STICKS; WHIPS, HARNESS AND SADDLERY.

Class : 25 Int.
CLOTHING, FOOTWEAR, HEADGEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00513/	Registered 28 Int., 35 Int.	004302436 22-Feb-2005	004302436 28-Mar-2006

Related Case:

Old Client Code: WAOP

Goods: Class : 28 Int.
GAMES, TOYS, SPORTING GOODS AND SPORTING ARTICLES, INCLUDING SURFBOARDS, SKATEBOARDS, SNOWBOARDS, BODY BOARDS AND BOARD WAX, WINDSURFERS, SAIL BOARDS, WINTER SKATES, SKIS, BEACH BALLS, FLYING DISKS, SOFT SCULPTURE TOYS, TOSS TOYS, TOSS FIGURINES, TOY FIGURINES, PLAY SETS, BACKBOARD SETS, DOLLS, TOY ACCESSORIES, SPORT ACCESSORIES, RECREATIONAL FLOATING LOUNGE DEVICES, WATER GLOBES, EDUCATIONAL TOYS, SPORT TOYS, BOARD GAMES, SPORT BALLS, SPORTING EQUIPMENT, INFLATABLE BALLS, INFLATABLE DISCS, INFLATABLE EQUIPMENT, INFLATABLE TOYS, BATH DISCS, BATH TUB TOYS, WATER TOYS, INFLATABLE FLOAT PADS FOR RECREATIONAL USE; INFLATABLE FLOAT MATTRESSES FOR RECREATIONAL USE; FOAM FLOATS FOR RECREATIONAL USE; AND ACCESSORIES FOR ALL ABOVE-MENTIONED GOODS.

Class : 35 Int.
RETAIL STORE SERVICES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00149/	Registered 03 Int.,	15044430 11-Feb-2000	15044430 11-Feb-2000

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
PERSONAL HYGIENIC PRODUCTS, INCLUDING, COSMETICS, PERFUME, COLOGNE, BATH AND BODY SOAPS, LOTIONS, MOISTURIZERS, CREAMS, SALVES, GELS, TONERS, BODY MIST, HAIR SHAMPOOS AND CONDITIONERS, HAIR CARE PREPARATIONS, PERSONAL DEODORANT, BUBBLE BATH, BATH CRYSTALS, BATH SALTS, BODY POWDER, NAIL POLISH, SUN SCREEN PREPARATIONS, ESSENTIAL OILS AND FACIAL SCRUBS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00142/	Registered 14 Int., 18 Int., 25 Int.	180737 01-Apr-1996	180737 11-Jul-2000

Related Case:

Old Client Code: WAOP

Goods: Class : 14 Int.
PRECIOUS METALS AND THEIR ALLOYS AND GOODS IN PRECIOUS METALS OR COATED THEREWITH, NOT INCLUDED IN OTHER CLASSES; JEWELRY, PRECIOUS STONES; HOROLOGICAL AND CHRONOMETRIC INSTRUMENTS, INCLUDING WATCHES.

Class : 18 Int.
LEATHER AND IMITATIONS OF LEATHER, AND GOODS MADE OF THESE MATERIALS AND NOT INCLUDED IN OTHER CLASSES, INCLUDING BAGS AND WALLETS; ANIMAL SKINS, HIDES; TRUNKS AND TRAVELLING BAGS; UMBRELLAS, PARASOLS AND WALKING STICKS; WHIPS, HARNESS AND SADDLERY.

Class : 25 Int.
CLOTHING, FOOTWEAR, HEADGEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00144/	Registered 03 Int.	1504406 11-Feb-2000	1504406 21-Aug-2001

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.
PERSONAL HYGIENE PRODUCTS, INCLUDING, COSMETICS, PERFUME, COLOGNE, BATH AND BODY SOAPS, LOTIONS, MOISTURIZERS, CRÈMES, SALVES, GELS, TONERS, BODY MIST, HAIR SHAMPOOS AND CONDITIONERS, HAIR CARE PREPARATIONS, PERSONAL DEODORANT, BUBBLE BATH, BATH CRYSTALS, BATH SALTS, BODY POWDER, NAIL POLISH, SUN SCREEN PREPARATIONS, ESSENTIAL OILS AND FACIAL SCRUBS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00482/	Registered 28 Int.	3926011 09-Jul-2004	3926011 19-Sep-2005

Related Case:
Old Client Code: WAOP
Goods: Class : 28 Int.
GAMES, TOYS, SPORTING GOODS AND SPORTING ARTICLES, INCLUDING SURFBOARDS, SKATEBOARDS, SNOWBOARDS, BODY BOARDS AND BOARD WAX, WINDSURFERS, SAIL BOARDS, WINTER SKATES, SKIS, BEACH BALLS, FLYING DISKS, SOFT SCULPTURE TOYS, TOSS TOYS, TOSS FIGURINES, TOY FIGURINES, PLAY SETS, BACKBOARD SETS, DOLLS, TOY ACCESSORIES, SPORT ACCESSORIES, RECREATIONAL FLOATING LOUNGE DEVICES, WATER GLOBES, EDUCATIONAL TOYS, SPORT TOYS, BOARD GAMES, SPORT BALLS, SPORTING EQUIPMENT, INFLATABLE BALLS, INFLATABLE DISCS, INFLATABLE EQUIPMENT, INFLATABLE TOYS, BATH DISCS, BATH TUB TOYS, WATER TOYS, INFLATABLE FLOAT PADS FOR RECREATIONAL USE; INFLATABLE FLOAT MATTRESSES FOR RECREATIONAL USE; FOAM FLOATS FOR RECREATIONAL USE; AND ACCESSORIES FOR ALL ABOVE-MENTIONED GOODS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00143/	Registered 14 Int., 18 Int., 25 Int.	180331 01-Apr-1996	180331 08-May-2000

Related Case:
Old Client Code: WAOP
Goods: Class : 14 Int.
PRECIOUS METALS AND THEIR ALLOYS AND GOODS IN PRECIOUS METALS OR COATED THEREWITH, NOT INCLUDED IN OTHER CLASSES; JEWELRY, PRECIOUS STONES; HOROLOGICAL AND CHRONOMETRIC INSTRUMENTS, INCLUDING WATCHES.

Class : 18 Int.
LEATHER AND IMITATIONS OF LEATHER, AND GOODS MADE OF THESE MATERIALS AND NOT INCLUDED IN OTHER CLASSES, INCLUDING BAGS AND WALLETS; ANIMAL SKINS, HIDES; TRUNKS AND TRAVELLING BAGS; UMBRELLAS, PARASOLS AND WALKING STICKS; WHIPS, HARNESS AND SADDLERY.

Class : 25 Int.
CLOTHING, FOOTWEAR, HEADGEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED-STRETCHED)	332964-00139/	Registered 09 Int., 14 Int., 18 Int., 25 Int.,	706788 18-Dec-1997	706788 17-Aug-2000

Related Case:

Old Client Code: WAOP

Goods: Class : 09 Int.
SUN GLASSES, OPTICAL FRAMES AND THEIR CASINGS.

Class : 14 Int.
PRECIOUS METALS AND THEIR ALLOYS AND GOODS IN PRECIOUS METALS OR COATED THEREWITH, NOT INCLUDED IN OTHER CLASSES; JEWELRY, PRECIOUS STONES; HOROLOGICAL AND CHRONOMETRIC INSTRUMENTS; INCLUDING WATCHES.

Class : 18 Int.
LEATHER AND INITIATIONS OF LEATHER, AND GOODS MADE OF THESE MATERIALS AND NOT INCLUDED IN OTHER CLASSES, INCLUDING BAGS AND WALLETS; ANIMAL SKINS, HIDES; TRUNKS AND TRAVELING BAGS; UMBRELLAS, PARASOLS AND WALKING STICKS, HARNESS AND SADDLERY.

Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED-STRETCHED)	332964-00140/	Registered 09 Int., 18 Int., 25 Int.,	180430 01-Apr-1996	180430 22-May-1998

Related Case:

Old Client Code: WAOP

Goods: Class : 09 Int.
Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signalling, checking (supervision), lifesaving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording disc; automatic vending machines and mechanisms for coin operated apparatus; cash registers, calculating machines, data processing equipment and
computers; fire-extinguishing apparatus.

Class : 14 Int.
PRECIOUS METALS AND THEIR ALLOYS AND GOODS IN PRECIOUS METALS OR COATED THEREWITH, NOT INCLUDED IN OTHER CLASSES; JEWELRY, PRECIOUS STONES; HOROLOGICAL AND CHRONOMETRIC INSTRUMENTS; INCLUDING WATCHES.

Class : 18 Int.
LEATHER AND INITIATIONS OF LEATHER, AND GOODS MADE OF THESE MATERIALS AND NOT INCLUDED IN OTHER CLASSES, INCLUDING BAGS AND WALLETS; ANIMAL SKINS, HIDES; TRUNKS AND TRAVELING BAGS; UMBRELLAS, PARASOLS AND WALKING STICKS, HARNESS AND SADDLERY.

Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP PRO	332964-00145/	Registered	2625119	2625119
		18 Int., 25 Int., 41 Int.	20-Mar-2002	04-Jul-2003

Related Case:

Old Client Code: WAOP

Goods: Class : 18 Int.
BAGS, NAMELY, ATHLETIC BAGS, BACKPACKS, ALL PURPOSE ATHLETIC BAGS, ALL PURPOSE SPORT BAGS, BEACH BAGS, BOOK BAGS, CARRY-ON BAGS, CLUTCH BAGS, DUFFEL BAGS, GYM BAGS, OVERNIGHT BAGS, SCHOOL BOOK BAGS, SCHOOL BAGS, SHOULDER BAGS, TOTE BAGS, TRAVEL BAGS, PURSES, HANDBAGS, SHOPPING BAGS, FANNY PACKS, RUCKSACKS, SATCHELS; ATTACHÉ CASES, GARMENT BAGS, LUGGAGE, KEY CASES, BRIEFCASES, SUITCASES, HIP PACKS, COMPUTER CASES, TRUNKS, VALISES, CANES, WALLETS AND BEACH UMBRELLAS.

Class : 25 Int.
CLOTHING, HEADWEAR, FOOTWEAR

Class : 41 Int.
SPORTING EVENTS, NAMELY ARRANGING AND CONDUCTING SURFING CONTESTS AND EVENTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OPBLEND	332964-00146/	Registered	003073582	003073582
		03 Int., 18 Int., 35 Int.	03-Mar-2003	20-Dec-2004

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE, LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME, SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; NAIL POLISH, LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTION; POTPOURRI AND SACHETS.

Class : 18 Int.
BAGS, NAMELY, ATHLETIC BAGS, BACKPACKS, ALL PURPOSE ATHLETIC BAGS, ALL PURPOSE SPORT BAGS, BEACH BAGS, BOOK BAGS, CARRY-ON BAGS, CLUTCH BAGS, DUFFEL BAGS, GYM BAGS, OVERNIGHT BAGS, SCHOOL BOOK BAGS, SCHOOL BAGS, SHOULDER BAGS, TOTE BAGS, TRAVEL BAGS, PURSES, HANDBAGS, SHOPPING BAGS, FANNY PACKS, RUCKSACKS, SATCHELS; ATTACHÉ CASES, GARMENT BAGS, LUGGAGE, KEY CASES, BRIEFCASES, SUITCASES, HIP PACKS, COMPUTER CASES, TRUNKS, VALISES, CANES, WALLETS AND BEACH UMBRELLAS.

Class : 35 Int.
RETAIL STORE SERVICES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OPJUICE	332964-00147/	Registered 03 Int., 18 Int., 35 Int.	003073525 03-Mar-2003	003073525 20-Dec-2004

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE, LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME, SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; NAIL POLISH, LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTION; POTPOURRI AND SACHETS.

Class : 18 Int.
BAGS, NAMELY, ATHLETIC BAGS, BACKPACKS, ALL PURPOSE ATHLETIC BAGS, ALL PURPOSE SPORT BAGS, BEACH BAGS, BOOK BAGS, CARRY-ON BAGS, CLUTCH BAGS, DUFFEL BAGS, GYM BAGS, OVERNIGHT BAGS, SCHOOL BOOK BAGS, SCHOOL BAGS, SHOULDER BAGS, TOTE BAGS, TRAVEL BAGS, PURSES, HANDBAGS, SHOPPING BAGS, FANNY PACKS, RUCKSACKS, SATCHELS; ATTACHÉ CASES, GARMENT BAGS, LUGGAGE, KEY CASES, BRIEFCASES, SUITCASES, HIP PACKS, COMPUTER CASES, TRUNKS, VALISES, CANES, WALLETS AND BEACH UMBRELLAS.

Class : 35 Int.
RETAIL STORE SERVICES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OPSEVEN2	332964-00148/	Pending 09 Int., 18 Int.14 Int., 25 Int.	3096559 14-Mar-2003	

Related Case:

Old Client Code: WAOP

Goods: Class : 09 Int.
SUNGLASSES

Class : 14 Int.
JEWELRY, NAMELY, WATCHES, WATCH BANDS, ANKLE BRACELETS, LAPEL PINS, AND CLOCKS.

Class : 18 Int.
BAGS, NAMELY, ATHLETIC BAGS, BACKPACKS, ALL PURPOSE ATHLETIC BAGS, ALL PURPOSE SPORT BAGS, BEACH BAGS, BOOK BAGS, CARRY-ON BAGS, CLUTCH BAGS, DUFFEL BAGS, GYM BAGS, OVERNIGHT BAGS, SCHOOL BOOK BAGS, SCHOOL BAGS, SHOULDER BAGS, TOTE BAGS, TRAVEL BAGS, PURSES, HANDBAGS, SHOPPING BAGS, FANNY PACKS, RUCKSACKS, SATCHELS; ATTACHE CASES, GARMENT BAGS, LUGGAGE, KEY CASES, BRIEFCASES, SUITCASES, HIP PACKS, COMPUTER CASES, TRUNKS, VALISES, CANES, WALLETS AND BEACH UMBRELLAS.

Class : 25 Int.
CLOTHING, NAMELY SHIRTS, T-SHIRTS, SWEATSHIRTS, TANK TOPS, COATS, JACKETS, SWEATERS, DRESSES, SKIRTS, BLOUSES, PULLOVERS, SWEATPANTS, SHORTS, PANTS, SWIMWEAR, WET SUITS, SOCKS, VESTS, BODYSUITS, JUMPSUITS, LOUNGEWEAR, UNDERWEAR, PAJAMAS, ROBES, JUMPERS, SLEEPERS, JUMPSUITS, BOOTIES, SLIPPERS, KNIT SHIRTS, SWEAT BANDS, CAMISOLES, SKI-JACKETS AND SKI SLACKS, WRIST BANDS, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
SEVEN2	332964-00150/	Pending 18 Int., 25 Int.	2578052 19-Feb-2002	

Related Case:

Old Client Code: WAOP

Goods: Class : 18 Int.
BAGS, NAMELY, ATHLETIC BAGS, BACKPACKS, ALL PURPOSE ATHLETIC BAGS, ALL PURPOSE SPORT BAGS, BEACH BAGS, BOOK BAGS, CARRY-ON BAGS, CLUTCH BAGS, DUFFEL BAGS, GYM BAGS, OVERNIGHT BAGS, SCHOOL BOOK BAGS, SCHOOL BAGS, SHOULDER BAGS, TOTE BAGS, TRAVEL BAGS, PURSES, HANDBAGS, SHOPPING BAGS, FANNY PACKS, RUCKSACKS, SATCHELS; ATTACHÉ CASES, GARMENT BAGS, LUGGAGE, KEY CASES, BRIEFCASES, SUITCASES, HIP PACKS, COMPUTER CASES, TRUNKS, VALISES, CANES, WALLETS AND BEACH UMBRELLAS.

Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00169/	Registered 25 Int.	955/84 09-Feb-1984	93690 05-Sep-1985

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00174/	Registered 25 Int.	196474 10-Apr-1980	1580942 10-Apr-1980

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, INCLUDING, BOOTS, SHOES AND SLIPPERS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00172/	Registered 28 Int.	715078 20-Sep-1984	1284423 20-Sep-1984

Related Case:
Old Client Code: WAOP
Goods: Class : 28 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00173/	Registered 09 Int., 16 Int., 18 Int., 25 Int.	278778 08-Apr-1991	1654477 08-Apr-1991

Related Case:
Old Client Code: WAOP
Goods: Class : 09 Int.
PROTECTING GLASS, SPECTACLES, PROTECTING SPECTACLES, COATED GLASS AND SUNGLASSES, REPLACEMENT LENS, SPECTACLE ARMS AND FRAMES, SPECTACLE CASES AND SUNGLASS CASES; DIVING SUITS; DIVING HOODS, JACKETS, TROUSERS AND BOOTS.

Class : 16 Int.
PAPER GOODS AND PRINTED MATTER, INCLUDING STATIONERY, BUSINESS CARDS, FOUNTAIN PENS, TRANSFERS (DECALCOMANIAS), SUN-BLINDS ADAPTED FOR AUTOMOBILES, STICKERS INTENDED TO BE HEAT-APPLIED, AGENDAS, FILES (OFFICE REQUISITES), BOOKBINDING.

Class : 18 Int.
LEATHER AND IMITATIONS OF LEATHER, AND GOODS MADE OF THESE MATERIALS AND NOT INCLUDED IN OTHER CLASSES; ANIMAL SKINS, HIDES; TRUNKS AND TRAVELLING BAGS; UMBRELLAS, PARASOLS AND WALKING STICKS; WHIPS, HARNESS AND SADDLERY, LUGGAGE, BAGS, BACKPACKS, POCKET WALLETS, PURSES, BEACH PARASOLS, KEY CASES (LEATHERWEAR) AND KEY RINGS

Class : 25 Int.
CLOTHING, HEADWEAR, FOOTWEAR, IN PARTICULAR OVERWEAR, CLOTHING FOR SPORTS AND LEISURE, BEACHWEAR, WET-SUITS FOR SURFING, CLOTHING FOR CYCLING, SHIRTS, T-SHIRTS, SWEATSHIRTS, SLEEVELESS CARDIGANS, WAISTCOATS, BLOUSES, COATS, JACKETS, CARDIGANS, PULLOVERS, SKIRTS, DRESSES, TROUSERS, COMBINATIONS (CLOTHING), SUITS, SHORTS, SHOES, SPORT SHOES, SANDALS, BEACH SHOES, SOCKS, BELTS, HATS, CAPS (HEADGEAR), CAP PEAKS, BATHING SUITS, WATERPROOF COMBINATIONS (CLOTHING)

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00171/	Registered 28 Int.	715077 20-Sep-1984	1284422 20-Sep-1984

Related Case:
Old Client Code: WAOP
Goods: Class : 28 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP PRO	332964-00175/	Registered 25 Int., 41 Int.	023153645 14-Mar-2002	023153645 16-Aug-2002

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Class : 41 Int.
SPORTING EVENTS, NAMELY, ARRANGING AND CONDUCTING SURFING CONTESTS AND EVENTS.

Country: Georgia

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP & SURFER DESIGN	332964-00177/	Registered 25 Int.	1227/03-94 30-Sep-1994	N11552 16-Feb-1999

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00180/	Registered 25 Int.	014590/25 05-Oct-1990	2086653 08-Dec-1994

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00182/	Registered 12 Int., 28 Int.	W55378 07-Mar-1985	644972 22-Aug-1985

Related Case:
Old Client Code: WAOP
Goods: Class : 12 Int.

Class : 28 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00185/	Registered 25 Int.		43498 19-Jul-1984

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00184/	Registered 25 Int.		43497 19-Jul-1984

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00186/	Registered 25 Int.	9038/1995 24-Jul-1995	6581/2000 24-Jul-1995

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
ARTICLES OF CLOTHING.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00500/	Registered 35 Int.	300366804 04-Feb-2005	300366804 04-Feb-2005

Related Case:
Old Client Code: WAOP
Goods: Class : 35 Int.
RETAIL STORE SERVICE FOR CLOTHING, HEADGREAR, FOOTWEAR, SPORTING GOODS AND ACCESSORIES, COSMETICS, SUNGLASSES, SUNGLASS CASES, JEWELRY, BAGS, BACKPACKS AND WALLETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00187/	Registered 03 Int.	1735/2001 28-Aug-2000	B1847/2002 28-Aug-2000

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.

COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE, LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME, SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; NAIL POLISH, LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTION; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00499/	Registered 35 Int.	300366813 04-Feb-2005	300366813 04-Feb-2005

Related Case:
Old Client Code: WAOP
Goods: Class : 35 Int.
RETAIL STORE SERVICE FOR CLOTHING, HEADGREAR, FOOTWEAR, SPORTING GOODS AND ACCESSORIES, COSMETICS, SUNGLASSES, SUNGLASS CASES, JEWELRY, BAGS, BACKPACKS AND WALLETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (SERIES)	332964-00188/	Registered 25 Int.	8525/90 18-Oct-1990	B9403 A-B/95 13-Nov-1995

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00190/	Registered 25 Int.	348/84 20-Feb-1984	124327 10-Jul-1984

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00189/	Registered 25 Int.	349/84 20-Feb-1984	124479 28-Nov-1984

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Country: Iceland

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00192/	Registered 25 Int.	134/84 09-Mar-1984	410/84 06-Nov-1984

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00191/	Registered 25 Int.	135/1984 09-Mar-1984	399/1984 06-Nov-1984

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00194/	Registered 25 Int.	442547 04-Sep-1985	442547B 14-Aug-1991

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CASUAL WEARING APPAREL, NAMELY, SHIRTS, PANTS, SHORTS, SWIMMING SUITS AND SHOES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP & SURFER DESIGN	332964-00195/	Pending 25 Int.	442546 04-Sep-1985	

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CASUAL WEARING APPAREL, NAMELY, SHIRTS, PANTS, SHORTS, SWIMMING SUITS AND SHOES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED-STRETCHED)	332964-00196/	Pending 03 Int.	987583 02-Feb-2001	

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE, LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME, SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; NAIL POLISH, LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTION; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
WINTERSURF	332964-00193/	Pending 25 Int.	661214 03-Apr-1995	

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR, INCLUDING CASUAL, LEISURE, SPORTS AND BEACH CLOTHING; SURFWEAR, CLOTHING FOR BICYCLING; SHIRTS, T-SHIRTS, SWEATSHIRTS, TANK TOPS, BLOUSES, COATS, JACKETS, SWEATERS, PULLOVERS, SKIRTS, DRESSES, PANTS, SWEATPANTS, SHORTS, SHOES, ATHLETIC SHOES, SANDALS, BEACH FOOTWEAR, SOCKS, BELTS, HATS, VISORS, SWIMTRUNKS, BATHING SUITS, WETSUITS, SURFING VESTS, SURFING SHORTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00199/	Registered 25 Int.	HC.01.01-20596 07-Dec-1989	274461 30-Apr-1992

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC (Stylized-Outlined Caps)	332964-00201/	Registered 03 Int.	20-Dec-1993	330331 30-Mar-1995

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC (Stylized)	332964-00198/	Registered 14 Int.	17385/93 20-Dec-1993	330691 04-Apr-1995

Related Case:
Old Client Code: WAOP
Goods: Class : 14 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC (Stylized)	332964-00197/	Registered 18 Int.	8537/93 01-Sep-1993	318772 09-Dec-1994

Related Case:
Old Client Code: WAOP
Goods: Class : 18 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC (Stylized)	332964-00200/	Registered 24 Int.	01-Sep-1993	318647 07-Dec-1994

Related Case:
Old Client Code: WAOP
Goods: Class : 24 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00202/	Registered 03 Int.	D002001041754199 28-Feb-2001	500773 06-Mar-2001

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE, LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME, SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; NAIL POLISH, LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTION; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00203/	Registered 25 Int.	HC.01.01-20595 07-Dec-1989	274226 25-Apr-1992

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR, INCLUDING CASUAL, LEISURE, SPORTS AND BEACH CLOTHING; SURFWEAR, CLOTHING FOR BICYCLING; SHIRTS, T-SHIRTS, SWEAT SHIRTS, TANK TOPS, VESTS, BLOUSES, COATS, JACKETS, SWEATERS, PULLOVERS, SKIRTS, DRESSES, PANTS, SWEATPANTS, SHORTS, SHOES, ATHLETIC SHOES, SANDALS, BEACH FOOTWEAR, SHORTS, SHOES, ATHLETIC SHOES, SANDALS, BEACH FOOTWEAR, SOCKS, BELTS, HATS, CAPS, VISORS, SWIMWEAR AND WETSUITS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP PRO	332964-00205/	Registered 14 Int.	D00-6291 03-Apr-2000	474412 03-Apr-2000

Related Case:
Old Client Code: WAOP
Goods: Class : 14 Int.
JEWELRY, WATCHES AND ACCESSORIES THEREFORE, AND CLOCKS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP PRO	332964-00208/	Registered 41 Int.	J00-6293 03-Apr-2000	474413 03-Apr-2000

Related Case:
Old Client Code: WAOP
Goods: Class : 41 Int.
PROMOTIONAL EVENTS, NAMELY, ARRANGING AND CONDUCTING SURFING CONTESTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP PRO	332964-00206/	Registered 18 Int.	D00-6290 03-Apr-2000	493256 09-Nov-2002

Related Case:
Old Client Code: WAOP
Goods: Class : 18 Int.
BEACH UMBRELLAS AND GOLF UMBRELLAS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP PRO	332964-00204/	Registered 09 Int.	D00-6292 03-Apr-2000	512333 08-Jul-2002

Related Case:
Old Client Code: WAOP
Goods: Class : 09 Int.
SUNGLASSES, SUNGLASSES CASES

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP PRO	332964-00207/	Pending 25 Int.	D00-6289 03-Apr-2000	

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00517/	Registered 25 Int.	83120931 08-Mar-2005	126242 22-Nov-2005

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00524/	Registered 25 Int.	83120932 08-Mar-2005	126240 21-Nov-2005

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00210/	Registered 28 Int.	2540/84 15-Aug-1984	113636 15-Aug-1984

Related Case:
Old Client Code: WAOP
Goods: Class : 28 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00212/	Registered 25 Int.	2563/80 11-Sep-1980	B104912 11-Sep-1980

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
ARTICLES OF CLOTHING, FOOTWEAR

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
TORNADO MAN LOGO DESIGN (OUTLINE)	332964-00213/	Registered 25 Int.	4355/87 09-Dec-1987	125900 09-Dec-1987

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
Articles of clothing included in class 25, shirts and swim suits

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00555/	Pending 35 Int.	187319 08-Feb-2006	

Related Case:
Old Client Code: WAOP
Goods: Class : 35Int.
RETAIL STORE SERVICES FOR CLOTHING, HEADWEAR, FOOTWEAR, SPROTING GOODS AND ACCESSORIES, FRAGRANCES, COSMETICS, EYEWEAR AND BEACH TOWELS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00214/	Registered 25 Int.	50751 01-Sep-1980	50751 21-Feb-1984

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
PANTS, SHORTS, SHIRTS, SWIMMING SUITS, ALL BEING CASUAL ARTICLES OF CLOTHING.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00556/	Pending 35 Int.	187320 08-Feb-2006	

Related Case:
Old Client Code: WAOP
Goods: Class : 35 Int.
RETAIL STORE SERVICES FOR CLOTHING, HEADWEAR, FOOTWEAR, SPROTING GOODS AND ACCESSORIES, FRAGRANCES, COSMETICS, EYEWEAR AND BEACH TOWELS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00215/	Registered 03 Int.	146145 28-Jan-2000	146145 04-Dec-2001

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE, LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME, SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; NAIL POLISH, LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTION; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00216/	Registered 25 Int.	151917 03-Sep-2001	151917 02-Oct-2002

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP & SURFER DESIGN	332964-00218/	Registered 25 Int.	50752 01-Sep-1980	50752 01-Sep-1980

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
SWIMMING TRUNKS, SHIRTS, PANTS AND SHORTS ALL BEING CASUAL ARTICLES OF CLOTHING.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
TORNADO MAN LOGO DESIGN (OUTLINE)	332964-00217/	Registered 25 Int.	74645 11-Dec-1989	74645 26-Apr-1993

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00223/	Registered 28 Int.	MI2004C008591 24-Aug-2004	697742 18-Dec-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 28 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00220/	Registered 25 Int.	17771C/80 07-Mar-1980	378260 14-Nov-1985

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
ARTICLES OF CLOTHING.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00224/	Registered 28 Int.	MI91C002621 10-Apr-1991	622683 13-Jun-1994

Related Case:
Old Client Code: WAOP
Goods: Class : 28 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00219/	Registered 25 Int.	MI2004C008590 24-Aug-2004	697741 18-Dec-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
SWIMMING TRUNKS, SHIRTS, PANTS AND SHORTS ALL BEING CASUAL ARTICLES OF CLOTHING.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00225/	Registered 25 Int.	25907 09-Aug-1984	21430 27-Oct-1987

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00227/	Registered 25 Int.	25906 09-Aug-1984	B21429 27-Oct-1987

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00226/	Registered 03 Int.	3/4212 08-Feb-2001	37699 08-Feb-2001

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE, LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME, SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; NAIL POLISH, LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTION; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
HL (LOGO)	332964-00263/	Registered 14 Int.	304603/1992 23-Oct-1992	3193333 30-Aug-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 14 Int.
SMOKERS' ARTICLES OF PREICOUS METAL, HOROLOGICAL INSTRUMENTS, TROPHIES, OMMEMORATIVE SHIELDS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
HL (LOGO)	332964-00262/	Registered 09 Int.	304602/1992 23-Oct-1992	3214438 31-Oct-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 09 Int.
GLASSES, WEIGHT BELTS, WET SUITS, LIFEBUOYS, AIR TANKS, SWIMMING FLOATBOARDS, DIVING MACHINES AND APPARATUS, REGULATORS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
HL (LOGO)	332964-00251/	Registered 25 Int.	037328/1991 12-Apr-1991	2648000 28-Apr-1994

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
HL (LOGO)	332964-00268/	Registered 25 Int.	304605/1992 23-Oct-1992	3220554 29-Nov-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, GARTERS, SOCK SUSPENDERS, BRACES, BANDS, BELTS, FOOTWEAR, SPECIAL SPORTING AND GYMNASTIC WEAR, SPECIAL SPORTING AND GYMNASTIC FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
HL (LOGO)	332964-00248/	Registered 09 Int., 20 Int., 25 Int., 28 Int.	037329/1991 12-Apr-1991	2667540 31-May-1994

Related Case:
Old Client Code: WAOP
Goods: Class : 09 Int.

Class : 20 Int.

Class : 25 Int.

Class : 28 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
HL (LOGO)	332964-00266/	Registered 18 Int.	304604/1992 23-Oct-1992	3193334 30-Aug-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 18 Int.
BAGS OR THE LIKE, POUCHES OR THE LIKE, UMBRELLAS AND PARASOLS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
HYDRO-LIGHT	332964-00253/	Registered 18 Int.	304608/1992 23-Oct-1992	3152093 31-May-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 18 Int.
BAGS OR THE LIKE, POUCHES OR THE LIKE.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
HYDRO-LIGHT	332964-00259/	Registered 09 Int.	304606/1992 23-Oct-1992	3171101 28-Jun-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 09 Int.
GLASSES

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
HYDRO-LIGHT	332964-00247/	Registered 25 Int.	026940/1990 09-Mar-1990	2438887 31-Jul-1992

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00254/	Registered 20 Int., 24 Int., 25 Int.	50-68138 05-Jun-1975	1679048 20-Apr-1984

Related Case:
Old Client Code: WAOP
Goods: Class : 20 Int.
FURNITURE CUSHIONS, JAPANESE FLOOR CUSHIONS, PILLOWS

Class : 24 Int.
FUTONS AND QUILTS, FUTON AND QUILTS AND CASES, FUTON TICKS, PILLOWCASES, BLANKETS, PERSONAL ARTICLES OF WOVEN TEXTILE.

Class : 25 Int.
CLOTHING.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00282/	Registered 18 Int., 25 Int.	57-113938 28-Dec-1982	1755132 25-Mar-1985

Related Case:
Old Client Code: WAOP
Goods: Class : 18 Int.
UMBRELLAS AND THEIR PARTS, WALKING STICKS, CANES, METAL PARTS OF CANES.

Class : 25 Int.
SHOES AND BOOTS, JAPANESE STYLE WOODEN CLOGS (GETA), JAPANESE STYLE SANDALS (ZORI).

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00209/	Registered 03 Int.	Z1230063 12-Nov-2003	820296 12-Nov-2003

Related Case:
Old Client Code:
Goods: Class : 03 Int.
COSMETICS, FRAGRANCES, EAU DE COLOGNE, EAU DE TOILETTE, AFTER SHAVE, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME; SHOWER GEL, BUBBLE BATH; LOTIONS, NAMELY, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; NAIL POLISH, NON-MEDICATED LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT FOR PERSONAL USE, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00237/	Registered 24	57-113940 28-Dec-1982	2167702 29-Sep-1989

Related Case:
Old Client Code: WAOP
Goods: Class : 24 National

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00265/	Registered 14 Int.	304595/1992 23-Oct-1992	3183992 30-Aug-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 14 Int.
SMOKER'S ARTICLES OF PRECIOUS METAL, HOROLOGICAL INSTRUMENTS, TROPHIES, OMMEMORATIVE SHIELDS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00236/	Registered 18 Int.	304596/1992 23-Oct-1992	3135816 29-Mar-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 18 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00233/	Registered 25 Int.	304597/1992 23-Oct-1992	3183993 30-Aug-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, GARTERS, SOCK SUSPENDERS, BRACES, BANDS, BELTS, FOOTWEAR, SPECIAL SPORTING AND GYMNASTIC WEAR, SPEICAL SPORTING AND GYMNASTIC FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00278/	Registered 09 Int.	304594/1992 23-Oct-1992	3123920 29-Feb-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 09 Int.
GLASSES, WEIGHT BELTS, WETSUITS, AIR-FLOATS, AIRTANKS, FLOAT BOARDS FOR SWIMMING, DIVING MACHINES AND IMPLEMENTS, REGULATORS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC (Script)	332964-00256/	Registered 09 Int., 14 Int.	58-122172 27-Dec-1983	1866786 30-May-1986

Related Case:
Old Client Code: WAOP
Goods: Class : 09 Int.
Spectacles (eyeglass and googles), Ordinary spectacles, Pince-nez, Dust protective goggles and mask, Swimming goggles, Contact lenses, Goggles for sports, Sunglasses, Swimming face masks, Parts and accessories for spectacles, Containers for contact lenses, Spectacle frames, Spectacle temples, Pince-nez temples, Pince-nex chains, Pince-nez cords, Spectacle glasses, Spectacle cases, Spectacle wipes

Class : 14 Int.
Clocks and watches, wrist watches, Pocket watches, Alarm clocks, Table clocks, Wall clocks, Automobile clocks, Stopwatches, Parts and Accessories of clocks and watches, Dials for clock-and-watch-making. Watch and clock springs, Cases for clock and watch-making, Watch glasses, Watch bands and straps, Watch chains, Pendulums, Clock and Watch hands

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC IN KATAKANA CHARACTERS	332964-00241/	Registered 25 Int.	035340/1993 06-Apr-1993	3184078 30-Aug-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, GARTERS, SOCK SUSPENDERS, BRACES, BANDS, BELTS, FOOTWEAR, SPEICAL SPORTING AND GYMNASTIC WEAR, SPEICAL SPORTING AND GYMNASTIC FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP & FLOWER DESIGN	332964-00276/	Registered 25 Int.	57-113936 28-Dec-1982	2385539 28-Feb-1992

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP & FLOWER DESIGN	332964-00277/	Registered	57-113934	1801369
		14 Int., 18 Int., 25 Int., 26 Int.	28-Dec-1982	29-Aug-1985

Related Case:
Old Client Code: WAOP
Goods: Class : 14 Int.
personal ornaments (other than "cuff links) , cuff links, purses and wallets of precious metal, semi-wrought precious stones and their imitations, powder compacts of precious metal

Class : 18 Int.
bags and the like, pouches and the like, vanity cases (not fitted)

Class : 25 Int.
garters, sock suspenders, suspenders (braces), waistbands, belts for clothing

Class : 26 Int.
armbands, insignias for wear (not of precious metal), badges for wear (not of precious metal), buckles for clothing (clothing buckles), brooches for clothing, sash clips for obi (obi-dome), bonnet pins (not of precious metal), ornamental stickers for front jackets , brassards, hair ornaments, buttons and the like, artificial flowers (other than "artificial garlands and wreaths"), false beards, false moustaches, hair curlers (non-electric)

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP & OCEAN PACIFIC (SCRIPT)	332964-00231/	Registered	58-122171	2176141
		23	27-Dec-1983	31-Oct-1989

Related Case:
Old Client Code: WAOP
Goods: Class : 23 National
HOROLOGICAL INSTRUMENTS, GLASSES, THEIR PARTS AND ACCESSORIES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP & OCEAN PACIFIC (SCRIPT)	332964-00245/	Registered	58-122170	1866785
		24 Int., 25 Int.	27-Dec-1983	30-May-1986

Related Case:
Old Client Code: WAOP
Goods: Class : 24 Int.
Personal articles of woven textile (not for wear), mosquito nets, bedsheets, futons and quilt cases (linen), pillowcases (pillow slips), Blankets

Class : 25 Int.
Non-Japanese style outerclothing, Coats, Sweaters and the like, Shirts and the like, Nightwear, Underwear (underclothing), Swimwear (bathing suits), Swimming caps (bathing caps), Japanese traditional clothing, Aprons (clothing), Collar protector (for wear), Socks and stocking, Putees and gaiters, Fur stoles, Shawls, Scarves (scarfs), Japanese style socks (Tabi), Japanese style socks (Tabi covers), Gloves and mittens (clothing), Babies' diapers of textile, Necktie, Neckerchieves, Bandanas (neckerchiefs), Warmth-keeping supports, Mufflers, Ear muffs (clothing), Hoods, Sedge hats (Suga-gasa), Nightcaps (clothing), Helmets (clothing), Headgear for clothing.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP & SURFER DESIGN	332964-00257/	Registered	55-81002	2056974
		24	07-Oct-1980	24-Jun-1988

Related Case:
Old Client Code: WAOP
Goods: Class : 24 NATIONAL

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP & SURFER DESIGN	332964-00229/	Registered 03 Int.	60-105002 18-Oct-1985	2057034 24-Jun-1988

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.
SOAPS (EXCLUDING THOSE BELONGING TO PHARMACEUTICALS), DENTIFRICES, COSMETICS (EXCLUDING THOSE BELONGING TO PHARMACEUTICALS), FRAGRANCES AND FLAVORINGS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00258/	Registered 25 Int.	57-113937 28-Dec-1982	2422209 30-Jun-1992

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
FOOTWEAR (EXCLUDING SPECIAL SPORTING AND GYMNASTIC FOOTWEAR).

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00281/	Registered 28	52-40566	1742889 23-Jan-1985

Related Case:
Old Client Code: WAOP
Goods: Class : 28
SPORTING AND GYMNASTIC GOODS, THE OTHER GOODS BELONGING TO THIS CLASS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00280/	Registered 09 Int.	304592/1992 23-Oct-1992	3214437 31-Oct-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 09 Int.
GLASSES, WEIGHT BELTS, WETSUITS, AIR-FLOATS, AIR TANKS, FLOAT BOARDS FOR SWIMMING, DIVING MACHINES AND IMPLEMENTS, REGULATORS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00279/	Registered 14 Int.	304593/1992 23-Oct-1992	3190061 30-Aug-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 14 Int.
SMOKER'S ARTICLES OF PRECIOUS METAL, HOROLOGICAL INSTRUMENTS, TROPHIES, COMMEMORATIVE SHIELDS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00232/	Registered	57-89710	1866726
		20 Int., 25 Int., 28 Int.	13-Oct-1982	30-May-1986

Related Case:

Old Client Code: WAOP

Goods: Class : 20 Int.
SLEEPING BAGS (FOR CAMPING)

Class : 25 Int.
CLOTHES FOR SPORTS, BOOTS FOR SPORTS

Class : 28 Int.
TOYS, DOLLS, SPORTS EQUIPMENT, FISHING TACKLE, GO GAMES, JAPANESE PLAYING CARDS (UTAGARUTA), JAPANESE CHESS (SHOGI GAMES), DICE, JAPANESE DICE GAMES (SUGOROKU), DICE CUPS, DIAMOND GAMES, CHESS GAMES, CHECKERS (CHECKER SETS), CONJURING APPARATUS, DOMINOS, PLAYING CARDS (HANAHUDA) AND MAH-JONG.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00483/	Registered	57-113935	1801370
		21	28-Dec-1982	29-Aug-1985

Related Case:

Old Client Code: WAOP

Goods: Class : 21 National
PERSONAL ACCESSORIES, BUTTONS, BAGS, POUCHES, JEWELS, AND THEIR IMITATIONS, ARTIFICIAL FLOWERS, TOILETRY ARTICLES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00230/	Registered	57-089709	2276510
		25 Int.	13-Oct-1982	31-Oct-1990

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
FOREIGN CLOTHING, COATS, SWEATERS OR THE LIKE, SHIRTS OF THE LIKE, NIGHT WEAR OF THE LIKE, UNDERWEAR, SWIMSUITS, BATHING CAPS, JAPANESE STYLE CLOTHING, APRONS, "ERIMAKI", HOSIERY, GAITERS, STOLES OF FUR, SHAWLS, SCARVES, JAPANESE SOCKS, JAPANESE SOCK COVERS, GLOVES, BABIES' DIAPERS OF TEXTILE, NECKTIES, NECKERCHIEFS, BANDANA, THERMAL SUPPORTER, MUFFLERS, EAR MUFFS, HOODS, SEDGEHATS, NIGHT CAPS, HELMETS, HATS AND CAPS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00234/	Registered	304591/1992	3160747
		03 Int.	23-Oct-1992	31-May-1996

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
SOAPS, FRAGRANCES AND FLAVORINGS, COSMETICS, DENTIFRICES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized) & JAPAN	332964-00271/	Registered 25 Int.	57-113932 28-Dec-1982	2276511 31-Oct-1990

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
FOREIGN CLOTHING, COATS, SWEATERS OR THE LIKE, SHIRTS OR THE LIKE, NIGHT WEAR OR THE LIKE, UNDERWEAR, SWIMSUITS, BATHING CAPS, JAPANESE STYLE CLOTHING, APRONS, "ERIMAKI", HOSIERY, GAITERS, STOLES OF FUR, SHAWLS, SCARVES, JAPANESE SOCKS, JAPANESE SOCK COVERS, GLOVES, BABIES' DIAPERS OF TEXTILE, NECKTIES, NECKERCHIEFS, BANDANA, THERMAL SUPPORTER, MUFFLERS, EAR MUFFS, HOODS, SEDGEHATS, NIGHT CAPS, HELMETS, HATS AND CAPS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized) & OCEAN PACIFIC	332964-00250/	Registered 12 Int.	74874/1998 03-Sep-1998	4328043 22-Oct-1999

Related Case:

Old Client Code: WAOP

Goods: Class : 12 Int.
SHIPS AND WATERCRAFT AND PARTS AND ACCESSORIES THEREOF (EXCLUDING AIR CUSHION SHIPS), AIR CUSHION SHIPS, RAIL ROLLING STOCK AND PARTS AND ASSEMBLIES, MOTOR VEHICLES AND PARTS AND ACCESSORIES OF MOTOR VEHICLES, TWO-WHEELED MOTOR CARS, BICYCLES AND PARTS AND ACCESSORIES THEREOF, STROLLERS, RICKSHAWS, SLEDGES, HAND CARS (WHEELBARROWS), CARTS, HORSE-DRAWN CARRIAGES, REAR (PULL) CARS, WHEELCHAIRS, AERIAL ROPEWAYS FOR CARGO, CAR-DUMPERS, CAR-PUSHERS, CAR-PULLERS, WRECKERS, MOTIVE POWER MACHINES FOR LAND VEHICLES (EXCLUDING PARTS), ALTERNATING CURRENT MOTORS OR DIRECT CURRENT MOTORS FOR LAND VEHICLES (EXCLUDING PARTS), ADHESIVE RUBBER PATCHES FOR REPAIRING TIRES OR TUBES, ANTI-THEFT ALARMS FOR VEHICLES, PARACHUTES

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED-STRETCHED)	332964-00284/	Registered	2000-019497	4445517
		09 Int., 14 Int., 18 Int., 25 Int.	02-Mar-2000	12-Jan-2001

Related Case:

Old Client Code: WAOP

Goods: Class : 09 Int.
SUNGLASSES, OTHER GLASSES, WEIGHT BELTS, WETSUITS, LIFEBUOYS, AIR TANKS, SWIMMING FLOATBOARDS, REGULATORS

Class : 14 Int.
JEWEL CASES OF PRECIOUS METAL, COMPACTS OF PRECIOUS METAL, PERSONAL ORNAMENTS (EXCLUDING CUFF BUTTONS), JEWELS AND IMITATIONS OF JEWELS, JEWELS RAW ORES, HOROLOGICAL INSTRUMENTS.

Class : 18 Int.
BAGS OR THE LIKE, POUCHES OR THE LIKE, PORTABLE TOILETRY ARTICLE CASES, UMBRELLAS AND PARASOLS.

Class : 25 Int.
FOREIGN CLOTHING, COATS, SWEATERS OR THE LIKE, SHIRTS OR THE LIKE, NIGHT WEAR OR THE LIKE, UNDERWEAR, SWIMSUITS, BATHING CAPS, JAPANESE STYLE CLOTHING, APRONS, "ERIMAKI", HOSIERY, GAITERS, STOLES OF FUR, SHAWLS, SCARVES, JAPANESE SOCKS, JAPANESE SOCK COVERS, GLOVES, BABIES DIAPERS OF TEXTILE, NECKTIES, NECKERCHIEVES, BANDANA, THERMAL SUPPORTER, MUFFLERS, EAR MUFFS, HOODS, SEDGEHATS, NIGHT CAPS, HELMETS, HATS AND CAPS, GARTERS, SOCK SUSPENDERS, BRACES, BANDS, BELTS, SHOES, BOOTS, ETC. (EXCLUDING SHOE DOWELS, SHOE PEGS, SHOE HANDLES, HOBNAILS, SHOE-PROTECTION METAL FITTINGS), SHOE DOWELS, SHOE PEGS, SHOE HANDLES, HOBNAILS, SHOE PROTECTION METAL FITTINGS, CLOGS, JAPANESE STRAW SLIPPERS OR THE LIKE, FANCY DRESS, SPECIAL SPORTING AND GYMNASTIC WEAR, SPECIAL SPORTING AND GYMNASTIC FOOTWEAR (EXCLUDING HORSE-RIDING BOOTS), HORSE RIDING BOOTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED-STRETCHED)	332964-00283/	Registered	2001-004700	4529685
		03 Int.	24-Jan-2001	14-Dec-2001

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
SOAPS, VEGETABLE NATURAL FLAVOURINGS, ANIMAL NATURAL FRAGRANCES, SYNTHETIC ESSENCES, COMPOUND ESSENCES, FOOD FLAVOURINGS CONSISTING OF ESSENTIAL OIL, INCENSES, COSMETICS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP DESIGN	332964-00228/	Registered 18 Int., 25 Int., 41 Int.	2001-066755 23-Jul-2001	4558551 05-Apr-2002

Related Case:

Old Client Code: WAOP

Goods: Class : 18 Int.
BAGS OR THE LIKE, POUCHES OR THE LIKE, UMBRELLAS AND PARASOLS

Class : 25 Int.
FOREIGN CLOTHING, COATS, SWEATERS OR THE LIKE, SHIRTS OR THE LIKE, NIGHT WEAR OR THE LIKE, UNDERWEAR, SWIMSUITS, BATHING CAPS, APRONS, ERIMAKI, HOSIERY, GAITERS, STOLES OF FUR, SHAWLS, SCARVES, JAPANESE SOCKS, JAPANESE SOCK COVERS, GLOVES, BABIES' DIAPERS OF TEXTILE, NECKTIES, NECKERCHIEFS, BANDANA, THERMAL SUPPORTER, MUFFLERS, EAR MUFFS, HOODS, SEDGEHATS, NIGHT CAPS, HELMETS, HATS AND CAPS, GARTERS, SOCK SUSPENDERS, BRACES, BANDS, BELTS, SHOES, BOOTS, ETC., (EXCLUDING SHOE DOWELS, SHOE PEGS, SHOE HANDLES, HOBNAILS, SHOE-PROTECTION METAL FITTINGS), CLOGS, JAPANESE STRAW SLIPPERS OR THE LIKE, SPECIAL SPORTING AND GYMNASTIC WEAR, SPECIAL SPORTING AND GYMNASTIC FOOTWEAR (EXCLUDING HORSE-RIDING BOOTS)

Class : 41 Int.
PLANNING, OPERATION OR HOLDING OF GOLF TOURNAMENT; PLANNING, OPERATION OR HOLDING OF SURFING PERFORMANCE; PLANNING, OPERATION OR HOLDING OF BOXING MATCHES; PLANNING, OPERATION, OR HOLDING OF BASEBALL GAMES; PLANNING, OPERATION OR HOLDING OF SOCCER EVENTS; PROVIDING SPORTS FACILITIES, PROVIDING RECREATIONAL FACILITIES, ARRANGEMENTS FOR SEATS OF ENTERTAINMENT FACILITIES, RENTAL OF SURFING GOODS, RENTAL OF SKIN DIVING GOODS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP OCEAN PACIFIC SUNWEAR and Flag	332964-00272/	Registered 17 Int.	56-099559 02-Dec-1981	2015837 26-Jan-1988

Related Case:

Old Client Code: WAOP

Goods: Class : 17 NATIONAL

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP SUNWEAR AND SURFER DESIGN	332964-00269/	Registered 23	57-51895 16-Jun-1982	2209456 23-Feb-1990

Related Case:

Old Client Code: WAOP

Goods: Class : 23 National
HOROLOGICAL INSTRUMENTS, GLASSES, THEIR PARTS AND ACCESSORIES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP WEATHER WEAR & Mountain Design	332964-00252/	Registered 24 National	55-87099 30-Oct-1980	2056975 24-Jun-1988

Related Case:

Old Client Code: WAOP

Goods: Class : 24 National

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP-CHICK	332964-00242/	Registered 25 Int.	002860/1996 18-Jan-1996	4030053 18-Jul-1997

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OPCLASSY	332964-00235/	Registered 25 Int.	2002-046393 05-Jun-2002	4649862 28-Feb-2003

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
FOREIGN CLOTHING, COATS, SWEATERS OR THE LIKE, SHIRTS OF THE LIKE, NIGHT WEAR OF THE LIKE, UNDERWEAR, SWIMSUITS, BATHING CAPS, APRONS, "ERIMAKI", HOSIERY, GAITERS, STOLES OF FUR, SHAWLS, SCARVES, JAPANESE SOCKS, JAPANESE SOCK COVERS, GLOVES, BABIES' DIAPERS OF TEXTILE, NECKTIES, NECKERCHIEFS, BANDANA, THERMAL SUPPORTER, MUFFLERS, EAR MUFFS, HOODS, SEDGEHATS, NIGHT CAPS, HELMETS, HATS AND CAPS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OPSEVEN2 (Stylized)	332964-00285/	Registered 18 Int., 25 Int.	2003-001434 10-Jan-2003	4713364 26-Sep-2003

Related Case:
Old Client Code: WAOP
Goods: Class : 18 Int.
CONTAINERS OF LEATHERS, BAGS OR THE LIKE, POUCHES OR THE LIKE; PORTABLE TOILETRY ARTICLE CASES.

Class : 25 Int.
FOREIGN CLOTHING, COATS, SWEATERS OR THE LIKE, SHIRTS OR THE LIKE, NIGHT WEAR OR THE LIKE, UNDERWEAR, SWIMSUITS, BATHING CAPS, HOSIERY, GLOVES, NECKTIES, HELMETS, HATS AND CAPS, SHOES, BOOTS, ETC. (EXCLUDING SHOE DOWELS, SHOE PEGS, SHOE HANDLES, HOBNAILS, SHOE-PROTECTION METAL FITTINGS), SPECIAL SPORTING AND GYMNASTIC WEAR, SPECIAL SPORTING AND GYMNASTIC FOOTWEAR (EXCLUDING HORSE-RIDING BOOTS).

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
TORNADO MAN LOGO DESIGN	332964-00255/	Registered 14 Int.	304599/1992 23-Oct-1992	3175468 31-Jul-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 14 Int.
SMOKERS' ARTICLES OF PRECIOUS METAL, HOROLOGICAL INSTRUMENTS, TROPHIES, OMMEMORATIVE SHIELDS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
TORNADO MAN LOGO DESIGN	332964-00244/	Registered 09 Int.	304598/1992 23-Oct-1992	3247747 31-Jan-1997

Related Case:
Old Client Code: WAOP
Goods: Class : 09 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
TORNADO MAN LOGO DESIGN	332964-00249/	Registered 24 Int., 25 Int.	63-834 08-Jan-1988	2326626 30-Aug-1991

Related Case:
Old Client Code: WAOP
Goods: Class : 24 Int.
FABRIC APPAREL ACCESSORIES, MOSQUITO NETS, SHEETS, QUILTS, QUILT COVERS, "FUTON" COVERS, PILLOW COVERS, BLANKETS.

Class : 25 Int.
FOREIGN CLOTHING, COATS, SWEATERS OR THE LIKE, SHIRTS OR THE LIKE, UNDERWEAR, SWIMSUITS, BATHING CAPS, JAPANESE STYLE CLOTHING, APRONS, "ERIMAKI", HOSIERY, GAITERS, STOLES OF FUR, SHAWLS, SCARVES, JAPANESE SOCKS, JAPANESE SOCK COVERS, GLOVES, BABIES' DIAPERS OF TEXTILE, NECKTIES, NECKERCHIEFS, BANDANA, THERMAL SUPPORTER, MUFFLERS, EAR MUFFS, HOODS, SEDGEHATS, MUFFLERS, EAR MUFFS, HOODS, SEDGEHATS, NIGHT CAPS, HELMETS, HATS AND CAPS

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
TORNADO MAN LOGO DESIGN	332964-00260/	Registered 18 Int.	304600/1992 23-Oct-1992	3175469 31-Jul-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 18 Int.
BAGS OR THE LIKE, POUCHES OR THE LIKE, UMBRELLAS AND PARASOLS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
TORNADO MAN LOGO DESIGN	332964-00267/	Registered 25 Int.	304601/1992 23-Oct-1992	3152092 31-May-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, GARTERS, SOCK SUSPENDERS, BRACES, BANDS, BELTS, FOOTWEAR, SPECIAL SPORTING AND GYMNASTIC WEAR, SPEICAL SPORTING AND GYMNASTIC FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
WINTERSURF	332964-00261/	Registered 25 Int.	023804/1995 10-Mar-1995	3311256 23-May-1997

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
WINTERSURF (STYLIZED)	332964-00239/	Registered 17	61-44623 01-May-1986	2013728 26-Jan-1988

Related Case:
Old Client Code: WAOP
Goods: Class : 17 National

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED-STRETCHED)	332964-00286/	Registered 03 Int.	62137 18-Feb-2001	62137 28-Aug-2000

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00288/	Registered 28 Int.	838120 15-Jun-1983	99182 17-Feb-1984

Related Case:
Old Client Code: WAOP
Goods: Class : 28 Int.
BATHING SUITS, DRESS COATS, TROUSERS, KNEE TROUSERS, SPORT SHIRTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00290/	Registered 27 Int.	95-1660 18-Jan-1995	348126 09-Oct-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 27 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00287/	Registered 28 Int.	94-1015 15-Jun-1983	10771 14-May-1984

Related Case:
Old Client Code: WAOP
Goods: Class : 28 Int.
SURFBOARDS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00291/	Registered 25 Int.	96-29409 06-Jul-1996	399720 18-Mar-1998

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00289/	Registered 27 Nat'l	95-1659 18-Jan-1995	348127 09-Oct-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 27 Nat'l
GYM SHOES, TENNIS SHOES, ATHLETIC SHOES, LEATHER SHOES, BASKETBALL SHOES, HIKING SHOES, WORK BOOTS, LEATHER SANDALS, SANDALS AND NYLON SANDALS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED-STRETCHED)	332964-00292/	Registered 03 Int.	4020014476 08-Feb-2001	530778 24-Sep-2002

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00518/	Published 25 Int.	71418 11-Jul-2005	

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00293/	Registered 03 Int.	55934 29-Jul-2002	47786 09-Mar-2004

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.
PERFUME HYGIENIC PRODUCTS, INCLUDING, COSMETICS, PERFUME, COLOGNE, BATH AND BODY SOAPS, LOTIONS, MOISTURIZERS, CREAMS, SALVES, GELS, TONERS, BODY MIST, HAIR SHAMPOOS AND CONDITIONERS, HAIR CARE PREPARATIONS, PERSONAL DEODORANT, BUBBLE BATH, BATH CRYSTALS, BATH SALTS, BODY POWDER, NAIL POLISH, SUNSCREEN PREPARATIONS, ESSENTIAL OILS, AND FACIAL SCRUBS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00525/	Published 25 Int.	71417 11-Jul-2005	

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00295/	Registered 25 Int.	M934281 23-Apr-1993	M 324524 20-Apr-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, FOOTWEAR AND HEADGEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00294/	Registered 25 Int.	M934280 23-Apr-1993	M 32811 20-Jun-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, FOOTWEAR AND HEADGEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00297/	Registered		53811
		25 Int.	25-Jan-1990	25-Jan-1990

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
MEN'S WOMEN'S AND CHILDREN'S CASUAL WEARING APPAREL, NAMELY SHIRTS, PANTS, SHORTS, SKIRTS, DRESSES, SWIMMING SUITS, JACKETS, COATS AND SHOES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED)	332964-00296/	Registered		53812
		25 Int.	25-Jan-1990	25-Jan-1990

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
MEN'S, WOMEN'S AND CHILDREN'S CASUAL WEARING APPAREL, NAMELY SHIRTS, PANTS, SHORTS, SKIRTS, DRESSES, SWIMMING SUITS, JACKETS, COATS AND SHOES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00298/	Registered 25 Int.	009769 06-Feb-1996	009769 06-Feb-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00299/	Registered 25 Int.	009768 07-Feb-1996	009768 07-Feb-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Country: Lithuania

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00300/	Registered 25 Int.	ZP6841 23-Apr-1993	22552 17-Apr-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00301/	Registered 25 Int.	ZP6840 23-Apr-1993	22551 17-Apr-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00209/	Registered	Z1230063	820296
		03 Int.	12-Nov-2003	12-Nov-2003

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, NAMELY, EAU DE COLOGNE, EAU DE TOILETTE, AFTER SHAVE, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME; SHOWER GEL, BUBBLE BATH; LOTIONS, NAMELY, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; NAIL POLISH, NON-MEDICATED LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP OCEAN PACIFIC & PALM DESIGN	332964-00302/	Registered 25 Int.	71/80 12-Mar-1980	71/80 12-Mar-1980

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
ARTICLES OF CLOTHING INCLUDING FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00306/	Registered 14 Int.	9506144 26-Jun-1995	9506144 26-Jun-1995

Related Case:
Old Client Code: WAOP
Goods: Class : 14 Int.
WATCHES AND CLOCKS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00535/	Pending 18 Int.	2005/07938 19-May-2005	

Related Case:
Old Client Code: WAOP
Goods: Class : 18 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00305/	Pending 25 Int.	97/18090 29-Nov-1997	

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00307/	Pending 25 Int.	97/18089 29-Nov-1997	

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00532/	Pending 18 Int.	2005/07939 19-May-2005	

Related Case:
Old Client Code: WAOP
Goods: Class : 18 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00304/	Registered 14 Int.	9506145 26-Jun-1995	9506145 26-Jun-1995

Related Case:
Old Client Code: WAOP
Goods: Class : 14 Int.
WATCHES AND CLOCKS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED-STRETCHED)	332964-00308/	Registered 35 Int.	2002/12980 18-Oct-2002	2002/12980 18-Oct-2002

Related Case:
Old Client Code: WAOP
Goods: Class : 35 Int.
THE BRINGING TOGETHER FOR THE BENEFIT OF OTHERS OF A VARIETY OF GOODS ENABLING CUSTOMERS TO CONVENIENTLY VIEW AND PURCHASE THOSE GOODS IN A RETAIL CLOTHES STORE.

Country: Malaysia

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP OCEAN PACIFIC & TORNADO MAN LOGO	332964-00303/	Registered 25 Int.	90/06219 19-Sep-1990	90/06219 12-Jan-1995

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED)	332964-00309/	Registered 25 Int.	16582 19-Feb-1985	16582 09-Oct-1985
	Related Case:			
	Old Client Code: WAOP			
	Goods: Class : 25 Int.			
OP OCEAN PACIFIC (STYLIZED ON LINED BACKGROUND)	332964-00310/	Registered 25 Int.	16827 31-Jul-1985	16827 30-May-1986
	Related Case:			
	Old Client Code: WAOP			
	Goods: Class : 25 Int.			

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00324/	Registered 14 Int.	423349 02-May-2000	672634 28-Sep-2000

Related Case:
Old Client Code: WAOP
Goods: Class : 14 Int.
JEWELRY, WATCHES AND PARTS THEREOF, AND CLOCKS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00488/	Registered 18 Int., 28 Int.	236715 01-Aug-1984	305066 21-Jan-1985

Related Case:
Old Client Code: WAOP
Goods: ORIGINALLY IN NATIONAL CLASS 22 FOR ALL KINDS OF GAMES, TOYS AND SPORT GOODS.

Class : 18 Int.
KNAPSACKS FOR EXCURSIONS.

Class : 28 Int.
ONLY GAMES, TOYS AND ARTICLES FOR GYM AND SPORTS, EXCEPTING PLAYING CARDS, DIVING EQUIPMENT, SLEEP BAGS, AWNINGS, TENTS AND OARS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00559/	Pending 24 Int.	765597 13-Feb-2006	

Related Case:
Old Client Code: WAOP
Goods: Class : 24 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00312/	Registered 10 Int., 25 Int.	234624 19-Jun-1984	313460 22-Oct-1985

Related Case:
Old Client Code: WAOP
Goods: Class : 10 Int.
ORTHOPEDIC SHOES

Class : 25 Int.
SHOES ONLY (EXCEPT ORTHOPEDIC)

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00316/	Registered 03 Int.	234528 18-Jun-1984	302327 31-Aug-1984

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.
COSMETIC AND PERFUMERY PRODUCTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00311/	Registered 10 Int., 25 Int.	234527 18-Jun-1984	318294 16-Oct-1986

Related Case:
Old Client Code: WAOP
Goods: Class : 10 Int.
ORTHOPEDIC SHOES

Class : 25 Int.
SHOES ONLY (EXCEPT ORTHOPEDIC)

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00313/	Registered 18 Int., 22 Int.	234530 18-Jun-1984	302329 31-Aug-1984

Related Case:
Old Client Code: WAOP
Goods: Class : 18 Int.
ARTICLES MADE OF LEATHER AND IMITATIONS OF LEATHER (TRAVELLING BAGS, TRUNKS, WHIPS, HARNESS AND SADDLERY)

Class : 22 Int.
HEMP CINCHES

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00314/	Registered 05 Int., 09 Int., 10 Int., 16 Int., 18 Int., 21 Int., 25 Int.	153463 04-Oct-1979	237077 26-Nov-1979

Related Case:
Old Client Code: WAOP
Goods: Class : 05 Int.
ONLY DIAPERS FOR ADULTS AND BELTS FOR DIAPERS

Class : 09 Int.
ONLY PROTECTIVE CLOTHING (LENSES, GLASSES, ETC.)

Class : 10 Int.
ONLY MEDICAL GLOVES

Class : 16 Int.
ONLY PAPER DIAPERS

Class : 18 Int.
ONLY HAND BAGS AND ANIMAL DRESSES

Class : 21 Int.
ONLY PLASTIC GLOVES FOR CLEANING (DOMESTIC USE)

Class : 25 Int.
ALL KINDS OF CLOTHING (EXCLUDING PROTECTIVE AND ANIMAL CLOTHING)

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00490/	Registered 18 Int., 28 Int.	236712 01-Aug-1984	303064 05-Oct-1984

Related Case:
Old Client Code: WAOP
Goods: ORIGINALLY IN NATIONAL CLASS 22 FOR ALL KINDS OF GAMES, TOYS AND SPORT GOODS.
UPON RECLASSIFICATION THIS REGISTRATION HAS BEEN RENEWED IN CLASSES 9, 12, 18, 20, 22 & 28.

Class : 18 Int.
KNAPSACKS FOR EXCURSIONS.

Class : 28 Int.
ONLY GAMES, TOYS AND ARTICLES FOR GYM AND SPORTS, EXCEPTING PLAYING CARDS, DIVING EQUIPMENT, SLEEP BAGS, AWNINGS, TENTS AND OARS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00315/	Registered 18 Int., 22 Int.	234626 19-Jun-1984	304440 13-Dec-1984

Related Case:
Old Client Code: WAOP
Goods: Class : 18 Int.
ARTICLES MADE OF LEATHER AND IMITATIONS OF LEATHER (TRAVELLING BAGS, TRUNKS, WHIPS, HARNESS AND SADDLERY)

Class : 22 Int.
HEMP CINCHES

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00560/	Pending 24 Int.	765598 13-Feb-2006	

Related Case:
Old Client Code: WAOP
Goods: Class : 24 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00318/	Registered 03 Int.	234623 19-Jun-1984	305055 25-Jan-1985

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.
COSMETIC AND PERFUMERY PRODUCTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00323/	Registered 14 Int.	423350 02-May-2000	672635 28-Sep-2000

Related Case:
Old Client Code: WAOP
Goods: Class : 14 Int.
JEWELRY, WATCHES AND PARTS THEREOF, AND CLOCKS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00325/	Registered 25 Int.	425910 17-May-2000	704368 28-Jun-2001

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, NAMELY, SHIRTS, T-SHIRTS, PANTS, SHORTS, SWIMWEAR, SWEATSHIRTS, SWEATPANTS, COATS, JACKETS, SWEATERS, TANK TOPS, DRESSES, SKIRTS, BLOUSES, VESTS, BODYSUITS, SOCKS, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00322/	Registered 03 Int.	466506 17-Jan-2001	727800 12-Dec-2001

Related Case:

Old Client Code: WAOP

Goods: 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00317/	Registered 35 Int.	48599 09-Sep-1988	363471 20-Jun-1989

Related Case:

Old Client Code: WAOP

Goods: Class : 35 Int.
ADVERTISING SERVICES INCLUDING PROMOTION OF PRODUCTS OR SERVICES AND ADVERTISING AGENCIES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OPS	332964-00326/	Registered 25 Int.	447647 14-Sep-2000	681850 19-Dec-2000

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Country: Monaco

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00329/	Registered 25 Int.	9916 15-Mar-1984	R9415225 15-Mar-1984
	Related Case:			
	Old Client Code: WAOP			
	Goods: Class : 25 Int.			
OCEAN PACIFIC	332964-00327/	Registered 28 Int.	10134 26-Sep-1984	2R9415695 26-Sep-1994
	Related Case:			
	Old Client Code: WAOP			
	Goods: Class : 28 Int.			
OP (STYLIZED)	332964-00330/	Registered 25 Int.	9917 15-Mar-1984	R9415224 15-Mar-1984
	Related Case:			
	Old Client Code: WAOP			
	Goods: Class : 25 Int.			
OP (Stylized)	332964-00328/	Registered 28 Int.	10135 26-Sep-1984	2R9415696 26-Sep-1994
	Related Case:			
	Old Client Code: WAOP			
	Goods: Class : 28 Int.			

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP OCEAN PACIFIC SUNWEAR & PALM DESIGN	332964-00331/	Registered 25 Int.	79/1149 29-Aug-1979	79/1149 09-Jun-1980

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.

Country: Netherlands Antilles

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00333/	Registered 25 Int.	13449 11-Oct-1984	13449 11-Oct-1984
	Related Case:			
	Old Client Code: WAOP			
	Goods: Class : 25 Int.			
OP & SURFER DESIGN	332964-00332/	Registered 25 Int.	13426 11-Oct-1984	13426 11-Oct-1984
	Related Case:			
	Old Client Code: WAOP			
	Goods: Class : 25 Int.			

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00336/	Registered 28 Int.	154418 15-Aug-1984	B154418 15-Aug-1984

Related Case:
Old Client Code: WAOP
Goods: Class : 28 Int.
SURFBOARDS AND SAILBOARDS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00339/	Registered 25 Int.	115182 30-Mar-1976	B115182 30-Mar-1976

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
ARTICLES OF CLOTHING.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00335/	Registered 09 Int.	602564 08-Nov-1999	602564 08-Nov-1999

Related Case:
Old Client Code: WAOP
Goods: Class : 09 Int.
SPECTACLES AND SUNGLASSES, FRAMES FOR SPECTACLES AND SUNGLASSES, OPTICAL GOODS IN THIS CLASS; PARTS AND FITTINGS IN THIS CLASS FOR THE FOREGOING.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00340/	Registered 25 Int.	209300 10-Apr-1991	B209300 10-Apr-1991

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, FOOTWEAR, HEADGEAR, INCLUDING SHIRTS, T-SHIRTS, SWEATSHIRTS, SWEATPANTS, TANK TOPS, COATS, JACKETS, SWEATERS, DRESSES, SKIRTS, BLOUSES, PULLOVERS, SHORTS, PANTS, SWIM TRUNKS, BATHING SUITS, WETSUITS, SURFING VESTS, SURFING SHORTS, SOCKS, HATS, VISORS, SHOES, BEACH FOOTWEAR, SANDALS AND ALL OTHER GOODS IN THIS CLASS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP & OLD SURFER DESIGN	332964-00338/	Registered 25 Int.	111876 19-May-1975	B111876 19-May-1975

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
ARTICLES OF CLOTHING.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00334/	Registered 28 Int.	154419 15-Aug-1984	B154419 15-Aug-1984

Related Case:
Old Client Code: WAOP
Goods: Class : 28 Int.
SPORTING GOODS, NAMELY SURFBOARDS AND WINDSURFERS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
TORNADO MAN LOGO DESIGN	332964-00337/	Registered 25 Int.	176383 07-Dec-1987	176383 07-Dec-1987

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, INCLUDING SHIRTS AND SWIM SUITS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00341/	Registered 28 Int.	844181 28-Nov-1984	126645 09-Oct-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 28 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00342/	Registered 25 Int.	911687 03-Apr-1991	153099 29-Oct-1992

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, FOOTWEAR AND HEADGEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00519/	Published 25 Int.	35777 06-Mar-2005	

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00526/	Published 25 Int.	35778 06-Mar-2005	

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED-STRETCHED)	332964-00343/	Registered 03 Int.	24762 28-Jan-2001	24762 16-May-2006

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00344/	Registered 25 Int.	127660 27-Nov-1994	127660 27-Nov-1994

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR, INCLUDING CASUAL, LEISURE, SPORTS AND BEACH CLOTHING, SURFWEAR, CLOTHING FOR BICYCLING, SHIRTS, T-SHIRTS, SWEATSHIRTS, TANK TOPS, BLOUSES, COATS, JACKETS, SWEATERS, PULLOVERS, SHIRTS, DRESSES, PANTS, SWEATPANTS, SHORTS, SHOES, ATHLETIC SHOES, SANDALS, BEACH FOOTWEAR, SOCKS, BELTS, HATS, VISORS, SWIMTRUNKS, BATHING SUITS, WETSUITS, SURFING VESTS, SURFING SHORTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STRETCHED IN OVAL)	332964-00345/	Registered 25 Int.	137083 08-Aug-1996	137083 08-Aug-1996

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR, INCLUDING CASUAL, LEISURE, SPORTS AND BEACH CLOTHING, SURFWEAR, CLOTHING FOR BICYCLING, SHIRTS, T-SHIRTS, SWEATSHIRTS, TANK TOPS, BLOUSES, COATS, JACKETS, SWEATERS, PULLOVERS, SHIRTS, DRESSES, PANTS, SWEATPANTS, SHORTS, SHOES, ATHLETIC SHOES, SANDALS, BEACH FOOTWEAR, SOCKS, BELTS, HATS, VISORS, SWIMTRUNKS, BATHING SUITS, WETSUITS, SURFING VESTS, SURFING SHORTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED-STRETCHED)	332964-00346/	Published 03 Int.	168710 26-Jan-2001	

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00354/	Registered 14 Int.	25188 24-Mar-1980	25188 09-Sep-1980

Related Case:
Old Client Code: WAOP
Goods: Class : 14 Int.
JEWELRY, PRECIOUS STONES; HOROLOGICAL AND CHRONOMETRIC INSTRUMENTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00355/	Registered 03 Int.	113062 23-Feb-2001	113062 23-Feb-2001

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP & OLD SURFER DESIGN	332964-00351/	Registered 25 Int.	25327 02-May-1980	25327 19-Nov-1980

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CASUAL WEARING APPAREL, NAMELY, MEN'S AND BOY'S SWIM TRUNKS, SHIRTS, PANTS AND WALKING SHORTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED-STRETCHED)	332964-00350/	Registered 09 Int.	94561 25-Jun-1998	94561 29-May-2000

Related Case:
Old Client Code: WAOP
Goods: Class : 09 Int.
SPECIFICALLY EYEWEAR TO INCLUDE SUNGLASSES, OPTICAL FRAMES, EYEGLASS CASES AND RELATED ACCESSORIES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED-STRETCHED)	332964-00352/	Registered 18 Int.	94563 25-Jun-1998	94563 29-May-2000

Related Case:
Old Client Code: WAOP
Goods: Class : 18 Int.
ALL SIZES AND SHAPES OF BAGS, BACKPACKS, WALLETS, BRIEFCASES, TRAVELLING BAGS, TRUNKS, HANDBAGS, PURSES IN LEATHER AND ITS IMITATIONS, COTTON, NYLON AND OTHER MATERIALS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED-STRETCHED)	332964-00349/	Registered 25 Int.	94560 25-Jun-1998	94560 29-May-2000

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
APPAREL, HEADWEAR AND FOOTWEAR TO INCLUDE PANTS, SHORTS, KNIT SHIRTS, WOVEN SHIRTS, T-SHIRTS, SWIMWEAR, DRESSES, SKIRTS, JACKETS, SWEATERS, SHOES, BOOTS, SANDALS, HATS AND CAPS FOR MEN, WOMEN AND CHILDREN.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED-STRETCHED)	332964-00353/	Registered 14 Int.	94562 25-Jun-1998	94562 29-May-2000

Related Case:

Old Client Code: WAOP

Goods: Class : 14 Int.
JEWELRY, PRECIOUS STONES; HOROLOGICAL AND CHRONOMETRIC INSTRUMENTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP OCEAN PACIFIC & WATER DROP DESIGN	332964-00348/	Registered 25 Int.	43521 18-Feb-1987	43521 10-Sep-1987

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP OCEAN PACIFIC & WATER DROP DESIGN	332964-00347/	Registered 25 Int.	43227 19-Jan-1987	43227 10-Sep-1987

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00550/	Published 18 Int.	39239-2005 21-Dec-2005	

Related Case:
Old Client Code: WAOP
Goods: Class : 18 Int.
Bags, Namely Duffel Bags, Garment Bags For Travel, All Purpose Sports Bags, Handbags, Shoulder Bags, Tote Bags Backpacks, Hippacks, Wallets, Beach Umbrellas

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00551/	Published 03 Int.	39237-2005 21-Dec-2005	

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.
Cosmetics, Fragrances And Personal Care Products, Including Perfume, Cologne, Eau De Toilette, After Shave, Lotions, Essential Oils For Personal Use Scented Body Sprays, Perfume, Splashing Water, Fragrant Body Splash; Shower Gel, Bubble Bath, Hand Lotion, Body Lotion, Face Lotion, Hand Soap, Body Soap, Face Soap, Skin Moisturizer, Body Glitter Lotion; Hair Shampoo, Hair Conditioner, Hair Styling Gel, Hair Spray, Hair Color And Dyes, Hair Rinses; Nail Polish, Lip Balm, Lip Gloss, Lipstick, Facial Make-Up And Eye Make-Up, Body Cream, Face Cleanser, Bath Oil, Bath Beads, Body Powder, Talcum Powder, Shaving Cream, Deodorant, Scented Bath Beads; Body Suntan Lotion, Face Suntan Lotion, Body Sunless Tanning Lotion, Face Sunless Tanning Lotion, Body Pre-Suntanning Lotion, Face After Suntanning Lotions; Potpourri And Sachets

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00544/	Pending 25 Int.	39242 21-Dec-2005	

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, HEADGEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00545/	Published 28 Int.	39243-2005 21-Dec-2005	

Related Case:
Old Client Code: WAOP
Goods: Class : 28 Int.
Surfboards, Skateboards, Body Boards And Board Wax; Beach Balls, Flying Discs

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00546/	Published 20 Int.	39240-2005 21-Dec-2005	

Related Case:
Old Client Code: WAOP
Goods: Class : 20 Int.
Drapery Hardware Namely, Traverse Rods, Poles, Curtain Hooks, Curtain Rods And Finials, Hampers, Outdoor Furniture, Picture Frames, Pillows, Sleeping Bags

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00547/	Published 16 Int.	39238-2005 21-Dec-2005	

Related Case:
Old Client Code: WAOP
Goods: Class : 16 Int.
Printed Materials, Namely, Stationery, Business Cards, Pens, Decals, Bumper Stickers, Calendars, Posters, Iron On Heat Transfers, Three-Ring Binders

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00549/	Published 24 Int.	39241-2005 21-Dec-2005	

Related Case:
Old Client Code: WAOP
Goods: Class : 24 Int.
Household Linen And Textiles, Namely, Bath Towels, Shower Curtains, Bed Blankets, Bed Sheets, Bed Spreads, Comforters And Duvets, Dust Ruffles, Shams, Pillow Cases, Quilts, Curtains, Draperies, Blanket Throws

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00358/	Registered 03 Int.	1545-2001 26-Jan-2001	240739 30-Oct-2001

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00548/	Published 16 Int.	39244-2005 21-Dec-2005	

Related Case:
Old Client Code: WAOP
Goods: Class : 16 Int.
Printed Materials, Namely, Stationery, Namely, Writing Paper And Envelopes, Business Cards, Pens, Decals, Auto Sunshades, Bumper Stickers, Calendars, Posters, Iron On Heat Transfers, Three-Ring Binders

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP DESIGN	332964-00356/	Registered	32753	249128
		18 Int.	28-Dec-2001	23-Aug-2002

Related Case:

Old Client Code: WAOP

Goods: Class : 18 Int.
BAGS, INCLUDING, ATHLETIC BAGS, BACKPACKS, ALL PURPOSE ATHLETIC BAGS, ALL PURPOSE SPORT BAGS, BEACH BAGS, BOOK BAGS, CARRY-ON BAGS, CLUTCH BAGS, DUFFEL BAGS, GYM BAGS, OVERNIGHT BAGS, SCHOOL BOOK BAGS, SCHOOL BAGS, SHOULDER BAGS, TOTE BAGS, TRAVEL BAGS, PURSES, HANDBAGS, SHOPPING BAGS, FANNY PACKS, RUCKSACKS, SATCHELS; ATTACHÉ CASES, GARMENT BAGS, LUGGAGE, KEY CASES, BRIEFCASES, SUITCASES, HIP PACKS, COMPUTER CASES, TRUNKS, VALISES, CANES, WALLETS AND BEACH UMBRELLAS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP DESIGN	332964-00357/	Registered	32754	249129
		25 Int.	28-Dec-2001	23-Aug-2002

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00365/	Registered 25 Int.	027741 03-Oct-1979	29468 28-May-1985
	Related Case:			
	Old Client Code: WAOP			
	Goods: Class : 25 Int.			
OP (STYLIZED)	332964-00362/	Registered 25 Int.	092432 26-Jul-1985	59546 18-Nov-1985
	Related Case:			
	Old Client Code: WAOP			
	Goods: Class : 25 Int.			
OP OCEAN PACIFIC (SCRIPT)	332964-00360/	Registered 03 Int.	092437 26-Jul-1985	59551 18-Nov-1985
	Related Case:			
	Old Client Code: WAOP			
	Goods: Class : 03 Int.			
OP OCEAN PACIFIC (SCRIPT)	332964-00364/	Registered 18 Int.	092434 26-Jul-1985	59548 18-Nov-1985
	Related Case:			
	Old Client Code: WAOP			
	Goods: Class : 18 Int.			
OP OCEAN PACIFIC (SCRIPT)	332964-00361/	Registered 16 Int.	092436 26-Jul-1985	59550 18-Nov-1985
	Related Case:			
	Old Client Code: WAOP			
	Goods: Class : 16 Int.			

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00368/	Published 03 Int.	420010000981 12-Feb-2001	

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00369/	Pending 25 Int.	420030009788 23-Oct-2003	

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, NAMELY, SHIRTS, T-SHIRTS, SWEATSHIRTS, TANK TOPS, COATS, JACKETS, SWEATERS, DRESSES, SKIRTS, BLOUSES, PULLOVERS, SWEATPANTS, SHORTS, PANTS, SWIMWEAR, WET SUITS, SOCKS, VESTS, BODYSUITS, JUMPSUITS, LOUNGEWEAR, UNDERWEAR, PAJAMAS, ROBES, JUMPERS, SLEEPERS, JUMPSUITS, BOOTIES, SLIPPERS, KNIT SHIRTS, SWEAT BANDS, CAMISOLES, SHELLS, SKI-JACKETS AND SKI- SLACKS, WRIST BANDS, WRIST ROPES AND ANKLE ROPES, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00537/	Pending 03 Int.	42003004223 13-May-2003	

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BPDY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS ALL IN INTERNATIONAL CLASS 3.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00367/	Pending 25 Int.	56116 11-Apr-1985	

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
TORNADO MAN LOGO DESIGN (OUTLINE)	332964-00370/	Registered 25 Int.	63506 22-Dec-1987	51399 21-Aug-1991

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00209/	Registered 03 Int.	Z1230063 12-Nov-2003	820296 12-Nov-2003

Related Case:

Old Client Code:

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, NAMELY, EAU DE COLOGNE, EAU DE TOILETTE, AFTER SHAVE, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME; SHOWER GEL, BUBBLE BATH; LOTIONS, NAMELY, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; NAIL POLISH, NON-MEDICATED LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00372/	Registered 12 Int., 28 Int.	Z-82641 06-Mar-1985	60920 06-Mar-1985

Related Case:

Old Client Code: WAOP

Goods: Class : 12 Int.

Class : 28 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00374/	Pending 03 Int.	Z-231448 12-Feb-2001	

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00373/	Registered 12 Int., 28 Int.	C-82640 06-Mar-1985	61114 06-Mar-1985

Related Case:

Old Client Code: WAOP

Goods: Class : 12 Int.

Class : 28 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00375/	Registered 25 Int.	209526 19-Dec-1980	209526 24-May-1984

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING ARTICLES (SUCH AS SHIRTS, TROUSERS, SHORTS, SWIMMING SUITS) AND SHOES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00376/	Registered 28 Int.	227293 26-Oct-1984	227293 13-Aug-1990

Related Case:

Old Client Code: WAOP

Goods: Class : 28 Int.
SPORTING GOODS, NAMELY SURFBOARDS AND WINDSURFERS

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00377/	Registered 03 Int.	353492 09-Feb-2001	353492 10-Dec-2001

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00378/	Registered 28 Int.	227294 26-Oct-1984	227294 22-May-1990

Related Case:

Old Client Code: WAOP

Goods: Class : 28 Int.
SPORTING GOODS, NAMELY, SURFBOARDS AND WINDSURFERS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00380/	Registered 03 Int.	60508 23-Sep-2003	60508 23-Sep-2003

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00383/	Registered 25 Int.	49383 16-Mar-2000	49383 16-Mar-2000

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00381/	Registered 03 Int.	52682 29-Jan-2001	52682 29-Jan-2001

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00382/	Registered 25 Int.	49382 16-Mar-2000	49382 16-Mar-2000

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Country: Qatar

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00520/	Pending 25 Int.	35138 10-Mar-2005	

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00527/	Pending 25 Int.	35137 10-Mar-2005	

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00384/	Registered 25 Int.	15906 03-Jun-1986	14060 03-Jun-1986

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00385/	Registered 12 Int., 28 Int.	15150 28-May-1985	13643 28-May-1985

Related Case:
Old Client Code: WAOP
Goods: Class : 12 Int.
WATERCRAFT; MOTORISED SURFBOARDS; PARTS AND FITTINGS THEREFOR.

Class : 28 Int.
SPORTING ARTICLES AND APPARATUS; SAILING BOARDS AND PARTS AND FITTINGS THEREFOR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP OCEAN PACIFIC (SCRIPT ON LINED BACKGROUND)	332964-00386/	Registered 25 Int., 28 Int.	19743 13-Mar-1989	16103 30-Sep-1991

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
ARTICLES OF CLOTHING, SWIMWEAR, SHIRTS, SHORTS, SOCKS, FOOTWEAR.

Class : 28 Int.
GYMNASTIC AND SPORTING ARTICLES, PARTS AND FITTINGS THEREOF.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00387/	Registered 25 Int.	94035427 04-Oct-1994	141068 15-Apr-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00388/	Registered 25 Int.	94035428 04-Oct-1994	146205 30-Sep-1996

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN	332964-00389/	Registered 25 Int.	8637 20-Mar-1989	205/85 12-Nov-1989

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00521/	Published 25 Int.	95347 06-Mar-2005	

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00528/	Published 25 Int.	95346 06-Mar-2005	

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00391/	Registered 03 Int.	69825 11-Mar-2001	622/93 19-Apr-2002

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED)	332964-00390/	Registered 25 Int.	8637 20-Mar-1989	205/86 12-Nov-1989

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00477/	Registered 25 Int.	Z-145/84 23-Mar-1984	31714 16-Feb-1988

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
MEN'S AND WOMEN'S CASUAL WEARING APPAREL, NAMELY, SHIRTS, PANTS, SHORTS, SWIMMING SUITS AND SHOES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00476/	Registered 25 Int.	Z-144/84 23-Mar-1984	3171 16-Feb-1988

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
MEN'S AND WOMEN'S CASUAL WEARING APPAREL, NAMELY, SHIRTS, PANTS, SHORTS, SWIMMING SUITS AND SHOES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00392/	Registered 25 Int.	B519680 02-Dec-1980	B519680 02-Dec-1980

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
SHIRTS, SHORTS AND SWIMWEAR BEING ARTICLES OF CLOTHING.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00533/	Pending 18 Int.	T05/077831 10-May-2005	

Related Case:
Old Client Code: WAOP
Goods: Class : 18 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00396/	Registered 03 Int.	T01016641 09-Feb-2001	T01/016641 28-Aug-2000

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00534/	Registered 18 Int.	T05/07782J 10-May-2005	T05/07782J 10-May-2005

Related Case:
Old Client Code: WAOP
Goods: Class : 18 Int.
BAGS, NAMELY, ATHLETIC BAGS, DUFFEL BAGS, DIAPER BAGS, ALL PURPOSE ATHLETIC BAGS, ALL PURPOSE SPORT BAGS, GARMENT BAGS FOR TRAVEL , TRAVEL BAGS, BEACH BAGS, BOOK BAGS, CARRY-ON BAGS, CLUTCH BAGS, GYM BAGS, SCHOOL BOOK BAGS, SCHOOL GAGS, PURSES, HANDBAGS, SHOULD BAGS, TOTE BAGS, BACKPACKS, HIPPACKS, WALLETS, LUGGAGE, FANNY PACKS, RUCKSACKS, SATCHEL, AND BEACH UMBRELLAS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00397/	Registered 25 Int.	2922/91 14-Mar-1991	T9102922B 14-Mar-1991

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR, SHIRTS, T-SHIRTS, SWEATSHIRTS, SWEATPANTS, TANK TOPS, COATS, JACKETS, SWEATERS, DRESSES, SKIRTS, BLOUSES, PULLOVERS, SHORTS, PANTS, SWIM TRUNKS, BATHING SUITS, WETSUITS, SURFING VESTS, SURFING SHORTS, SOCKS, HATS, VISORS, SHOES, BEACH FOOTWEAR AND SANDALS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00393/	Registered 14 Int.	71931/94 19-Aug-1994	T94/071931 19-Aug-1994

Related Case:
Old Client Code: WAOP
Goods: Class : 14 Int.
JEWELRY; WATCHES; WRIST WATCHES; CHRONOMETERS; PARTS AND FITTINGS FOR THE AFORESAID GOODS; WATCH BANDS, CASES, CHAINS, CRYSTALS, GLASSES, SPRINGS AND STRAPS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00394/	Registered 25 Int.	5797/89 04-Sep-1989	B5797/89 04-Sep-1989

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
ARTICLES OF OUTERCLOTHING; ARTICLES OF LEISUREWEAR AND SPORTSWEAR; BEACHWEAR; ARTICLES OF CLOTHING FOR SURFING; ARTICLES OF CLOTHING FOR CYCLING; SHIRTS, T-SHIRTS, SWEATSHIRTS, TANK TOPS, VESTS, BLOUSES, COATS, JACKETS, SWEATERS, PULLOVERS, SKIRTS, DRESSES, TROUSERS, TRACKSUITS, SHORTS, SHOES, SHOES FOR ATHLETES, SANDALS, BEACH FOOTWEAR, SOCKS, BELTS, HATS, CAPS, VISORS, SWIMWEAR AND WETSUITS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP PRO	332964-00395/	Registered 25 Int.	2921/91 14-Mar-1991	T9102921D 14-Mar-1991

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR, INCLUDING SHIRTS, T-SHIRTS, SWEATSHIRTS, SWEATPANTS, TANK TOPS, COATS, JACKETS, SWEATERS, DRESSES, SKIRTS, BLOUSES, PULLOVERS, SHORTS, PANTS, SWIM TRUNKS, BATHING SUITS, WETSUITS, SURFING VESTS, SURFING SHORTS, SOCKS, HATS, VISORS, SHOES, BEACH FOOTWEAR AND SANDALS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
SEVEN2	332964-00398/	Registered 18 Int.	T04/05047C 02-Apr-2004	T04/05047C 02-Apr-2004

Related Case:

Old Client Code: WAOP

Goods: Class : 18 Int.
BAGS, INCLUDING, ATHLETIC BAGS, BACKPACKS, ATHLETIC BAGS AND SPORTS BAGS FOR USE IN ATHLETICS (NOT SHAPED TO CONTAIN SPECIFIC APPARATUS USED IN PLAYING SPORTS), BEACH BAGS, BOOK BAGS, CARRY-ON BAGS, CLUTCH BAGS, DUFFEL BAGS, OVERNIGHT BAGS, SCHOOL BOOK BAGS, SCHOOL BAGS, SHOULDER BAGS, TOTE BAGS, TRAVEL BAGS, PURSES, HANDBAGS, SHOPPING BAGS, FANNY PACKS, RUCKSACKS, SATCHELS; ATTACHÉ CASES, GARMENT BAGS, LUGGAGE, KEY CASES, BRIEFCASES, SUITCASES, HIP PACKS, TRUNKS, VALISES, CANES, WALLETS AND BEACH UMBRELLAS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
SEVEN2	332964-00399/	Registered 25 Int.	T04/05048A 02-Apr-2004	T04/05048A 02-Apr-2004

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00400/	Registered 25 Int.	 05-Dec-1984	166319 05-Dec-1984

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00408/	Registered 28 Int.	84/7163 13-Aug-1984	84/7163 04-Sep-1985

Related Case:
Old Client Code: WAOP
Goods: Class : 28 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00407/	Registered 25 Int.	75/2991 11-Jun-1975	75/2991 04-Oct-1976

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00405/	Registered 25 Int.	2001/04656 16-Mar-2001	2001/04656 16-Mar-2001

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00406/	Registered 25 Int.	89/1316 20-Feb-1989	89/1316 16-Oct-1991

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00409/	Registered 28 Int.	84/7164 13-Aug-1984	84/7164 04-Sep-1985

Related Case:
Old Client Code: WAOP
Goods: Class : 28 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
O.P. (TITLE OF ESTABLISHMENT)	332964-00413/	Registered	158508 16-Mar-1987	158508 02-Jan-1990

Related Case:
Old Client Code: WAOP

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00410/	Registered 35 Int.	1636421 17-May-1991	1636421 02-Sep-1993

Related Case:
Old Client Code: WAOP
Goods: Class : 35 Int.
SERVICES OF HELP IN THE WORKING AND MANAGEMENT OF A COMMERCIAL UNDERTAKING DEALING IN CLOTHING, HEADWEAR AND FOOTWEAR AND SPORTING GOODS, AND ACCESSORIES THEREFOR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED "LAID BACK" IN BOXES)	332964-00412/	Registered 18 Int.	1503187 01-Jun-1989	1503187 04-May-1993

Related Case:
Old Client Code: WAOP
Goods: Class : 18 Int.
LEATHER OR IMITATIONS OF LEATHER; PRODUCTS OF THESE MATERIALS NOT RELATED TO OTHER CLASSES; ANIMAL LEATHER, TRUNKS AND SUITCASES, INCLUDING WALLETS, BAGS AND HAND BAGS; UMBRELLAS, CANES AND ORNAMENTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED "LAID BACK" IN BOXES)	332964-00411/	Registered 25 Int.	1503188 01-Jun-1989	1503188 04-May-1993

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING OF ALL KINDS, INCLUDING BOOTS, SHOES AND SANDALS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED "LAID BACK" IN BOXES)	332964-00415/	Registered 28 Int.	1503202 01-Jun-1989	1503202 25-Feb-1994

Related Case:
Old Client Code: WAOP
Goods: Class : 28 Int.
ARTICLES OF GYM CLOTHING AND SPORT CLOTHING NOT INCLUDED IN OTHER CLASSES, EXCLUDING REHABILITATION APPLIANCES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP SUNWEAR OCEAN PACIFIC APPAREL CORP. and Palm Design	332964-00416/	Registered 25 Int.	1031887 15-Mar-1983	1031887 05-Jan-1984

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, WITH THE EXPRESS EXCLUSION OF KNIT ARTICLES, AND INCLUDING BOOTS, SHOES AND SLIPPERS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP & SURFER DESIGN	332964-00417/	Registered 25 Int.	48556/D 30-Nov-1984	48556 20-Feb-1995

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
SHIRTS, PANTS, SHORTS, SKIRTS, SWIMMING SUITS AND SHOES NOT INCLUDED IN OTHER CLASSES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00420/	Registered 25 Int.	810922 19-Feb-1981	180815 02-Apr-1982

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CASUAL WEARING APPAREL, NAMELY SHIRTS, PANTS, SHORTS, SWIMMING SUITS, AND SHOES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00419/	Registered 25 Int.	9102954 04-Apr-1991	235503 29-May-1992

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
ALL GOODS IN INTERNATIONAL CLASS 25, INCLUDING, CLOTHING, FOOTWEAR, HEADWEAR, INCLUDING SHIRTS, T-SHIRTS, SWEATSHIRTS, SWEATPANTS, TANK TOPS, COATS, JACKETS, SWEATERS, DRESSES, SKIRTS, BLOUSES, PULLOVERS, SHORTS, PANTS, SWIM TRUNKS, BATHING SUITS, WETSUITS, SURFING VESTS, SURFING SHORTS, SOCKS, HATS, VISORS, SHOES, BEACH FOOTWEAR, SANDALS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00424/	Registered 25 Int.	1040 26-Feb-1980	305532 26-Sep-1980

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00425/	Registered 03 Int., 14 Int., 18 Int.	01006/2000 08-Feb-2000	476641 31-Oct-2000

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.
PERSONAL HYGIENE PRODUCTS, INCLUDING, COSMETICS, PERFUME, COLOGNE, BATH AND BODY SOAPS, LOTIONS, MOISTURIZERS, CREMES, SALVES, GELS, TONERS, BODY MIST, HAIR SHAMPOOS AND CONDITIONERS, HAIR CARE PREPARATIONS, PERSONAL DEODORANT, BUBBLE BATH, BATH CRYSTALS, BATH SALTS, BODY POWDER, ESSENTIAL OILS

Class : 14 Int.
JEWELRY, WATCHES AND PARTS THEREFORE, AND CLOCKS.

Class : 18 Int.
ATHLETIC BAGS, BACKPACKS, ALL PURPOSE ATHLETIC BAGS, ALL PURPOSE SPORT BAGS, BEACH BAGS, BOOK BAGS, CARRY-ON BAGS, CLUTCH BAGS, DUFFEL BAGS, ALL PURPOSE GYM BAGS, OVERNIGHT BAGS, SCHOOL BOOK BAGS, SCHOOL BAGS, SHOULDER BAGS, TOTE BAGS, TRAVEL BAGS, BEACH UMBRELLAS, CHANGE PURSES, GOLF UMBRELLAS, HANDBAGS, LUGGAGE, FANNY PACKS, RUCKSACKS, SATCHELS, WALLETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED "LAID BACK" ON BLACK BACKGROUND)	332964-00423/	Registered 25 Int., 18 Int.	2343/1991 09-Apr-1991	388427 09-Apr-1991

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Class : 18 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
TORNADO MAN LOGO DESIGN (OUTLINE)	332964-00422/	Registered 25 Int.	4748 05-Jul-1988	366009 25-Jan-1989

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00434/	Registered 44 (Nat. Cl)	6926357 06-Nov-1980	152239 01-May-1981

Related Case:

Old Client Code: WAOP

Goods: Class : 44 (Nat. Cl)

CASUAL WEARING APPAREL, NAMELY, SHIRTS, PANTS, SWIMMING SUITS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00433/	Registered 35 Int.	91026493 01-Jul-2002	189428 16-Nov-2003

Related Case:

Old Client Code: WAOP

Goods: Class : 35 Int.
RETAIL SERVICES RELATING TO CLOTHING, FASHION ACCESSORIES, FOOTWEAR, HEADGEAR, COSMETICS, BEDDING, SHEETS, BLANKETS, COMFORTERS, PILLOWCASES, PILLOWS, TOWELS, SHOWER CURTAINS, CURTAINS, RUGS, TABLECLOTHS, AND HOUSEHOLD ITEMS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00427/	Registered 41 (Nat. Cl.)	8003019 21-Jan-1991	533351 01-Sep-1991

Related Case:

Old Client Code: WAOP

Goods: Class : 41 (Nat Cl.)
ALL KINDS OF BOOTS; SHOES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00428/	Registered 40 (Nat. Cl)	8003020 21-Jan-1991	552960 01-Mar-2001

Related Case:

Old Client Code: WAOP

Goods: Class 40 (National Class)

CLOTHING WEARING APPAREL, NAMELY, SHIRTS, SWIMMING SUITS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00430/	Registered 03 Int.	90002975 02-Feb-2001	1052889 16-Aug-2003

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00432/	Registered 43 (Nat. Cl.)	7935701 14-Aug-1990	515997 01-Mar-2001

Related Case:
Old Client Code: WAOP
Goods: Class: 43 (Nat. Cl.)

DUFFEL BAGS, GARMENT BAGS FOR TRAVEL, ALL PURPOSE SPORTS BAGS, HANDBAGS, SHOULDER BAGS, TOTE BAGS, BACKPACKS, HIPPACKS AND WALLETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00431/	Registered 09 Int.	86018664 17-Apr-1997	803288 16-May-1998

Related Case:
Old Client Code: WAOP
Goods: Class : 09 Int.
SUNGLASSES, OPTICAL FRAMES AND RELATED ACCESSORIES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED)	332964-00426/	Registered 25 Int.	7824531 26-May-1989	491399 16-Jul-1990

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
HATS, CAPS, NECK TIES, GLOVES, HOSIERY AND PANTY HOSES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED)	332964-00429/	Registered 14 Int.	83068672 10-Nov-1994	698711 01-Dec-1995

Related Case:
Old Client Code: WAOP
Goods: Class : 14 Int.
CLOCKS, WATCHES, AND ASSEMBLIES AND PARTS THEREOF.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00435/	Registered 25 Int.	485456 18-Apr-2002	KOR194459 18-Apr-2002

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
UPPER OUTER GARMENTS, INNER UPPER GARMENTS, SPORT UPPER GARMENTS, PANTS, INNER PANTS, SPORTS PANTS, UNDERWEAR, SLEEPWEAR, SWIMWEAR, SWEATERS, JACKETS, COATS, WRISTBANDS, GLOVES, SOCKS, SHOES, SPORTS SHOES, HATS, HEADBANDS, AND BELTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP & DESIGN	332964-00438/	Registered 25 Int.	400446 11-Oct-1999	KOR106503 13-Oct-1989

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
SHOES, SPORTS SHOES, UPPER OUTER GARMENTS, UPPER INNER GARMENTS, SPORTS UPPER OUTER GARMENTS, OUTER PANTS, SPORTS PANTS, HATS, CAPS, SPORTSWEAR, SWIMWEAR, SWEATERS, JACKETS, JEANS, COATS, PAJAMAS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED)	332964-00436/	Registered 28 Int.	400447 11-Oct-1999	KOR104584 13-Oct-1989

Related Case:
Old Client Code: WAOP
Goods: Class : 28 Int.
MUSICAL TOYS, TOY SPORTING EQUIPMENT, DOLLS AND STUFF DOLLS, COMPUTER GAMES NOT ADAPTED FOR USE WITH TV SETS, MOBILES (CRIB) WITH AND WITHOUT MUSIC, BATH DOLLS, KITES, SCALE MODEL VEHICLES, NETS FOR SPORTS, SKIS AND ICE SKATES, GOLF CLUBS, FOOTBALLS, RACKETS, PARLOR GAMES AND BODY BUILDING APPARATUS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP OCEAN PACIFIC & TORNADO MAN LOGO	332964-00437/	Registered 25 Int.	400445 11-Oct-1999	KOR106540 13-Oct-1989

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
SHOES, SPORTS SHOES, UPPER OUTER GARMENTS, UPPER INNER GARMENTS, SPORTS UPPER OUTER GARMENTS, OUTER PANTS, SPORTS PANTS, HATS, CAPS, SPORTSWEAR, SWIMWEAR, SWEATERS, JACKETS, JEANS, COATS, PAJAMAS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP SUNWEAR & SURFER DESIGN	332964-00439/	Registered 25 Int.	229305 10-Jun-2002	KOR7186 16-Jun-1982

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
PANTS, SHORTS, SHIRTS, SWEATSHIRTS, SWEAT PANTS, SWIMWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP OCEAN PACIFIC AND PALM DESIGN	332964-00440/	Registered 25 Int.	80/0143 10-Mar-1980	80/0143 14-Oct-1981

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
ARTICLES OF CLOTHING INCLUDING FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED-STRETCHED)	332964-00441/	Registered 03 Int.	31601 28-Aug-2000	31601 29-Nov-2001

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS, ALL THE ABOVE GOODS INCLUDED IN CLASS 3.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00442/	Registered 25 Int.	7595/88 03-Nov-1988	109793 03-Nov-1988

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00444/	Registered 25 Int.	48824 09-Jun-2000	200011466 09-Jun-2000

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
OUTERWEAR FOR WOMEN, MEN AND CHILDREN MADE FROM ALL KINDS OF MATERIALS; INNERWEAR; SOCKS; FOOTWEAR, HEADGEAR; ACCESSORIES; OUTERWEAR; OVERCOAT, WOMEN'S OVERCOAT, CABANE, LIGHTCOAT, RAINCOAT, WINDCHEATER, TRENCHCOAT, MONT, JACKET, OVERALL, SKI JACKETS, WRIST ROPES AND ANKLE ROPES, SWEATPANTS, SKISLACKS, SALOPEDES, SKIRT, DRESSES, CAPES, WAISTCOAT, SHIRT, KNIT SHIRTS, T-SHIRT, SWEATSHIRT, PULLOVER, KNITTED JACKET, BLAZERS, SWEATER, BLOUSE, SHORT, BERMUDA SHORT, UNIFORMS, CASUAL CLOTHING, SPORTING CLOTHING, BATHWEAR AND BEACHWEAR, SWIMSUITS, SWIM TRUNKS, WETSUITS, PAREOS, TANK TOPS, SHELLS; INNERWEAR, UNDERWEAR; ATHLET, PANTY BRASSIERE, PETTYCOAT, CACHECORSET, FLANNEL, BODY, CORSET, GARTER, ROBE DE CHAMBRE, NIGHT GOWNS, BUSTIERES; SOCKS; SOCKS AND STOCKINGS, PANTY HOSES; FOOTWEAR: SHOES, HIGH-BOOTS, BOOTS, SLIPPERS, SANDALS, ATHLETIC SHOES AND SLAPS, SPORTING SHOES; HEADGEAR: CAPS, HATS, BERETS, VISORS, HEAD BANDS, HEAD SCARVES; ACCESSORIES: BRACES, BELT, NECKTIE, BOWTIE, GLOVE, SHAWL, NECKWEAR, SCARVE, FOULARD, WRIST ROPES, ANKLE ROPES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00445/	Registered 09 Int., 14 Int., 18 Int.	96343 10-Oct-2001	2001 20655 10-Oct-2001

Related Case:
Old Client Code: WAOP
Goods: Class : 09 Int.
OPTICAL EYEGLASS FRAMES, EYEGLASS CASES, AND RELATED EYEGLASS ACCESSORIES, NAMELY, EARSTEMS FOR EYEGLASS FRAMES, NOSEPIECES FOR EYEGLASS FRAMES, AND FOAM STRIPS FOR EYEGLASS FRAMES.

Class : 14 Int.
JEWELRY, PERSONAL ACCESSORIES, WATCHES, WATCH BANDS AND CLOCKS.

Class : 18 Int.
BAGS, INCLUDING, ATHLETIC BAGS, BACKPACKS, ALL PURPOSE ATHLETIC BAGS, ALL PURPOSE SPORT BAGS, BEACH BAGS, BOOK BAGS, CARRY-ON BAGS, CLUTCH BAGS, DUFFEL BAGS, GYM BAGS, OVERNIGHT BAGS, SCHOOL BOOK BAGS, SCHOOL BAGS, SHOULDER BAGS, TOTE BAGS, TRAVEL BAGS, PURSES, HANDBAGS, LUGGAGE, FANNY PACKS, RUCKSACKS, SATCHELS; COMPUTER CARRYING CASES AND MOBILE TELEPHONE CARRYING CASES; WALLETS AND BEACH UMBRELLAS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00443/	Registered 25 Int.	7596/88 03-Nov-1988	110940 03-Nov-1988

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00454/	Registered 25 Int.	11680 22-Jul-1995	5797 22-Jul-1995

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00530/	Pending 35 Int.	69429 04-May-2005	

Related Case:
Old Client Code: WAOP
Goods: Class : 35 Int.
THE BRINGING TOGETHER, FOR THE BENEFIT OF OTHERS, OF A VARIETY OF GOODS (EXCLUDING THE TRANSPORT THEREOF), ENABLING CUSTOMERS TO CONVENIENTLY VIEW AND PURCHASE THOSE GOODS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00456/	Registered 25 Int.	11679 22-Jul-1995	7963 13-Jan-1997

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00531/	Registered 35 Int.	69428 04-May-2005	57793 18-Feb-2006

Related Case:
Old Client Code: WAOP
Goods: Class : 35 Int.
THE BRINGING TOGETHER, FOR THE BENEFIT OF OTHERS, OF A VARIETY OF GOODS (EXCLUDING THE TRANSPORT THEREOF), ENABLING CUSTOMERS TO CONVENIENTLY VIEW AND PURCHASE THOSE GOODS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00455/	Registered 03 Int.	41759 28-Mar-2001	39877 17-May-2003

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00453/	Registered 25 Int.	1047488 04-Apr-1975	1047488 04-Apr-1975

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
Shirts, shorts, and swimwear being articles of clothing.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00447/	Registered 28 Int.	1226868 21-Sep-1984	B1226868 21-Sep-1984

Related Case:

Old Client Code: WAOP

Goods: Class : 28 Int.
Sporting articles (other than clothign), parts and fittings therefor.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (SERIES-STYLIZED)	332964-00451/	Registered 14 Int., 18 Int., 25 Int.	2114815 05-Nov-1996	2114815 05-Nov-1996

Related Case:

Old Client Code: WAOP

Goods: Class : 14 Int.
Clocks and watches; watch straps; key rings and key fobs; badges; articles of precious metal or coated therewith; jewelry; parts and fittings for all the aforesaid goods.

Class : 18 Int.
Bags; travel bags; beach bags; luggage; bags for campers; bags for climbers; games bags; rucksacks; school bags; satchels; handbags; belts; wallets; purses; key cases; umbrellas; vanity cases; parts and fittings for all the aforesaid goods.

Class : 25 Int.
Articles of outerclothing; articles of leisurewear and sportswear; beachwear; articles of clothing for surfing; articles of clothing for cycling; shirts; t-shirts, sweatshirts, tank tops, vests, blouses, coats, jackets, sweaters, pullovers, skirts, dresses, trousers, tracksuits, shorts, shoes, shoes for athletes, sandals, beach footwear, socks, belts, hats, caps visors, swimwear and wetsuits, sorts, trousers and jeans, articles of clothing made of cut-pieced fleece.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00449/	Registered 25 Int.	1409608 22-Dec-1989	B1409608 22-Dec-1989

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
Articles of outerclothing; articles of leisurewear and sportswear; beachwear; articles of clothing for surfing; articles of clothing for cycling; shirts, t-shirts, sweatshirts, tank tops, vests, blouses, coats, jackets, sweaters, pullovers, skirts, dresses, trousers, tracksuits, shorts, shoes, shoes for athletes, sandals, beach footwear, socks, belts, hats, caps, visors, swimwear and wetsuits; all included in class 25.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED)	332964-00446/	Registered 28 Int.	1226869 21-Sep-1984	B1226869 21-Sep-1984

Related Case:

Old Client Code: WAOP

Goods: Class : 28 Int.
Sporting articles (other than clothing), parts and fittings therefor.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP PRO	332964-00448/	Registered	1479597	1479597
		25 Int.	15-Oct-1991	15-Oct-1991

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
Articles of outer clothing, shirts, t-shirts, sweatshirts, tank tops, coats, jackets, sweaters, pullovers, sweatpants, shorts, pants, swimwear, swim trunks; hats, caps and visors; shoes, sandals, beach footwear.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
72 DESIGN	332964-00004/	Published 25 Int.	78/167,458 24-Sep-2002	

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING AND HEADWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
CLUB HULA	332964-00005/	Registered 25 Int.	75/430,382 06-Feb-1998	2,457,665 05-Jun-2001

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING NAMELY SHIRTS, T-SHIRT, PANTS, SHORTS, SWIM WEAR, SWEATSHIRTS, JACKETS, SWEATERS, SOCKS, HEAD WEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
CR: CORE DESIGN	332964-00539/	Registered Copy		VA 1-046-882 28-Feb-2002

Related Case:
Old Client Code: WAOP

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
MODEL 38	332964-00007/	Registered 25 Int.	72/258,989 18-Nov-1966	850,259 04-Jun-1968

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
MEN'S SLACKS AND JEANS AND FABRICS SOLD EXCLUSIVELY IN THE FORM OF SUCH GARMENTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00014/	Registered 28 Int.	76/365,247 30-Jan-2002	2,882,299 07-Sep-2004

Related Case:
Old Client Code: WAOP
Goods: Class : 28 Int.
INFLATABLE FLOAT PADS FOR RECREATIONAL USE; INFLATABLE FLOAT MATTRESSES FOR RECREATIONAL USE; FOAM FLOATS FOR RECREATIONAL USE.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00010/	Registered 24 Int.	76/976,485 15-Jan-2002	2,846,294 25-May-2004

Related Case:
Old Client Code: WAOP
Goods: Class : 24 Int.
HOUSEHOLD LINEN AND TEXTILES, NAMELY, BATH TOWELS, SHOWER CURTAINS, BED BLANKETS, BED SHEETS, BED SPREADS, COMFORTERS AND DUVETS, DUST RUFFLES, SHAMS, PILLOW CASES, QUILTS, CURTAINS, DRAPERIES, BLANKET THROWS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00011/	Registered 25 Int.	73/048,507 04-Apr-1975	1,050,102 12-Oct-1976

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CASUAL WEARING APPAREL-NAMELY, PANTS, SHORTS, SHIRTS, AND SWIMMING SUITS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00012/	Registered 28 Int.	73/551,091 31-Jul-1985	1,382,503 11-Feb-1986

Related Case:
Old Client Code: WAOP
Goods: Class : 28 Int.
SURFBOARDS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00013/	Registered 14 Int., 16 Int., 18 Int., 24 Int., 25 Int., 28 Int., 42 Int.	74/054,361 30-Apr-1990	1,641,210 16-Apr-1991

Related Case:
Old Client Code: WAOP
Goods: Class : 14 Int.
JEWELRY, NAMELY, WATCHES, WATCH BANDS, ANKLE BRACELETS, LAPEL PINS, AND CLOCKS.

Class : 16 Int.
PRINTED MATERIALS, NAMELY, STATIONERY, BUSINESS CARDS, PENS, DECALS, BUMPER STICKERS, CALENDARS, POSTERS, IRON ON HEAT TRANSFERS, THREE-RING BINDERS.

Class : 18 Int.
BAGS, NAMELY DUFFEL BAGS, GARMENT BAGS FOR TRAVEL, ALL PURPOSE SPORTS BAGS, HANDBAGS, SHOULDER BAGS, TOTE BAGS BACKPACKS, HIPPACKS, WALLETS, BEACH UMBRELLAS.

Class : 24 Int.
TOWELS AND BANNERS NOT NAME OF PAPER.

Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR FOR ALL AGE GROUPS, NAMELY SHIRTS, T-SHIRTS, KNIT SHIRTS, SHORTS, PANTS, BLOUSES, SKIRTS, DRESSES, SWEATSHIRTS, SWEATPANTS, TANK TOPS, SWIMSUITS, SWIM TRUNKS, WETSUITS, SOCKS, SWEAT BANDS, SWEATERS, PULLOVERS, COATS, JACKETS, CAMISOLES, JUMPSUITS, SKI-JACKETS AND SKI SLACKS; HATS CAPS AND VISORS; SHOES, SANDALS, ATHLETIC SHOES AND WRIST BANDS.

Class : 28 Int.
SURFBOARDS, SKATEBOARDS, BODY BOARDS AND BOARD WAX; BEACH BALLS, FLYING DISCS.

Class : 42 Int.
RETAIL STORE SERVICES FOR CLOTHING, HEADWEAR, FOOTWEAR, SPORTING GOODS AND ACCESSORIES THEREFOR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00561/	Pending 21 Int.	78/816,302 16-Feb-2006	

Related Case:
Old Client Code: WAOP
Goods: Class : 21 Int.
BATH AND BATHROOM ACCESSORIES NAMELY CUPS, CUP HOLDERS, SOAP HOLDERS, SOAP DISPENSERS, TOOTHBRUSH HOLDERS, TRASH CANS, SHOWER CURTAIN RINGS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00541/	Registered 20 Int.	76/977,718 15-Jan-2002	3,021,594 29-Nov-2005

Related Case:
Old Client Code: WAOP
Goods: Class : 20 Int.
DRAPERY HARDWARE, NAMELY, TRAVERSE RODS, POLES, CURTAIN HOOKS, CURTAIN ROD AND FINIALS, HAMPERS, OUTDOOR FURNITURE, PICTURE FRAMES, PILLOWS, SLEEPING BAGS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00008/	Registered 03 Int.	76/350,183 18-Dec-2001	2,891,591 05-Oct-2004

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE, LOTIONS, ESSENTIAL OILS FOR PERSONAL USE SCENTED BODY SPRAYS, PERFUME, SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; NAIL POLISH, LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00021/	Registered 24 Int.	76/976,484 15-Jan-2002	2,854,837 15-Jun-2004

Related Case:
Old Client Code: WAOP
Goods: Class : 24 Int.
HOUSEHOLD LINEN AND TEXTILES, NAMELY, BATH TOWELS, SHOWER CURTAINS, BED BLANKETS, BED SHEETS, BED SPREADS, COMFORTERS AND DUVETS, DUST RUFFLES, SHAMS, PILLOW CASES, QUILTS, CURTAINS, DRAPERIES, BLANKET THROWS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00022/	Registered 28 Int.	76/364,921 29-Jan-2002	2,870,088 03-Aug-2004

Related Case:
Old Client Code: WAOP
Goods: Class : 28 Int.
INFLATABLE FLOAT PADS FOR RECREATIONAL USE; INFLATABLE FLOAT MATTRESSES FOR RECREATIONAL USE; FOAM FLOATS FOR RECREATIONAL USE.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00023/	Registered 28 Int.	76/389,398 28-Mar-2002	2,856,406 22-Jun-2004

Related Case:
Old Client Code: WAOP
Goods: Class : 28 Int.
SPORTING GOODS AND SPORTING ARTICLES NAMELY, SURFBOARDS, SNOWBOARDS, SKATEBOARDS, WINTER SKATES, SKIS, PARTS AND ACCESSORIES FOR ALL ABOVEMENTIONED GOODS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00018/	Registered 03 Int.	76/289,739 24-Jul-2001	2,782,561 11-Nov-2003

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.
COSMETICS, AND PERSONAL CARE PRODUCTS, NAMELY, SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUN TANNING LOTION, FACE PRE-SUNTANNING LOTIONS, BODY AFTER SUNTANNING LOTION; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00016/	Registered	74/051,480	1,639,594
		14 Int., 16 Int., 18 Int., 24 Int., 25 Int., 28 Int., 42 Int.	23-Apr-1990	02-Apr-1991

Related Case:

Old Client Code: WAOP

Goods: Class : 14 Int.
JEWELRY, NAMELY, WATCHES, WATCH BANDS, WRIST ROPES, PINS, AND CLOCKS.

Class : 16 Int.
PRINTED MATERIALS, NAMELY, STATIONERY, NAMELY, WRITING PAPER AND ENVELOPES, BUSINESS CARDS, PENS, DECALS, AUTO SUNSHADES, BUMPER STICKERS, CALENDARS, POSTERS, IRON ON HEAT TRANSFERS, THREE-RING BINDERS.

Class : 18 Int.
BAGS, NAMELY DUFFEL BAGS, GARMENT BAGS FOR TRAVEL, ALL PURPOSE SPORTS BAGS, HANDBAGS, SHOULDER BAGS, TOTE BAGS BACKPACKS, HIPPACKS, WALLETS, BEACH UMBRELLAS.

Class : 24 Int.
TOWELS AND BANNERS NOT NAME OF PAPER.

Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR FOR ALL AGE GROUPS, NAMELY SHIRTS, T-SHIRTS, KNIT SHIRTS, SHORTS, PANTS, BLOUSES, SKIRTS, DRESSES, SWEATSHIRTS, SWEATPANTS, TANK TOPS, SWIMSUITS, SWIM TRUNKS, WETSUITS, SOCKS, SWEAT BANDS, SWEATERS, PULLOVERS, COATS, JACKETS, SHELLS, JUMPSUITS, SKI JACKETS AND SKI SLACKS; HATS CAPS AND VISORS; SHOES, SANDALS, ATHLETIC SHOES AND SLAPS, WRIST ROPES AND ANKLE ROPES.

Class : 28 Int.
SURFBOARDS, SKATEBOARDS, SNOWBOARDS, BODY BOARDS AND BOARD WAX; BEACH BALLS, FLYING DISCS.

Class : 42 Int.
RETAIL STORE SERVICES FOR CLOTHING, HEADWEAR, FOOTWEAR, SPORTING GOODS AND ACCESSORIES THEREFOR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00017/	Registered	76/118,031	2,742,962
		03 Int.	28-Aug-2000	29-Jul-2003

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, NAMELY, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, AND SKIN LOTION.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00019/	Registered 18 Int., 25 Int., 41 Int.	76/259,835 18-May-2001	2,748,118 05-Aug-2003

Related Case:

Old Client Code: WAOP

Goods: Class : 18 Int.
BAGS, NAMELY, ATHLETIC BAGS, DIAPER BAGS, ALL PURPOSE ATHLETIC BAGS, BEACH BAGS, BOOK BAGS, CARRY-ON BAGS, CLUTCH BAGS, GYM BAGS, SCHOOL BOOK BAGS, SCHOOL BAGS, TRAVEL BAGS, PURSES, LUGGAGE, FANNY PACKS, RUCKSACKS, SATCHELS.

Class : 25 Int.
CLOTHING, NAMELY LOUNGEWEAR, UNDERWEAR, PAJAMAS, ROBES, JUMPERS, SLEEPERS, JUMPSUITS, BOOTIES, SLIPPERS.

Class : 41 Int.
PROMOTIONAL EVENTS, NAMELY, ARRANGING AND CONDUCTING SPORTING EVENTS AND SURFING CONTESTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00540/	Registered 20 Int.	76/977,719 15-Jan-2002	3,021,595 29-Nov-2005

Related Case:

Old Client Code: WAOP

Goods: Class : 20 Int.
DRAPERY HARDWARE, NAMELY, TRAVERSE RODS, POLES, CURTAIN HOOKS, CURTAIN ROD AND FINIALS, HAMPERS, OUTDOOR FURNITURE, PICTURE FRAMES, PILLOWS, SLEEPING BAGS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00562/	Pending 21 Int.	78/816,338 16-Feb-2006	

Related Case:

Old Client Code: WAOP

Goods: Class : 21 Int.
BATH AND BATHROOM ACCESSORIES NAMELY CUPS, CUP HOLDERS, SOAP HOLDERS, SOAP DISPENSERS, TOOTHBRUSH HOLDERS, TRASH CANS, SHOWER CURTAIN RINGS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED)	332964-00028/	Registered 28 Int.	73/432,243 27-Jun-1983	1,293,032 04-Sep-1984

Related Case:

Old Client Code: WAOP

Goods: Class : 28 Int.
SURFBOARDS

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED)	332964-00025/	Registered 25 Int.	73/404,997 06-Dec-1982	1,309,084 11-Dec-1984

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CASUAL WEARING APPAREL-NAMELY, MEN'S AND BOY'S SWIM TRUNKS, SHIRTS, PANTS, WALKING SHORTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED-STRETCHED)	332964-00024/	Registered 09 Int.	75/564,085 02-Oct-1998	2,451,493 15-May-2001

Related Case:

Old Client Code: WAOP

Goods: Class : 09 Int.
OPTICAL EYEGLASS FRAMES, EYEGLASS CASES, AND RELATED EYEGLASS ACCESSORIES, NAMELY, EARSTEMS FOR EYEGLASS FRAMES, NOSEPIECES FOR EYEGLASS FRAMES, AND FOAM STRIPS FOR EYEGLASS FRAMES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED-STRETCHED)	332964-00026/	Registered 09 Int., 14 Int., 16 Int., 18 Int., 20 Int., 24 Int., 26 Int., 28 Int., 35 Int.	75/449,853 13-Mar-1998	2,471,870 24-Jul-2001

Related Case:

Old Client Code: WAOP

Goods: Class : 09 Int.
SUNGLASSES, SUNGLASS CASES.

Class : 14 Int.
JEWELRY, NAMELY, WATCHES, WATCH BANDS, WRISTWATCHES, WRIST ROPES AND SURFBANDS.

Class : 16 Int.
PRINTED MATTER, NAMELY STATIONERY, BUSINESS CARDS, POSTERS, MESSAGE PADS, MEMO PADS, CALENDARS, BINDERS, RING BINDERS, LOOSE-LEAF BINDERS, NOTEBOOKS, BOOK MARKS, LETTER OPENERS, PENCILS, PENS, MARKERS, PAPER CLIPS, PEN AND PENCIL CASES, PAPER FOLDERS, SCRIBBLE PADS, STENOPADS, DIARIES, AGENDA BOOKS, PAPERWEIGHTS, RULERS, ERASERS, PENCIL SHARPENERS, ADHESIVES FOR STATIONERY OR HOUSEHOLD PURPOSES, BULLETIN BOARDS, STAPLERS, BOOK COVERS, REPORT COVERS, BOOK ENDS, BUMPER STICKERS, STATIONER STICKERS, DECALS, IRON-ON HEAT TRANSFERS, ANNOUNCEMENT CARDS, COMIC STICKERS.

Class : 18 Int.
DUFFEL BAGS, ALL-PURPOSE SPORTS BAGS, HANDBAGS, SHOULD BAGS, TOTE BAGS, PURSES, CLUTCH PURSES, BACKPACKS, HIP PACKS, CARRY-ALL BAGS, WALLETS, GARMENT BAGS FOR TRAVEL, BEACH UMBRELLAS.

Class : 20 Int.
NON-METAL KEY RINGS, BEACH CHAIRS.

Class : 24 Int.
TOWELS, HAND TOWELS, FABRIC BANNERS, CLOTH BANNERS, BEACH TOWELS.

Class : 26 Int.
HAIR CLIPS, HAIR BANDS.

Class : 28 Int.
SURFBOARDS, SKATEBOARDS, SNOWBOARDS, BODY BOARDS, FLYING DISKS, BEACH BALLS.

Class : 35 Int.
RETAIL STORE SERVICES FOR CLOTHING, HEADWEAR, FOOTWEAR, SPORTING GOODS AND ACCESSORIES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (STYLIZED-STRETCHED)	332964-00027/	Registered 25 Int.	75/346,068 23-Aug-1997	2,276,519 07-Sep-1999

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, NAMELY, SHIRTS, T-SHIRTS, PANTS, SHORTS, SWIMWEAR, SWEATSHIRTS, JACKETS, SWEATERS, SOCKS, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP BLEND	332964-00015/	Registered 03 Int.	78/147,576 25-Jul-2002	2,902,232 09-Nov-2004

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE, SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; NON-MEDICATED LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUN TANNING LOTION, FACE PRE-SUNTANNING LOTIONS, BODY AFTER SUNTANNING LOTION; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP DESIGN	332964-00003/	Registered 18 Int., 25 Int., 41 Int.	76/260,709 22-May-2001	2,778,299 28-Oct-2003

Related Case:

Old Client Code: WAOP

Goods: Class : 18 Int.
BAGS, INCLUDING, ATHLETIC BAGS, BACKPACKS, ALL PURPOSE ATHLETIC BAGS, ALL PURPOSE SPORT BAGS, BEACH BAGS, BOOK BAGS, CARRY-ON BAGS, CLUTCH BAGS, DUFFLE BAGS, GYM BAGS, OVERNIGHT BAGS, SCHOOL BOOK BAGS, SCHOOL BAGS, SHOULDER BAGS, TOTE BAGS, TRAVEL BAGS, PURSES, HANDBAGS, LUGGAGE, FANNY PACKS, RUCKSACKS, SATCHELS; WALLETS AND BEACH UMBRELLAS.

Class : 25 Int.
CLOTHING, NAMELY SHIRTS, T-SHIRTS, SWEATSHIRTS, TANK TOPS, COATS, JACKETS, SWEATERS, DRESSES, SKIRTS, BLOUSES, PULLOVERS, SWEATPANTS, SHORTS, PANTS, SWIMWEAR, WET SUITS, SOCKS; VESTS, BODYSUITS, JUMPSUITS, LOUNGEWEAR, UNDERWEAR, PAJAMAS, ROBES, JUMPERS, SLEEPERS, JUMPSUITS, BOOTIES, SLIPPERS, HEADWEAR AND FOOTWEAR.

Class : 41 Int.
ARRANGING AND CONDUCTING SPORTING EVENTS AND SURFING CONTESTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP JUICE	332964-00029/	Registered 03 Int.	76/118,034 28-Aug-2000	2,613,314 27-Aug-2002

Related Case:
Old Client Code: WAOP
Goods: Class : 03 Int.
FRAGRANCES AND PERSONAL CARE PRODUCTS, NAMELY, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH, AND SKIN LOTION.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP PRO	332964-00030/	Registered 41 Int.	73/819,890 18-Aug-1989	1,594,622 01-May-1990

Related Case:
Old Client Code: WAOP
Goods: Class : 41 Int.
PROMOTIONAL EVENTS, NAMELY ARRANGING AND CONDUCTING SURFING CONTESTS

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP PRO	332964-00031/	Registered 25 Int.	74/055,964 04-May-1990	1,639,812 02-Apr-1991

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING AND HEADWEAR, NAMELY SHIRTS, T-SHIRTS, SWEATSHIRTS, TANK TOPS, COATS, JACKETS, SWEATERS, DRESSES, SKIRTS, BLOUSES, PULLOVERS, SWEATPANTS, SHORTS, PANTS, SWIM SUITS, SWIM TRUNKS, WET SUITS, SOCKS; HATS, CAPS AND VISORS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP SPORT	332964-00033/	Registered 25 Int.	75/430,381 06-Feb-1998	2,276,701 07-Sep-1999

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CLOTHING, NAMELY SHIRTS, T-SHIRTS, PANTS, SHORTS, SWIMWEAR, SWEATSHIRTS, JACKETS, SWEATERS, SOCKS, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OPS	332964-00034/	Registered 18 Int., 25 Int.	75/960,106 14-Mar-2000	2,698,192 18-Mar-2003

Related Case:
Old Client Code: WAOP
Goods: Class : 18 Int.
ATHLETIC BAGS, BACKPACKS, ALL PURPOSE ATHLETIC BAGS, ALL PURPOSE SPORT BAGS, BEACH BAGS, BOOK BAGS, CARRY-ON BAGS, CLUTCH BAGS, DUFFEL BAGS, GYM BAGS, OVERNIGHT BAGS, SCHOOL BOOK BAGS, SCHOOL BAGS, SHOULDER BAGS, TOTE BAGS, TRAVEL BAGS, BEACH UMBRELLAS, CHANGE PURSES, HANDBAGS, LUGGAGE, FANNY PACKS, RUCKSACKS, SATCHELS AND WALLETS.

Class : 25 Int.
CLOTHING, NAMELY, SHORTS, PANTS, SHIRTS, T-SHIRTS, JACKETS, SWEATSHIRTS, SWEATPANTS, VEST, SWEATERS, SWIMTURNKS, SWIMSUITS, ATHLETIC TOPS, ATHLETIC BOTTOMS, FOOTWEAR AND HEADWEAR FOR MEN, WOMEN AND CHILDREN

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
ORIGINAL WAVE	332964-00035/	Registered 25 Int.	73/741,974 25-Jul-1988	1,554,800 05-Sep-1989

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, NAMELY SHIRTS, TANK TOPS, PANTS AND SHORTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
SEVEN2	332964-00036/	Registered 18 Int., 25 Int.	76/333,172 01-Nov-2001	2,979,781 26-Jul-2005

Related Case:

Old Client Code: WAOP

Goods: Class : 18 Int.
BAGS, NAMELY, BACKPACKS, BEACH BAGS, BOOKS BAGS, CARRY-ON BAGS, DUFFEL BAGS, GYM BAGS, TOTE BAGS, HANDBAGS, LUGGAGE, FANNY PACKS, WALLETS AND BEACH UMBRELLAS.

Class : 25 Int.
CLOTHING, NAMELY SHIRTS, T-SHIRTS, SWEATSHIRTS, TANK TOPS, COATS, JACKETS, PULLOVERS, SWEATPANTS, SHORTS, PANTS, SWIMWEAR, WET SUITS, SOCKS, UNDERWEAR, PAJAMAS, HEADWEAR AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00457/	Registered 03 Int., 14 Int., 25 Int., 28 Int.	206234 20-Jun-1985	206234 (298886) 05-Nov-1987

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
Bleaching preparations and other substances for laundry use; cleaning, polishing, scouring and abrasive preparations; soaps; perfumery, essential oils, cosmetics, hair lotions; dentifrices.

Class : 14 Int.
Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.

Class : 25 Int.
Clothing, footwear, headgear.

Class : 28 Int.
Games and playthings; gymnastic and sporting articles not included in other classes; decorations for Christmas trees.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC & TORNADO MAN LOGO	332964-00460/	Registered 03 Int., 09 Int., 14 Int., 16 Int., 18 Int., 24 Int., 25 Int., 26 Int., 28 Int.	223553 27-May-1988	223553 09-Aug-2001

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
ALL GOODS IN THIS CLASS.

Class : 09 Int.
ALL GOODS IN THIS CLASS.

Class : 14 Int.
ALL GOODS IN THIS CLASS.

Class : 16 Int.
ALL GOODS IN THIS CLASS.

Class : 18 Int.
ALL GOODS IN THIS CLASS.

Class : 24 Int.
ALL GOODS IN THIS CLASS.

Class : 25 Int.
ALL GOODS IN THIS CLASS.

Class : 26 Int.
ALL GOODS IN THIS CLASS.

Class : 28 Int.
ALL GOODS IN THIS CLASS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC (LABEL DESIGN)	332964-00461/	Registered 14 Int.,18 Int., 24 Int., 25 Int.,28 Int.	223555 27-May-1988	223555 (322548) 15-Oct-1990

Related Case:

Old Client Code: WAOP

Goods: Class : 14 Int.
ALL GOODS IN THIS CLASS.

Class : 18 Int.
ALL GOODS IN THIS CLASS.

Class : 24 Int.
ALL GOODS IN THIS CLASS.

Class : 25 Int.
ALL GOODS IN THIS CLASS.

Class : 28 Int.
ALL GOODS IN THIS CLASS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC SUNWEAR, INC.	332964-00463/	Registered 42 Int.	206262 21-Jun-1985	206262 16-Oct-2001

Related Case:

Old Client Code: WAOP

Goods: Class : 42 Int.
ALL SERVICES IN THIS CLASS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00458/	Registered 03 Int.	329248 29-Jan-2001	329248 25-Jun-2001

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, NAMELY, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, AND SKIN LOTION.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP & OLD SURFER DESIGN	332964-00459/	Registered 03 Int., 14 Int., 25 Int., 28 Int.	206233 20-Jun-1985	206233 (350423) 29-Oct-1993

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
Bleaching preparations and other substances for laundry use; cleaning, polishing, scouring and abrasive preparations; soaps; perfumery, essential oils, cosmetics, hair lotions; dentifrices.

Class : 14 Int.
Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.

Class : 25 Int.
Clothing, footwear, headgear.

Class : 28 Int.
Games and playthings; gymnastic and sporting articles not included in other classes; decorations for Christmas trees.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00462/	Registered 03 Int., 09 Int., 14 Int.,18 Int., 24 Int., 25 Int. 26 Int, 28 Int.	223554 27-May-1988	223554 (318089) 03-Nov-1989

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
ALL GOODS IN THIS CLASS.

Class : 09 Int.
ALL GOODS IN THIS CLASS.

Class : 14 Int.
ALL GOODS IN THIS CLASS.

Class : 18 Int.
ALL GOODS IN THIS CLASS.

Class : 24 Int.
ALL GOODS IN THIS CLASS.

Class : 25 Int.
ALL GOODS IN THIS CLASS.

Class : 26 Int.
ALL GOODS IN THIS CLASS.

Class : 28 Int.
ALL GOODS IN THIS CLASS.

Country: Uzbekistan

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP & SURFER DESIGN	332964-00464/	Registered 25 Int.	MBGU94002794 02-Mar-1983	3308 27-Jun-1995

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, FOOTWEAR AND HEADGEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00467/	Registered 25 Int.	6915-80 22-Sep-1980	150160 12-Jan-1994

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
ARTICLES OF CLOTHING, HATS AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00471/	Registered 03 Int.	1901-2001 06-Feb-2001	P237280 12-Mar-2002

Related Case:

Old Client Code: WAOP

Goods: Class : 03 Int.
COSMETICS, FRAGRANCES AND PERSONAL CARE PRODUCTS, INCLUDING, PERFUME, COLOGNE, EAU DE TOILETTE, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, SCENTED BODY SPRAYS, PERFUME SPLASHING WATER, FRAGRANT BODY SPLASH; SHOWER GEL, BUBBLE BATH, HAND LOTION, BODY LOTION, FACE LOTION, HAND SOAP, BODY SOAP, FACE SOAP, SKIN MOISTURIZER, BODY GLITTER LOTION; HAIR SHAMPOO, HAIR CONDITIONER, HAIR STYLING GEL, HAIR SPRAY, HAIR COLOR AND DYES, HAIR RINSES; LIP BALM, LIP GLOSS, LIPSTICK, FACIAL MAKE-UP AND EYE MAKE-UP, BODY CREAM, FACE CLEANSER, BATH OIL, BATH BEADS, BODY POWDER, TALCUM POWDER, SHAVING CREAM, DEODORANT, SCENTED BATH BEADS; BODY SUNTAN LOTION, FACE SUNTAN LOTION, BODY SUNLESS TANNING LOTION, FACE SUNLESS TANNING LOTION, BODY PRE-SUNTANNING LOTION, FACE PRE-SUNTANNING LOTION, BODY AFTER SUNTANNING LOTION, FACE AFTER SUNTANNING LOTIONS; POTPOURRI AND SACHETS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00466/	Registered 09 Int.	196986 20-Feb-1986	133412 01-Jun-1988

Related Case:

Old Client Code: WAOP

Goods: Class : 09 Int.
MACHINES AND INSTRUMENTS FOR MEASURING TIME.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00469/	Registered 50 (Nat Cl.)	196986 20-Feb-1986	23935 06-Jun-1988

Related Case:

Old Client Code: WAOP

Goods: TO CREATE, MANUFACTURE, DESIGN, DISTRIBUTE AND COMMERCIALIZE DRESSES, HATS, FOOTWEAR FOR CHILDREN, KIDS AND ADULTS, PERSONAL ACCESSORIES AND SPORTSWEAR, SUCH AS PURSES, EYEGLASSES, CLOCKS, UMBRELLAS AND SIMILAR GOODS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00470/	Registered 28 Int.	1967-86 20-Feb-1986	P-234146 27-Aug-2001

Related Case:

Old Client Code: WAOP

Goods: Class : 28 Int.
PLAYTHINGS, SPORTING GOODS AND GAMES.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00468/	Registered 25 Int.	1971-86 20-Feb-1986	P188216 26-Apr-1996

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
ARTICLES OF CLOTHING, HATS AND FOOTWEAR.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00465/	Registered 21 Int.	196586 20-Feb-1986	133409 01-Jun-1988

Related Case:

Old Client Code: WAOP

Goods: Class : 21 Int.
CONTAINERS INCLUDING PURSES, BRIEFCASES AND SIMILAR GOODS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00472/	Registered 25 Int.	20588 09-Nov-1994	32001 04-Sep-1999

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR, INCLUDING CASUAL, LEISURE, SPORTS AND BEACH CLOTHING; SURFWEAR, CLOTHING FOR BICYCLING; SHIRTS, T-SHIRTS, SWEATSHIRTS, TANK TOPS, BLOUSES, COATS, JACKETS, SWEATERS, PULLOVERS, SKIRTS, DRESSES, PANTS, SWEATPANTS, SHORTS, SHOES, ATHLETIC SHOES, SANDALS, BEACH FOOTWEAR, SOCKS, BELTS, HATS, VISORS, SWIMTRUNKS, BATHING SUITS, WETSUITS, SURFING VESTS, SURFING SHORTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP	332964-00473/	Registered 25 Int.	20587 09-Nov-1994	33297 21-Feb-2000

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR, INCLUDING CASUAL, LEISURE, SPORTS AND BEACH CLOTHING; SURFWEAR, CLOTHING FOR BICYCLING; SHIRTS, T-SHIRTS, SWEATSHIRTS, TANK TOPS, BLOUSES, COATS, JACKETS, SWEATERS, PULLOVERS, SKIRTS, DRESSES, PANTS, SWEATPANTS, SHORTS, SHOES, ATHLETIC SHOES, SANDALS, BEACH FOOTWEAR, SOCKS, BELTS, HATS, VISORS, SWIMTRUNKS, BATHING SUITS, WETSUITS, SURFING VESTS, SURFING SHORTS.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OCEAN PACIFIC	332964-00474/	Registered 25 Int.	1027 04-Apr-1975	1027 04-Apr-1975

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
SHIRTS, SHORTS, AND SWIMWEAR BEING ARTICLES OF CLOTHING.

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP (Stylized)	332964-00475/	Registered 25 Int.	2094 05-Jun-1984	2094 10-Oct-1984

Related Case:
Old Client Code: WAOP
Goods: Class : 25 Int.
CASUAL WEARING APPAREL, NAMELY, SHIRTS, PANTS, SHORTS, SKIRTS, DRESSES, SWIMMING SUITS AND INCLUDING SHOES.

Country: Zambia

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP OCEAN PACIFIC	332964-00478/	Registered 25 Int.	436/2001 17-Jul-2001	436/2001 17-Jul-2001

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
CLOTHING, HEADWEAR AND FOOTWEAR.

Country: Zimbabwe

Trademark	Client-Matter/SubCase	Status Class(es)	Application Number/Date	Registration Number/Date
OP OCEAN PACIFIC SUNWEAR & PALM DESIGN	332964-00479/	Registered 25 Int.	511/79 03-Sep-1979	511/79 06-Jun-1980

Related Case:

Old Client Code: WAOP

Goods: Class : 25 Int.
ARTICLES OF CLOTHING INCLUDING FOOTWEAR.

ANNEX C TO SCHEDULE 5

(*See Schedule 6*)

Annex 1
to
Guarantee and Collateral Agreement

ASSUMPTION AGREEMENT, dated as of _______________, 200__, made by _____________________________, a _____________ corporation (the "Additional Grantor"), in favor of LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the "Lenders") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H:

WHEREAS, Iconix Brand Group Inc. (the "Borrower"), the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of March 30, 2007 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of March 30, 2007 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement") in favor of the Administrative Agent for the benefit of the Lenders;

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foreging, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules _______* to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. **GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.**

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

---

* Refer to each Schedule which needs to be supplemented.

[ADDITIONAL GRANTOR]

By: ______________________________
Name:
Title:

Annex II
to
Guarantee and Collateral Agreement

ACKNOWLEDGEMENT AND CONSENT

The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of March 30, 2007 (the "Agreement"), made by the Grantors parties thereto for the benefit of Lehman Commercial Paper Inc., as Administrative Agent. The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) of the Agreement.

3. The terms of Sections 5.8, 6.3(a) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it, or prohibited, pursuant to Section 5.8, 6.3(a) or 6.7 of the Agreement.

[NAME OF ISSUER]

By:________________________________
Name:
Title:

Address for Notices:

____

____

____

Fax: ________________________________